* Confidential treatment has been requested for portions of this exhibit.
  The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as "*". A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                                    Exhibit 10.1

                                   A320 FAMILY

                               PURCHASE AGREEMENT

                                     BETWEEN

                                AIRBUS INDUSTRIE

                                       AND

                                       TAM

                          TRANSPORTES AEREOS REGIONAIS

                                    CONTENTS

CLAUSES   TITLES
-------   ------
    0     PURCHASE AGREEMENT
    1     SALE AND PURCHASE
    2     SPECIFICATION CHANGES
    3     PRICES AND TAXES
    4     PRICE REVISION FORMULAE
    5     PAYMENT TERMS
    6     PLANT REPRESENTATIVES - INSPECTION
    7     CERTIFICATION
    8     BUYER'S TECHNICAL ACCEPTANCE
    9     DELIVERY
   10     EXCUSABLE DELAY
   11     NON EXCUSABLE DELAY
   12     WARRANTIES AND SERVICE LIFE POLICY
   13     PATENT - INDEMNITY
   14     TECHNICAL PUBLICATIONS
   15     SELLER REPRESENTATIVES
   16     TRAINING AND TRAINING AIDS
   17     VENDOR PRODUCT SUPPORT
   18     BUYER FURNISHED EQUIPMENT AND DATA
   19     DATA RETRIEVAL
   20     TERMINATION
   21     ASSIGNMENT
   22     MISCELLANEOUS PROVISIONS

                                    CONTENTS

EXHIBITS      TITLES
--------      ------
Exhibit "A"   SPECIFICATION
Exhibit "B"   S.C.N.FORM
Exhibit "C"   SERVICE LIFE POLICY - ITEMS OF PRIMARY STRUCTURE
Exhibit "D"   MANUALS
Exhibit "E"   SPARE PARTS PROCUREMENT

Letter Agreement No 1: *
Letter Agreement No 2: A319 PERFORMANCE GUARANTEES
Letter Agreement No 3: A320 PERFORMANCE GUARANTEES
Letter Agreement No 4: OPTION AIRCRAFT
Letter Agreement No 5: PRODUCT SUPPORT SERVICES
Letter Agreement No 6: *
Letter Agreement No 7: *
Letter Agreement No 8: *
Letter Agreement No 9: *

                         A320 FAMILY PURCHASE AGREEMENT

This Agreement is made as of the 19 day of March 1998

BETWEEN

AIRBUS INDUSTRIE, having its principal office at:

     1 Rond-Point Maurice Bellonte

     31707 BLAGNAC - CEDEX

     FRANCE

(hereinafter referred to as the "Seller") of the one part

AND

T.A.M. - TRANSPORTES AEREOS REGIONAIS, having its principal office at:

     Rua Monsenhor Antonio Pepe, 94
     JD Aeroporto
     CEP - 04357-080

     SAO PAULO
     BRAZIL

(hereinafter referred to as the "Buyer") of the other part.

WHEREAS

A- The Seller is a "Groupement d'Interet Economique" created and existing under French Law and established under Ordonnance No 67-821 dated September 23, 1967 of the Republic of FRANCE.

B-   The Members of the Seller are:

     (1) AEROSPATIALE, SOCIETE NATIONALE INDUSTRIELLE, whose principal office is at:
          37, Boulevard Montmorency
          75016 PARIS
          FRANCE,

     (2)  DAIMLER-BENZ AEROSPACE AIRBUS GmbH,
          whose principal office is at:
          Kreetslag 10
          Postfach 95 01 09
          21111 - HAMBURG
          FEDERAL REPUBLIC OF GERMANY,

     (3)  CONSTRUCCIONES AERONAUTICAS S.A.,
          whose principal office is at:
          Avenida de Aragon, 404
          28022 MADRID
          SPAIN

          and

     (4)  BRITISH AEROSPACE (OPERATIONS) LTD,
          whose principal office is at:
          Warwick House
          P.O. Box 87
          Famborough Aerospace Centre
          Famborough
          HANTS GU14 6YU
          GREAT BRITAIN.

C- Each of the Members of the Seller is (after service on the Seller by "huissier", of notice to perform) jointly and severally liable with the other Members (but not with the Seller) for all due and unperformed liabilities and obligations of the Seller (subject to any defences which may be available to the Seller or to that Member personally or to all the Members together).

D-   The Buyer wishes to purchase and the Seller is willing to sell thirty eight
     (38) A319 Aircraft and A320 Aircraft equipped with a set of two (2) Propulsion Systems installed thereon (hereinafter individually or collectively referred to as the "Aircraft") together with certain other spare parts, equipment and services more particularly described herein.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

                                    CONTENTS

CLAUSE            TITLE
------            -----
  1-     SALE AND PURCHASE
  1.1    Scope
  1.2    Aircraft Specification
  1.3    Propulsion Systems

1-   SALE AND PURCHASE

1.1  Scope

     The Seller shall sell and supply and the Buyer shall buy and take delivery of thirty eight (38) Aircraft of the A319-100 and A320-200 type and also spare parts (pursuant to Exhibit "E") upon the terms and conditions contained in this Agreement, together with the Exhibits "A" thru "E" attached hereto which shall constitute an integral part of the Agreement.

1.2  Aircraft Specification

1.2.1 The Aircraft shall be manufactured in accordance with:

     - For the A319-100, the Standard Specification Document No J.000.01000, Issue 3 dated March 29th, 1995 plus Temporary Revision No 1 dated August 25th, 1995 with the following design weights: MTOW: 75.5 tons,
          MLW: 62.5 tons, MZFW: 58.5 tons, a copy of which has been initialled on its effective pages for the purpose of identification by or on behalf of the parties and is annexed hereto as Exhibit "A".

     - For the A320-200, the Standard Specification Document No D.000.02000, Issue 4 dated March 30th, 1995 with the following design weights:
          MTOW: 77 tons, MLW: 64.5 tons, MZFW: 61 tons, a copy of which has been initialled on its effective pages for the purpose of identification by or on behalf of the parties and is annexed hereto as Exhibit "A".

     Said Standard Specification as modified by the Specification Change Notices
     (SCNs) listed in Appendix 1 to Exhibit "A" for the A319-100 and Appendix 2 to Exhibit "A" for the A320-200 shall constitute the Buyer's detailed Specification and is hereinafter referred to as the "Specification".

     The SCN form is annexed hereto as Exhibit "B".

1.2.2 The Specification may be modified or varied pursuant to the provisions of Clauses 2, 7 and 18.

1.2.3 In the event of any inconsistency between the Specification and any other part of this Agreement, the latter shall prevail to the extent of such inconsistency.

1.3  Propulsion Systems

     The Aircraft shall be equipped with a set of two (2) Propulsion Systems:

     -    For the A319-100: INTERNATIONAL AERO ENGINES IAE V2524-A5.

     -    For the A320-200: INTERNATIONAL AERO ENGINES IAE V2527-A5.

                                    CONTENTS

CLAUSE   TITLE
------   -----
  2-     SPECIFICATION CHANGES
  2.1    Specification Change Notice
  2.2    Effect on Aircraft Price
  2.3    Development Changes
  2.4    Customization Milestones Chart

2-   SPECIFICATION CHANGES

2.1  Specification Change Notice

     The Specification may be amended by written agreement between the parties in a Specification Change Notice (hereinafter referred to as a "SCN") which shall set forth in detail the particular change to be made therein and the effect, if any, of such change on design, performance, weight, time of delivery, price of the Aircraft, and on the text of the Specification.

     A specimen copy of a SCN form is attached hereto as Exhibit "B".

2.2  Effect on Aircraft Price

     The possible effect of changes on the price of the Aircraft shall be agreed before signature of the relevant SCN form.

                                       *

2.3  Development Changes

     The Specification may also be revised by the Seller without Buyer's consent in order to incorporate development changes if such changes do not adversely affect price, delivery, weight or performance of the Aircraft, interchangeability or replaceability requirements under the Specification. Development changes are changes deemed necessary to correct defects, improve the Aircraft, prevent delay or ensure compliance with this Agreement.

                                    CONTENTS

CLAUSE   TITLE
------   -----
  3-     PRICES AND TAXES
  3.1    Basic Price of the Aircraft
  3.2    Final Price of the Aircraft
  3.3    Taxes

3-   PRICES AND TAXES

3.1  Basic Price of the Aircraft

     The Basic Price of the Aircraft is the sum of :

     -    the Basic Price of the Airframe as defined in sub-Clause 3.1.1 and

     -    the Basic Price of the Propulsion Systems as defined in sub-Clause
          3.1.2 ;

     and is exclusive of any variation resulting from price revision provisions and, if any, other provisions of this Agreement.

3.1.1 Basic Price of the Airframe

     The Basic Price of the Airframe is the sum of:

     (i) the basic price of the airframe as defined in the Standard Specification described in sub-Clause 1.2.1, which is :

          -    For the A319-100 Aircraft

                                        *

          -    For the A320-200 Aircraft

                                        *

     (ii) the basic price of all the SCNs defined and listed in :

          -    Appendix 1 to Exhibit "A" for the A319-100 Aircraft

                                        *

          -    Appendix 2 to Exhibit "A" for the A320-200 Aircraft

                                        *

     The basic prices have been established in accordance with the delivery conditions prevailing in January 1997 and are subject to adjustment in accordance with the Seller's Price Revision Formula set forth in sub-Clause 4.1.

3.1.2 Basic Price of the Propulsion Systems

     The basic price of a set of two (2) Propulsion Systems including standard equipment, nacelles and thrust reversers is :

     -    For the A319-100 Aircraft

     With INTERNATIONAL AERO ENGINES IAE V2524-A5 :

                                        *

     -    For the A320-200 Aircraft

     With INTERNATIONAL AERO ENGINES IAE V2527-A5 :

                                        *

     Said basic prices have been established in accordance with the delivery conditions prevailing in January 1997 and have been calculated from the Reference Price of the Propulsion Systems indicated in sub-Clause 4.2.1.

     Said Propulsion Systems Reference Price are subject to adjustment in accordance with the Propulsion Systems Manufacturer Price Revision Formula set forth in sub-Clause 4.2.

3.1.3 Validity of Propulsion Systems Price

     It is understood that the above-mentioned quotation as well as Price Revision Formula concerning the Propulsion Systems and related equipment are based upon information received from the Propulsion Systems Manufacturer.

3.2  Final Price of the Aircraft

     The Final Price of each Aircraft shall be the sum of:

     - the Basic Price of the Airframe as adjusted at the time of Aircraft delivery in accordance with the Seller's Price Revision Formula set forth in sub-Clause 4.1;

     - the basic prices of any and all SCNs mutually agreed upon in addition to the SCNs already taken into account in the Basic Price of the Airframe as adjusted at the time of Aircraft delivery in accordance with the Seller's Price Revision Formula set forth in sub-Clause 4.1 or as otherwise agreed upon;

     - the installed Propulsion Systems Reference Price as adjusted at the time of Aircraft delivery in accordance with the Price Revision Formula set forth in sub-Clause 4.2;

     - any further amount provided for or resulting from any other provisions of this Agreement (including but not limited to Clauses 7 and 18) and / or any other written agreement between the Buyer and the Seller.

3.3  Taxes

3.3.1 The Seller shall pay any and all taxes, duties, imposts or similar charges of any nature whatsoever levied, assessed, charged or collected for or in connection with the fabrication, manufacture, assembly, sale and delivery under this Agreement of any of the Aircraft, services, instructions and data delivered or furnished hereunder provided such charges have been promulgated and are enforceable under the laws of FRANCE, FEDERAL REPUBLIC OF GERMANY, GREAT BRITAIN and SPAIN.

3.3.2 The Buyer shall bear the costs of and pay any and all taxes, duties and similar charges of any nature whatsoever not covered by the preceding sub-Clause 3.3.1 including but not limited to any duties or taxes due upon or in relation to the importation or registration of the Aircraft in the Buyer's country and/or any withholdings or deductions levied or required in the Buyer's country in respect of the payment to the Seller of any amount due by the Buyer hereunder.

                                    CONTENTS

CLAUSE   TITLE
------   -----
  4-     PRICE REVISION FORMULAE
  4.1    Seller's Price Revision Formula
  4.2    Propulsion Systems Manufacturer's Price Revision Formula

4-   PRICE REVISION FORMULAE

4.1  Seller's Price Revision Formula

4.1.1 Basic Prices

     The basic prices quoted in sub-Clause 3.1.1 are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

4.1.2 Base Period

     The basic prices have been established in accordance with the average economic conditions prevailing in December 1995, January 1996, February 1996 and corresponding to a theoretical delivery in January 1997 as defined by "ECIb" and "ICb" index values indicated hereafter.

     "ECIb" and "ICb" index values indicated hereof shall not be subject to any revision.

4.1.3 Indexes

     Labor Index: "Employment Cost Index for Workers in Aerospace manufacturing" (Aircraft manufacturing, standard industrial classification code SIC 3721, wages and salaries, base month and year June 1989 = 100), as released by the US Department of Labor, Bureau of Labor Statistics, on a quarterly basis, hereinafter referred to as "ECI SIC 3721W".

     The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two preceeding months.

     Material Index: "Industrial commodities" (hereinafter referred to as "IC") as published in "Producer Price Indexes" (Table 6. Producer price indexes and percent changes for commodity groupings and individual items). (Base Year 1982 = 100).

4.1.4 Revision Formula

     Pn = (Pb + F)(0.75 ECIn/ECIb + 0.25 ICn/ICb)

     Where :

     Pn   : basic price as revised at delivery of the Aircraft

     Pb   : basic price at economic conditions December 1995, January 1996,
            February 1996 averaged (January 1997 delivery conditions)

     F    : (0.005 x N x Pb)
            where N = the calendar year of delivery of the Aircraft minus 1997

     ECIn : the arithmetic average of the latest published values of the ECI SIC
            3721W-Index available at the date of Aircraft delivery for the 11th, 12th and 13th month prior to the month of Aircraft delivery

     EClb : ECI SIC 3721W-Index for December 1995, January 1996, February 1996
            averaged (= 128.7)

     ICn : the arithmetic average of the latest published values of the IC-Index available at the date of Aircraft delivery for the 11th, 12th and 13th month prior to the month of Aircraft delivery

     ICb  : IC-Index for December 1995, January 1996, February 1996 averaged (=
            126.2)

4.1.5 General Provisions

4.1.5.1 Roundings

     The Labor Index average and the Material Index average shall be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

     Each quotient shall be rounded to the nearest ten-thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

     The final factor shall be rounded to the nearest ten-thousandth (4 decimals).

     The final price shall be rounded to the nearest whole number (0.5 or more rounded to 1).

4.1.5.2 Substitution of Indexes

     In the event that:

     (i) the U.S. Department of Labor substantially revises the methodology of calculation of any of the indexes referred to hereabove, or

     (ii) the U.S. Department of Labor discontinues, either temporarily or permanently, any of the indexes referred to hereabove, or

     (iii) the data samples used to calculate any of the indexes referred to hereabove are substantially changed,

     the Seller shall select a substitute index and will provide the Buyer with the necessary justification with regards to this substitute index to allow its approval.

     Such substitute index shall reflect as closely as possible the actual variations of the wages or of the material costs, as the case may be, used in the calculation of the original index.

     As a result of this selection of a substitute index, the Seller shall make an appropriate adjustment to its price revision formula, allowing to combine the successive utilization of the original index and of the substitute index.

4.1.5.3 Final Index Values

     The Index values as defined in sub-Clause 4.1.4 above shall be considered final and no further adjustment to the basic prices as revised at delivery of the Aircraft shall be made after Aircraft delivery for any subsequent changes in the published Index values.

4.2  Propulsion System Manufacturer's Price Revision Formula

4.2.1 Reference Price of the Propulsion Systems

     -    For the A319-100 Aircraft

     The Reference Price of a set of two (2) INTERNATIONAL AERO ENGINES IAE V2524-A5 Propulsion Systems is:

                                        *

     -    For the A320-200 Aircraft

     The Reference Price of a set of two (2) INTERNATIONAL AERO ENGINES IAE V2527-A5 Propulsion Systems is:

                                        *

     These Reference Prices are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of sub-Clauses 4.2.4 and 4.2.5.

4.2.2 Reference Period

     The above Reference Price has been established in accordance with the economic conditions prevailing in September 1996 as defined, by INTERNATIONAL AERO ENGINES by the "HEb", "MMPb" and "EPb" index values indicated in sub-Clause 4.2.4.

4.2.3 Indexes

     Labor Index: "Aircraft engines and engine parts" Standard Industrial Classification 3724 - Average hourly earnings (hereinafter referred to as; "HE") as published in "Employment and Earnings" (Establishment Data-Hours and Earnings not seasonally adjusted Table B-15. Average hours and earnings of production or nonsupervisory workers on private nonfarm payrolls by detailed industry).

     Material Index: "Metals and metal products" Code 10 (hereinafter referred to as "MMP") as published in "Producer Price Indexes" (Table 6. Producer price indexes and percent changes for commodity groupings and individual items). (Base Year 1982=100).

     Energy Index: "Fuels and related products and power" Code 5 (hereinafter referred to as "EP") as published in "Producer Price Indexes" (Table 6. Producer price indexes and percent changes for commodity groupings and individual items). (Base Year 1982 = 100).

4.2.4 Revision Formula

     Pn    = Pb x (.60 HEn/HEb + .30 MMPn/MMPb + .10 EPn/EPb)

     where :

     Pn    : revised Reference Price at Aircraft delivery.

     Pb    : Reference Price at economic conditions September 1996.

     HEn   : HE-lndex SIC 3724 for the fourth (4th) month prior to the month of
             Aircraft delivery.

     HEb   : HE-lndex IC 3724 for September 1996 (= 18.40).

     MMPn : MMP-lndex for the fourth (4th) month prior to the month of Aircraft delivery.

     MMPb  : MMP-lndex for September 1996 (= 130.0).

     EPn   : EP-lndex for the fourth (4th) month prior to the month of Aircraft delivery.

     EPb   : EP-lndex for September 1996 (= 87.1).

4.2.5 GENERAL PROVISIONS

4.2.5.1 Roundings

     Each factor (.60 HEn/HEb, .30 MMPn/MMPb, .10 EPn/EPb) shall be rounded to the nearest fourth decimal place.

     After final computation Pn shall be rounded to the nearest whole number (0.5 rounds to 1).

4.2.5.2 Final Index Values

     The revised Reference Price at the date of Aircraft delivery shall not be subject to any further adjustments in the indexes.

     If no final index values are available for the applicable month, the then published preliminary figures shall be the basis on which the revised Reference Price shall be computed.

4.2.5.3 Interruption of Index Publication

     If the US Department of Labor substantially revises the methodology of calculation or discontinues any of these indexes referred to hereabove, the Seller shall reflect the substitute for the revised or discontinued index selected by INTERNATIONAL AERO ENGINES, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

     Appropriate revision of the formula shall be made to accomplish this result.

4.2.5.4 Annulment of Formula

     Should the above escalation provisions become null and void by action of the US Government, the Reference Price shall be adjusted due to increases in the costs of labor, material and fuel which have occurred from the period represented by the applicable Reference Price Indexes to the fourth
     (4th) month prior to the scheduled month of Aircraft delivery.

4.2.5.5 Limitation

     Should the revised Reference Price be lower than the Reference Price, the final price shall be computed with the Reference Price.

                                    CONTENTS

CLAUSE   TITLE
------   -----
  5-     PAYMENT TERMS
  5.1    Seller's Account
  5.2    Payment of the Aircraft
  5.3    Other Charges
  5.4    General

5-   PAYMENT TERMS

5.1  Seller's Account

     The Buyer shall pay the final price of each Aircraft or any invoice to the Seller's account No 74.65 159 2 000 with:

          NATEXIS GROUPE

          48 Allees Francois Verdier
          31000 TOULOUSE
          FRANCE

     or to such other account as may be designated by the Seller, sufficiently in advance to allow the Buyer to perform the payment accordingly.

5.2  Payment of the Aircraft

     The Final Price of each Aircraft as defined in sub-Clause 3.2 shall be paid in accordance with the following terms and conditions:

5.2.1 Predelivery Payments

     The Buyer shall make predelivery payments calculated on the Predelivery Payment Reference Price of the Aircraft.

5.2.1.1 The Predelivery Payment Reference Price is defined as:

     A = Pb * + * N)

     where :

     A : the Predelivery Payment Reference Price for Aircraft to be delivered in year T;

     T : the year of delivery of the relevant Aircraft as provided for in sub-Clause 9.1;

     Pb : the Basic Price of the Aircraft as defined in sub-Clause 3.1;

     N  : (T-1997).

5.2.1.2 Such predelivery payments shall constitute an instalment for the Final Price of the Aircraft for each firmly ordered Aircraft and shall be made in accordance with the following schedule:

                                              percentage of
                                           Predelivery Payment
Due Date of Payments                         Reference Price
--------------------                       -------------------
*

On the first day of each of the
following month prior to the scheduled
month of delivery:

*

TOTAL PAYMENT PRIOR TO AIRCRAFT DELIVERY

5.2.2 Balance of the Final Price of the Aircraft

     Concurrently with the Aircraft delivery and on receipt of the Seller's invoice, the Buyer shall pay to the Seller the Final Price of the Aircraft as defined in sub-Clause 3.2 less the total amount of the predelivery payments received by the Seller and set forth in sub-Clause 5.2.

5.3  Other Charges

     If not expressly stipulated otherwise any other charges due under this Agreement other than those mentioned in sub-Clause 5.2 shall be paid by the Buyer concurrently with the Aircraft delivery *

5.4  General

5.4.1 All payments provided for in this Agreement shall be made in United States Dollars (USD) in immediately available funds if not otherwise agreed upon.

5.4.2 All payments due to the Seller hereunder shall be made in full, without set-off, counterclaim, deduction or withholding of any kind. Consequently, the Buyer shall procure that the sums received by the Seller under this Agreement shall be equal to the full amounts expressed to be due to the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, dues or charges of whatever nature. If the Buyer is compelled by law to make any such deduction or withholding the Buyer shall pay such additional amounts as may be necessary in order that the net amount received by the Seller after such deduction or withholding shall equal the amounts which would have been received in the absence of such deduction or withholding.

                                        *

5.4.3 If any payment due to the Seller under this Agreement including but not limited to any predelivery payment, deposit, option fees for the Aircraft as well as any payment for any spare parts, data, documents, training and services due to the Seller is not received on the due date, without prejudice to the Seller's other rights under this Agreement, the Seller shall be entitled to interest for late payment calculated on the amount due from and including the due date of payment up to the date when the payment is received by the Seller at a rate equal to

                                       *

5.4.4 If any predelivery payment is not received on the date(s) as specified in this Clause or as may be subsequently agreed upon in writing between the parties, then the Seller will advise the Buyer in writing and in addition to any other rights and remedies available, the Seller shall have the right to set back the delivery date of the Aircraft by a period of * for each * days such payment is delayed.

     Furthermore, if such delay is greater than * days, the Seller shall have no obligation to deliver the Aircraft at the date quoted in sub-Clause 9.1 as modified as per the above Paragraph of this sub-Clause 5.4.4. Upon receipt of the full due payment of the delayed predelivery payment, the Seller shall indicate the new delivery date consistent with the Seller's other commitments and production capabilities.

                                    CONTENTS

CLAUSE   TITLE
------   -----
6-       PLANT REPRESENTATIVES - INSPECTION
6.1      Aircraft Inspection
6.2      Seller's Service
6.3      Inspection Requirements
6.4      Indemnities

6-   PLANT REPRESENTATIVES - INSPECTION

6.1  Aircraft Inspection

6.1.1 The manufacture of the Aircraft by the Seller and all materials and parts obtained by it therefor shall at all reasonable times during business hours be open to inspection by duly authorized representatives of the Buyer at the Members' works and if possible at the facilities of Seller's sub-contractors.

     The representatives shall in order to carry out the aforesaid inspection have access to such relevant technical data as is reasonably necessary for this purpose (except that if access to any part of the works where construction is in progress or materials or parts are stored is restricted for security reasons, the Seller shall be allowed a reasonable time to make the items available for inspection elsewhere).

     The actual detailed inspection of the Aircraft, materials and parts thereof shall only take place in the presence of the respective inspection department personnel of the Seller.

     This inspection shall be made according to a procedure to be agreed upon with the Buyer.

     All inspections, examinations and discussions with the Seller and other personnel by the Buyer and its said representatives shall be performed in such manner as not unduly to delay or hinder the manufacture or assembly of the Aircraft or the proper performance of this Agreement by the Seller or its sub-contractors or any other work in progress in the respective works.

6.2  Seller's Service

     For this purpose and commencing with the date of this Agreement until the delivery of the last Aircraft, the Seller shall furnish without additional charge suitable space and office equipment in or conveniently located with respect to the Aircraft final assembly line for the use of a reasonable number of Buyer's representatives.

6.3  Inspection Requirements

     The Aircraft shall be manufactured in accordance with the relevant requirements of the Governments of the Members of the Seller as enforced by their respective Aviation Authorities and shall only be inspected under the Seller's own systems of inspection as approved by and under the supervision of the above Aviation Authorities.

6.4  Indemnities

6.4.1 THE SELLER SHALL BE SOLELY LIABLE FOR, AND HEREBY INDEMNIFIES AND HOLDS HARMLESS THE BUYER, ITS OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES FOR ALL INJURIES TO AND DEATHS OF PERSONS (EXCEPTING INJURIES TO AND DEATH OF THE BUYER'S REPRESENTATIVES PARTICIPATING IN ANY GROUND CHECK, TECHNICAL ACCEPTANCE FLIGHT, CHECK AND CONTROLS UNDER THIS CLAUSE) AND FOR LOSS OF OR DAMAGE TO PROPERTY, ARISING OUT OF OR IN CONNECTION WITH ANY GROUND CHECK, TECHNICAL ACCEPTANCE FLIGHT, CHECK OR CONTROLS UNDER THIS CLAUSE EXCEPT WHEN DUE TO GROSS NEGLIGENCE OR WILFUL MISCONDUCT OF THE BUYER.

6.4.2 THE BUYER HEREBY INDEMNIFIES AND HOLDS HARMLESS THE SELLER, ITS OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES FOR INJURIES TO OR DEATH OF THE BUYER'S SAID REPRESENTATIVES DURING ANY GROUND CHECK, TECHNICAL ACCEPTANCE FLIGHT, CHECK AND CONTROLS UNDER THIS CLAUSE EXCEPT WHEN DUE TO GROSS NEGLIGENCE OR WILFUL MISCONDUCT OF THE SELLER.

6.4.3 IN THE EVENT ANY CLAIM IS MADE OR SUIT IS BROUGHT AGAINST EITHER PARTY FOR DAMAGES, DEATH, INJURY OR LOSS, THE LIABILITY FOR WHICH HAS BEEN ASSUMED BY THE OTHER PARTY IN ACCORDANCE WITH THE PROVISIONS OF SUB-CLAUSES 6.4.1 OR 6.4.2, SAID PARTY AGAINST WHOM CLAIM IS SO MADE OR SUIT IS SO BROUGHT SHALL PROMPTLY GIVE NOTICE TO THE OTHER PARTY, AND THE LATTER SHALL EITHER ASSUME AND CONDUCT THE DEFENCE THEREOF, OR EFFECT ANY SETTLEMENT WHICH IT, IN ITS OPINION, DEEMS PROPER.

                                    CONTENTS

CLAUSE   TITLE
------   -----
7-       CERTIFICATION
7.1      Type Certification
7.2      Certificate of Airworthiness for Export
7.3      Validation of the Certificate of Airworthiness for Export

7-   CERTIFICATION

7.1  Type Certification

     The Aircraft has been type certificated under Joint Aviation Authorities
     (JAA) procedures for joint certification in the transport category.

     The Seller has obtained the relevant Type Certificates (or equivalent) to allow the issuance of the Certificate of Airworthiness for Export.

7.2  Certificate of Airworthiness for Export

7.2.1 The Aircraft final assembly line being located either in FRANCE or in FEDERAL REPUBLIC OF GERMANY, it shall therefore be delivered to the Buyer with a Certificate of Airworthiness for Export issued by the "Direction Generale de I'Aviation Civile" (DGAC) for the A320-200 Aircraft or by the "Luftfahrt-Bundesant" (LBA) for the A319-100 Aircraft, valid for export of the Aircraft to Brazil.

7.2.2 If any law or regulation is promulgated or becomes effective or an interpretation of any law is issued before an Aircraft purchased under this Agreement is "ready for delivery" to the Buyer (as that expression is defined in sub-Clause 9.3) and which law, regulation or interpretation requires any change to the Specification as it may be modified pursuant to Clause 2 in order to obtain the Certificate of Airworthiness for Export as hereinabove provided for such Aircraft, the Seller shall make the requisite variation or modification. The costs thereof shall be borne

                                        *

     In the event of such a variation or modification being made pursuant to this sub-Clause, the parties hereto shall sign a SCN, in which the effects, if any, upon guaranteed performances, weights, interchangeability and delivery shall be specified.

7.2.3 Notwithstanding the provisions of sub-Clause 7.2.2, if any such change is applicable to Propulsion Systems and in particular to Engines, engine accessories, quick engine change units or thrust reversers,

                                        *

7.2.4 The Seller shall as far as practicable take into account the information available to it concerning any proposed new regulations of the Seller's Aviation Authorities in order to minimize the costs of changes which may appear necessary to obtain the Certificate of Airworthiness for Export from the DGAC after such proposed new regulations have become mandatory.

7.3  Validation of the Certificate of Airworthiness for Export

7.3.1 The Seller shall endeavour to obtain the validation of the above certificate by the Buyer's Aviation Authorities.

7.3.2 Where the Buyer's Aviation Authorities require a modification to comply with additional import aviation requirements and/or supply of additional data, prior to the issuance of the first Certificate of Airworthiness for Export, the Seller shall incorporate such modification and/or provide such data at costs to be borne by the Buyer.

                                    CONTENTS

CLAUSE   TITLE
------   -----
  8-     BUYER'S TECHNICAL ACCEPTANCE
  8.1    Time, Place and Scheduling
  8.2    Technical Acceptance
  8.3    Certificate of Acceptance
  8.4    Aircraft Utilization
  8.5    Indemnities

8-   BUYER'S TECHNICAL ACCEPTANCE

8.1  Time, Place and Scheduling

     The Seller shall give to the Buyer not less than * days notice in writing of the proposed time when the Buyer's technical acceptance process shall be conducted and in the event of the Buyer electing to attend the said process, the Buyer shall co-operate in complying with the reasonable requirements of the Seller with the intention of completing the technical acceptance within * working days after commencement.

     The technical acceptance shall take place at the Aircraft final assembly line and shall be carried out by the personnel of the Seller (accompanied, if the Buyer so wishes, by representatives of the Buyer up to a total of * acting as observers, not more than * to have access to the cockpit at any one time). During technical acceptance flight, these representatives shall comply with the instructions of the Seller's representatives. The Seller shall not normally be required in the course of such technical acceptance to fly any of the Aircraft for an aggregate period of time in excess of * hours.

     Failure to attend the technical acceptance process or failure so to co-operate shall entitle the Seller to complete them in the absence of the Buyer who shall be deemed to have accepted the processing as satisfactory in all respects.

8.2  Technical Acceptance

     The technical acceptance process shall demonstrate the satisfactory functioning of the Aircraft and its equipment in accordance with the established Aircraft acceptance procedure proposed by the Seller. Should it be established from the processing that an Aircraft does not comply with the said acceptance procedure, the Seller shall without hindrance from the Buyer be entitled to carry out any necessary changes and as soon as practicable thereafter resubmit the Aircraft to such final processing as to demonstrate the elimination of the non-compliance.

     The successful compliance with Seller's proposed Aircraft acceptance procedure shall be deemed to demonstrate compliance with the Specification.

8.3  Certificate of Acceptance

     Upon successful completion of the said technical acceptance processing the Buyer shall forthwith give to the Seller a signed Certificate of Acceptance in respect of the Aircraft. Should the Buyer fail to deliver the said Certificate of Acceptance then the Buyer shall be deemed to be in default as though it had without warrant rejected delivery of the Aircraft when duly tendered to it hereunder and shall thereafter bear all risk of loss or damage to the Aircraft and all costs and consequences resulting from such delay in delivery including, but not limited to costs of storage, parking and insurance.

8.4  Aircraft Utilization

     The Seller shall, without payment or other liability, be entitled to use the Aircraft prior to delivery as may be necessary to obtain the certificates required under Clause 7, and such use shall not prejudice the buyer's obligation to accept delivery of the Aircraft hereunder.

8.5  Indemnities

8.5.1 THE SELLER SHALL BE SOLELY LIABLE FOR, AND HEREBY INDEMNIFIES AND HOLDS HARMLESS THE BUYER, ITS OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES. DAMAGES, LOSSES, COSTS AND EXPENSES FOR ALL INJURIES TO AND DEATH OF PERSONS (EXCEPTING INJURIES TO AND DEATH OF THE BUYER'S REPRESENTATIVES PARTICIPATING IN ANY GROUND CHECK OR TECHNICAL ACCEPTANCE FLIGHT UNDER THIS CLAUSE) AND FOR LOSS OF OR DAMAGE TO PROPERTY, ARISING OUT OF OR IN CONNECTION WITH THE OPERATION OF THE AIRCRAFT DURING ANY GROUND CHECK OR TECHNICAL ACCEPTANCE FLIGHT UNDER THIS CLAUSE EXCEPT WHEN DUE TO GROSS NEGLIGENCE OR WILFUL MISCONDUCT OF THE BUYER.

8.5.2 THE BUYER HEREBY INDEMNIFIES AND HOLDS HARMLESS THE SELLER, ITS OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES FOR INJURIES TO OR DEATH OF THE BUYER'S SAID REPRESENTATIVES DURING ANY GROUND CHECK OR TECHNICAL ACCEPTANCE FLIGHT UNDER THIS CLAUSE EXCEPT WHEN DUE TO GROSS NEGLIGENCE OR WILFUL MISCONDUCT OF THE SELLER.

8.5.3 IN THE EVENT ANY CLAIM IS MADE OR SUIT IS BROUGHT AGAINST EITHER PARTY FOR DAMAGES, DEATH, INJURY OR LOSS, THE LIABILITY FOR WHICH HAS BEEN ASSUMED BY THE OTHER PARTY IN ACCORDANCE WITH THE PROVISIONS OF SUB-CLAUSES 8.5.1 OR 8.5.2, SAID PARTY AGAINST WHOM CLAIM IS SO MADE OR SUIT IS SO BROUGHT, SHALL PROMPTLY GIVE NOTICE TO THE OTHER PARTY, AND THE LATTER SHALL EITHER ASSUME AND CONDUCT THE DEFENCE THEREOF, OR EFFECT ANY SETTLEMENT WHICH IT, IN ITS OPINION, DEEMS PROPER.

                                    CONTENTS

CLAUSE   TITLE
------   -----
  9-     DELIVERY
  9.1    Delivery Schedule
  9.2    Seller's Notification
  9.3    Aircraft Ready for Delivery
  9.4    Delivery
  9.5    Fly Away

9-   DELIVERY

9.1  Delivery Schedule

     Subject to the provisions of Clauses 2, 7, 8, 10 and 18 the Seller shall have the Aircraft ready for delivery at the Aircraft final assembly line in the following months:

                     Delivery Date   Aircraft Type
                     -------------   -------------
-Aircraft No  1...
-Aircraft No  2...
-Aircraft No  3...
-Aircraft No  4...
-Aircraft No  5...
-Aircraft No  6...
-Aircraft No  7...
-Aircraft No  8...
-Aircraft No  9...
-Aircraft No 10...
-Aircraft No 11...
-Aircraft No 12...
-Aircraft No 13...
-Aircraft No 14...
-Aircraft No 15...
-Aircraft No 16...
-Aircraft No 17...
-Aircraft No 18...
-Aircraft No 19...         *
-Aircraft No 20...
-Aircraft No 21...
-Aircraft No 22...
-Aircraft No 23...
-Aircraft No 24...
-Aircraft No 25...
-Aircraft No 26...
-Aircraft No 27...
-Aircraft No 28...
-Aircraft No 29...
-Aircraft No 30...
-Aircraft No 31...
-Aircraft No 32...
-Aircraft No 33...
-Aircraft No 34...
-Aircraft No 35...
-Aircraft No 36...
-Aircraft No 37...
-Aircraft No 38...

9.2  Seller's Notification

     At least * days prior to any anticipated date of delivery of the Aircraft, the Seller shall notify the Buyer of such anticipated delivery date. Thereafter, the Seller shall keep the Buyer advised of any change in such delivery date necessitated by conditions of manufacture or flight.

9.3  Aircraft Ready for Delivery

     The Aircraft shall for the purpose of this Agreement be deemed to be "ready for delivery" upon the successful completion of its acceptance tests and the issue of the Certificate of Airworthiness for Export pursuant to sub-Clause 7.2.

9.4  Delivery

9.4.1 The Buyer shall send representatives to said Aircraft final assembly line to take delivery of and collect the Aircraft within * days after the Aircraft is ready for delivery as defined in sub-Clause 9.3, any unreasonable refusal by the Buyer to take delivery of and collect the Aircraft being considered as late payment pursuant to sub-Clause 5.4.3. Should the Buyer fail to collect the Aircraft within the aforesaid period, the Buyer shall nevertheless thereafter bear all risk of loss or damage to the Aircraft and shall indemnify and hold the Seller harmless against any and all costs (including but not limited to any parking, storage, and insurance costs) and consequences resulting from such failure, it being understood that the Seller shall be under no duty to store, park, insure, or otherwise protect the uncollected Aircraft.

9.4.2 Each of the Aircraft shall be deemed to be delivered to the Buyer upon the issue of the Certificate of Acceptance in accordance with Clause 8.3 and full payment of the Final Price of the Aircraft in accordance with the provisions of Clause 5.

9.4.3 Title to, property in and risk of loss of or damage to, the Aircraft shall be transferred to the Buyer upon delivery of the Aircraft. The Seller shall provide the Buyer with such receipt and a document confirming transfer of title as may reasonably be requested by the Buyer.

9.5  Fly Away

9.5.1 The Buyer and the Seller shall cooperate to obtain any licences which may be required by the French or German Authorities. as applicable, for the purpose of exporting the Aircraft.

9.5.2 All expenses of, or connected with, fly away shall be borne by the Buyer. The Buyer shall make direct arrangements with the supplying companies for the fuel and oil required for all post-delivery flights.

                                    CONTENTS

CLAUSE   TITLE
------   -----
 10-     EXCUSABLE DELAY
 10.1    GENERAL
 10.2    Anticipated or Actual Delay
 10.3    Loss, Destruction or Damage
 10.4    Termination Rights Exclusive

10-  EXCUSABLE DELAY

10.1 GENERAL

     The Seller shall not be responsible, nor be deemed to be in default on account of delays or interruptions in the performance of its obligations hereunder, due to causes beyond its control or not occasioned by its fault or negligence, including (but without limiting the foregoing) acts of God or public enemy, war, civil war, warlike operations, terrorism, insurrections or riots, fires, floods, explosions, earthquakes, natural disasters or serious accidents, epidemics or quarantine restrictions, any act of government, governmental priorities, allocation regulations or orders affecting materials, facilities or completed aircraft, strikes or labour troubles causing cessation, slowdown or interruption of work, inability after due and timely diligence to procure materials, accessories, equipment or parts, general hindrance in transportation, failure of a subcontractor or Vendor to furnish materials, accessories, equipment or parts due to the above mentioned causes or of the Buyer to perform under this Agreement.

     The Seller shall as soon as practicable after becoming aware of any delay falling within the provisions of this sub-Clause notify the Buyer of such delay and of the probable extent thereof and shall as soon as practicable after the removal of the cause of the delay resume its performance under this Agreement.

10.2 Anticipated or Actual Delay

10.2.1 In the event that the delivery of any Aircraft is delayed or interrupted by reason of any one or more of the causes described in sub-Clause 10.1 for a period of more than * months after the end of the calendar month in which delivery is otherwise required hereunder either party shall be entitled to terminate this Agreement with respect to the Aircraft so affected upon notice given to the other within thirty (30) days after the expiration of such * months period, provided, however, that a party shall not be entitled to terminate this Agreement pursuant to the provisions of this sub-Clause where the cause of such delay is within its control.

10.2.2 If the Seller concludes that the delivery of any Aircraft shall be delayed for more than * months due to one or more of the causes described in sub-Clause 10.1 and as a result thereof reschedules delivery of such Aircraft to a date reflecting such delay, then the Seller shall promptly notify the Buyer in writing to this effect and shall include in such notification the rescheduled delivery date. Either party may thereupon terminate this Agreement with respect to such Aircraft so delayed by giving written notice to the other party within thirty (30) days after receipt by the Buyer of the notice of anticipated delay.

     If at the expiry of the said thirty (30) day period this Agreement shall not have been terminated with respect to the delayed Aircraft pursuant to the terms of this sub-Clause, then the rescheduled delivery date as notified to the Buyer shall be deemed to be incorporated into Clause 9 hereof as the date of delivery of the delayed Aircraft.

10.3 Loss, Destruction or Damage

     If prior to its delivery, any Aircraft is lost, destroyed or damaged beyond repair, the Seller shall notify the Buyer to this effect within * days of such occurrence. Should the cause of such loss, destruction or damage be beyond the Seller's control or not be occasioned by its fault or negligence as described in the foregoing sub-Clause, the Seller shall include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) the earliest date consistent with the Seller's other commitments and production capabilities that an aircraft to replace the Aircraft lost, destroyed or damaged may be delivered to the Buyer and the date of delivery of the Aircraft shall be extended as specified in the Seller's notice to accommodate the delivery of the replacement aircraft: provided, however, that in the event the specified extension of the delivery date shall exceed * months after the date relating to the lost, destroyed or damaged Aircraft contained in sub-Clause
     9.1 then this Agreement shall terminate as to such lost, destroyed or damaged Aircraft unless:

     (i) the Buyer notifies the Seller within one (1) month of the date of receipt of the Seller's notice that it desires the Seller to provide a replacement aircraft on the delivery date quoted therein

          and

     (ii) the parties execute an amendment to this Agreement recording the variation in the aircraft delivery date provided, however, that nothing herein shall require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of Aircraft purchased hereunder.

10.4 Termination Rights Exclusive

     IN THE EVENT THAT THIS AGREEMENT SHALL BE TERMINATED AS PROVIDED FOR UNDER THE TERMS OF SUB-CLAUSES 10.2 OR 10.3, SUCH TERMINATION SHALL DISCHARGE ALL OBLIGATIONS AND LIABILITIES OF THE PARTIES HEREUNDER WITH RESPECT TO SUCH AFFECTED AIRCRAFT AND UNDELIVERED MATERIAL, SERVICES, DATA, OR OTHER ITEMS APPLICABLE THERETO AND TO BE FURNISHED HEREUNDER EXCEPT THAT THE SELLER SHALL REPAY TO THE BUYER THE PREDELIVERY PAYMENTS RECEIVED FROM THE BUYER HEREUNDER WITH RESPECT TO SUCH UNDELIVERED AIRCRAFT TOGETHER WITH ACCRUED INTEREST AT SIX MONTHS LIBOR PLUS 1.5%.

                                    CONTENTS

CLAUSE   TITLE
------   -----
 11-     NON-EXCUSABLE DELAY
 11.1    Liquidated Damages
 11.2    Renegotiation
 11.3    Termination
 11.4    Waiver

11-  NON-EXCUSABLE DELAY

11.1 Liquidated Damages

     Should any of the Aircraft not be ready for delivery to the Buyer within * days after the delivery date pursuant to Clause 9 (as varied by virtue of Clauses 2, 7, 10 and 18) and such delay is not excusable under sub-Clause 10.1, the Buyer shall have the right to claim, and the Seller shall pay or credit to the Buyer in respect of any such subsequent delay the following amount per Aircraft by way of damages for each day of delay in the delivery starting from the * day beyond the agreed delivery date:

                                        *

     The amount of Seller's liquidated damages shall in no event exceed the total of USD * in respect of any one Aircraft.

                                        *

     The Buyer's right to recover said damages in respect of the Aircraft is conditional upon a claim therefor being submitted in writing to the Seller by the Buyer not later than * after the date when the Aircraft is ready for delivery.

11.2 Renegotiation

     Should a delay in delivery for non excusable reasons exceed * months after the initial * -days-period the Buyer shall have the right exercisable by written notice to the Seller given not less than * days nor more than * after the expiration of the said * months to require from the Seller a renegotiation of the delivery date of the Aircraft which is the subject of such delay. Unless otherwise agreed between the Seller and the Buyer during such renegotiation, the said renegotiation shall not prejudice the Buyer's right to receive liquidated damages in accordance with the preceding sub-Clause during the period of non-excusable delay.

11.3 Termination

     Should a delay in delivery for non excusable reasons exceed * months after the initial * days-period both parties shall have the right exercisable by written notice to the other party, given not less than * nor more than * after expiration of such * months to terminate this Agreement in respect only of the said Aircraft which is the subject of such delay whereupon either party may cancel any undelivered spare parts applicable thereto

                                        *

11.4 Waiver

     The Seller shall not under any circumstances have any liability whatsoever in respect of delay or failure in the delivery of any Aircraft other than and beyond the liabilities set forth in this Clause and in Clause 10.

                                    CONTENTS

CLAUSE   TITLE
------   -----
 12-     WARRANTIES AND SERVICE LIFE POLICY
 12.1    Standard Warranty
 12.2    Seller Service Life Policy
 12.3    Vendor Product Support Agreements
 12.4    Interface Commitment
 12.5    Waiver, Release and Renunciation
 12.6    Duplicate Remedies
 12.7    Negotiated Agreement

12-  WARRANTIES AND SERVICE LIFE POLICY

12.1 Standard Warranty

12.1.1 Nature of Warranty

     Subject to the conditions and limitations as hereinafter provided for and except as provided for in sub-Clause 12.1.2, the Seller warrants to the Buyer that each Aircraft and all Warranted Parts as defined hereinafter shall at the time of delivery to the Buyer:

     (i)  be free from defects in material;

     (ii) be free from defects in workmanship, including without limitation processes of manufacture;

     (iii) be free from defects in design (including without limitation the selection of materials) having regard to the state of the art at the date of such design; and

     (iv) be free from defects arising from failure to conform to the Specification, except to those portions of the Specification relating to performance or where it is expressly stated that they are estimates, approximations or design aims.

     For the purpose of this Agreement: the term "Warranted Part" shall mean any Seller proprietary component, equipment, accessory or part as installed on an Aircraft at the time of delivery of such Aircraft and

     (a) which is manufactured to the detailed design of the Seller or a subcontractor of the Seller and

     (b)  which bears a part number of the Seller at the time of such delivery.

12.1.2 Exclusions

     The warranties set forth in sub-Clause 12.1.1 shall not apply to Buyer Furnished Equipment, nor to the Propulsion Systems, nor to any component, equipment, accessory or part purchased by the Seller that is not a Warranted Part except that:

     (i) any defect in the Seller's workmanship incorporated in the installation of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturer of such item that invalidates any applicable warranty from such manufacturer, shall constitute a defect in workmanship for the purpose of this sub-Clause and be covered by the warranty set forth in sub-Clause 12.1.1 (ii); and

     (ii) any defect inherent in the Seller's design of the installation, in view of the state of the art at the date of such design, which impair the use of such item shall constitute a defect in design for the purpose of this sub-Clause and be covered by the warranty set forth in sub-Clause 12.1.1 (iii).

12.1.3 Warranty Periods

     The warranties contained in sub-Clauses 12.1.1 and 12.1.2 shall be limited to those defects which become apparent within thirty six (36) months after delivery of the affected Aircraft.

12.1.4 Buyer's Remedy and Seller's Obligation

12.1.4.1 The Buyer's remedy and the Seller's obligation and liability under sub-Clauses 12.1.1 and 12.1.2 are limited to the repair, replacement or correction of any Warranted Part which is defective or to the supply of modification kits rectifying the defect, at the Seller's expense and option.

     The Seller may equally at its option furnish a credit to the Buyer equal to the price at which the Buyer is entitled to purchase a replacement for the defective Warranted Part.

12.1.4.2 In the event of a defect covered by sub-Clauses 12.1.1 (iii), 12.1.1
     (iv) and 12.1.2 (ii) becoming apparent within the applicable period set forth in sub-Clause 12.1.3 and the Seller being obliged to correct such defect, the Seller shall also, if so requested by the Buyer, make such correction in any Aircraft which has not yet been delivered to the Buyer; provided, however, that the Seller shall not be responsible nor deemed to be in default on account of any delay in delivery of any Aircraft or otherwise, in respect of the performance of this Agreement due to the Seller's undertaking to make such correction and provided further that, rather than accept a delay in the delivery of any such Aircraft, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller's expense, or the Buyer may elect to accept delivery and thereafter file a warranty claim as though the defect had become apparent immediately after delivery of such Aircraft.

12.1.4.3 In addition to the remedies set forth in sub-Clauses 12.1.4.1 and 12.1.4.2, the Seller shall reimburse the direct labour costs spent by the Buyer in performing inspections of the Aircraft to determine whether or not a defect exists in any Warranted Part within thirty six (36) months after delivery of each Aircraft or until the corrective technical solution removing the need for the inspection is provided by the Seller, whichever occurs earlier.

     The above commitment is subject to the following conditions:

     (i) such inspections are recommended by a Seller's Service Bulletin to be performed within the above covered period;

     (ii) the inspection is performed outside of a scheduled maintenance check as recommended by the Seller's Maintenance Planning Document;

     (iii) the reimbursement shall not apply for any inspections performed as an alternative to accomplishing corrective action when such corrective action has been offered to the Buyer at the time such inspections are performed or earlier,

     (iv) the labour rate to be used for the reimbursement shall be the labour rate defined in sub-Clause 12.1.7, and

     (v) the manhours used to determine such reimbursement shall not exceed the Seller's estimate of the manhours required by the Buyer for such inspections.

12.1.5 Warranty Claim Requirements

     The Buyer's warranty claims shall be considered by the Seller only if the following conditions are first fulfilled:

     (i) the defect having become apparent within the applicable warranty period as set forth in sub-Clause 12.1.3;

     (ii) the Buyer having submitted to the Seller proof reasonably satisfactory to the Seller that the claimed defect is due to a matter embraced within this sub-Clause 12.1, and that such defect has not resulted from any act or omission of the Buyer, including but not limited to, any failure to operate and maintain the affected Aircraft or part thereof in accordance with the standards set forth or any matter covered in sub-Clause 12.1.10;

     (iii) the Buyer having returned as soon as practicable the Warranted Part claimed to be defective to the repair facilities as may be designated by the Seller, except when the Buyer elects to repair a defective Warranted Part in accordance with the provisions of sub-Clause 12.1.7;

     (iv) the Seller having received a warranty claim as set forth in sub-Clause 12.1.6.

12.1.6 Warranty Administration

     The warranties set forth in sub-Clause 12.1 shall be administered as hereinafter provided for.

     (i)  Claim Determination

          Warranty claim determination by the Seller shall be reasonably based upon the claim details, reports from the Seller's local representative, historical data logs, inspection, tests, findings during repair, defect analysis and other suitable documents.

     (ii) Transportation Costs

          Transportation costs for sending a defective Warranted Part to the facilities designated by the Seller and for the return therefrom of a repaired or replaced Warranted Part shall be borne by

                                        *

     (iii) Return of an Aircraft

          In the event of the Buyer desiring to return an Aircraft to the Seller for consideration of a warranty claim, the Buyer shall notify the Seller of its intention to do so and the Seller shall, prior to such return, have the right to inspect such Aircraft and thereafter, without prejudice to its rights hereunder, to repair such Aircraft, at its sole option, either at the Buyer's facilities or at another place acceptable to the Seller. Return of any Aircraft by the Buyer to the Seller, at Buyer's option, and return of such Aircraft to the Buyer's facilities shall be at *

     (iv) On-Aircraft Work by the Seller

          In the event that a defect subject to this sub-Clause 12.1 may justify the dispatch by the Seller of a working team to repair or correct such defect through the embodiment of one or several Seller's Service Bulletins at the Buyer's facilities, or in the event of the Seller accepting the return of an Aircraft to perform or have performed such repair or correction, then the labour costs for such on-Aircraft work are to be borne by *

          All related expenses, including but not limited to travel and living expenses, in excess of the labour costs as defined above, incurred in performing such repair or correction shall be borne by *

          The conditions which have to be fulfilled for on-Aircraft work by the Seller are the following:

          - in the opinion of the Seller, the work necessitates the technical expertise of the Seller as manufacturer of the Aircraft, or

          - the downtime of the affected Aircraft would exceed three (3) days per Aircraft outside of any scheduled maintenance downtime and the number of manhours as quoted on the Seller's service bulletin or batch of service bulletins for their embodiment on any Aircraft would exceed three hundred (300). In case a batch of service bulletins is contemplated, and for the purpose of assessing the volume of the work against the three hundred (300) manhours threshold, only service bulletins with more than twenty
               (20) hours of elapsed time shall be considered.

          If one or both of the above conditions are fulfilled, and if the Seller is requested to perform the work, the Seller and the Buyer shall agree on a schedule and place for the work to be performed.

     (v)  Warranty Claim Substantiation

          In connection with each claim by the Buyer made under this sub-Clause 12.1, the Buyer shall file a warranty claim on the Buyer's form within sixty (60) days after a defect became apparent. Such form must contain at least the following data:

          a)   description of defect and action taken, if any,

          b)   date of incident and/or of removal date,

          c)   description of the defective part,

          d)   part number,

          e)   serial number (if applicable),

          f)   position on Aircraft,

          g) total flying hours or calendar time, as applicable at the date of defect appearance,

          h)   time since last shop visit at the date of defect appearance,

          i) Manufacturer's Serial Number of the Aircraft and/or its registration,

          j) Aircraft total flying hours and/or number of landings at the date of defect appearance,

          k)   claim number,

          l)   date of claim,

          m)   delivery date of Aircraft or part to the Buyer,

          Claims are to be addressed as follows:

          AIRBUS INDUSTRIE
          CUSTOMER SERVICES DIRECTORATE
          WARRANTY ADMINISTRATION
          Rond-Point Maurice Bellonte
          B.P. 33
          F-31707 BLAGNAC CEDEX
          FRANCE

     (vi) Replacements

          Replaced components, equipment, accessories or parts shall become the Seller's property.

     (vii) Seller's Rejection

          The Seller shall provide reasonable written substantiation in case of rejection of a warranty claim. In such event the Buyer shall refund to the Seller reasonable inspection and test charges incurred in connection therewith.

     (viii) Seller's inspection

          The Seller shall have the right to inspect the affected Aircraft and documents and other records relating thereto in the event of any warranty claim under this sub-Clause 12.1.

12.1.7 Inhouse Warranty

     (i)  Seller's Authorization

          The Seller hereby authorizes the Buyer to perform the repair of Warranted Parts subject to the terms of this sub-Clause 12.1.7. The Buyer shall notify the Seller's representative of its intention to perform Inhouse Warranty repairs before such repairs are started, unless it is not practicable.

     (ii) Conditions for Seller's Authorization

          The Buyer shall be entitled to repair such Warranted Parts only:

          - if adequate facilities and qualified personnel are available to the Buyer;

          - in accordance with the Seller's written instructions set forth in the applicable Seller's technical documentation;

          - to the extent specified by the Seller, or, in the absence of such specification, to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in sub-Clause 12.1.10.

     (iii) Seller's Rights

          The Seller shall have the right to have any Warranted Part, or any part removed therefrom, claimed to be defective, returned to the Seller, as set forth in sub-Clause 12.1.6 (ii) if, in the judgement of the Seller, the nature of the defect requires technical investigation. The Seller shall further have the right to have a representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective.

     (iv) Inhouse Warranty Claim Substantiation

          Claims for Inhouse Warranty credit shall contain the same information as that required for warranty claims under sub-Clause 12.1.6 (v) and in addition shall include:

          a)   a report of technical findings with respect to the defect,

          b)   for parts required to remedy the defect:

               -    part numbers,

               -    serial numbers (if applicable),

               -    parts description,

               -    quantity of parts,

               -    unit price of parts,

               -    related Seller's or third party's invoices (if applicable),

               -    total price of parts,

          c)   detailed number of labour hours,

          d)   agreed Inhouse Warranty labour rate,

          e)   total claim value.

     (v)  Credit

          The Buyer's account shall be credited with an amount equal to the direct labour costs expended in performing the off-Aircraft repair of a Warranted Part and to the direct costs of materials incorporated in said repair.

          - For the determination of direct labour costs only manhours spent on disassembly, inspection, repair, reassembly, and final inspection and test of the Warranted Part are permissible. Any manhours required for maintenance work concurrently being carried out on the Aircraft or Warranted Part as well as for removal and installation of the Warranted Part are not included.

               The manhours permissible above shall be multiplied by an agreed labour rate referred to as the Inhouse Warranty labour rate and representing the Buyer's composite labour rate meaning the average hourly rate (excluding all fringe benefits, premium time allowances, social charges, business taxes and the like) paid to the Buyer's employees whose jobs are directly related to the performance of the repair.

          - Direct material costs are determined by the prices at which the Buyer acquired such material, excluding any parts and materials used for overhaul and as may be furnished by the Seller at no charge.

     (vi) Limitation

          The Buyer shall in no event be credited for repair costs (including labour and material) in excess of sixty-five percent (65 %) of the current catalog price for a replacement of the defective Warranted Part or in excess of those costs which would have resulted if repairs had been carried out at the Seller's facilities. Such costs shall be substantiated in writing by the Seller upon reasonable request by the Buyer.

     (vii) Scrapped Material

          The Buyer shall retain any defective Warranted Part beyond economic repair and any defective part removed from a Warranted Part during repair for a period of either one hundred and twenty (120) days after the date of completion of repair or sixty (60) days after submission of a claim for Inhouse Warranty credit relating thereto, whichever is longer. Such parts shall be returned to the Seller within thirty (30) days of receipt of the Seller's request to that effect.

          Notwithstanding the foregoing, the Buyer may scrap any such defective parts which are beyond economic repair and not required for technical evaluation locally with the agreement of the Seller's local representative. Scrapped Warranted Parts shall be evidenced by a record of scrapped material certified by an authorized representative of the Buyer.

12.1.8 Standard Warranty Transferability

     The warranties provided for in this sub-Clause 12.1 for any Warranted Part shall accrue to the benefit of any airline in revenue service, other than the Buyer, if the Warranted Part enters into the possession of any such airline as a result of a pooling or leasing agreement between such airlines and the Buyer, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties and to the extent permitted by any applicable laws or regulations.

12.1.9 Warranty for Corrected, Replaced or Repaired Warranted Parts

     Whenever any Warranted Part which contains a defect for which the Seller is liable under sub-Clause 12.1 has been corrected, replaced or repaired pursuant to the terms of this sub-Clause 12.1, the period of the Seller's warranty with respect to such corrected, replaced or repaired Warranted Part whichever may be the case, shall be the remaining portion of the original warranty.

12.1.10 Good Airline Operation - Normal Wear and Tear

     The Buyer's rights under this sub-Clause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired, and operated in accordance with good commercial airline practice, all technical documentation and any other instructions issued by the Seller and the Vendors and the Manufacturer of the Propulsion Systems and all applicable rules, regulations and directives of relevant Aviation Authorities. The Seller's liability under this sub-Clause 12.1 shall not extend to normal wear and tear nor to:

     (i) any Aircraft or component, equipment, accessory or part thereof which has been repaired, altered or modified after delivery except by the Seller or in a manner approved by the Seller;

     (ii) any Aircraft or component, equipment, accessory or part thereof which has been operated in a damaged state;

     (iii) any component, equipment, accessory and part from which the trade mark, name, part or serial number or other identification marks have been removed;

     unless in any such case (except in the case of (iii) above) the Buyer submits reasonable evidence to the Seller that the defect did not arise from or was not contributed to by any one or more of the said causes.

12.2 Seller Service Life Policy

     In addition to the warranties set forth in sub-Clause 12.1, the Seller further agrees that should a Failure as defined in sub-Clause 12.2.1.2 occur in any Item as defined in sub-Clause 12.2.1.1, and subject to the general conditions and limitations set forth in sub-Clause 12.2.4, then the provisions of this sub-Clause 12.2 shall apply.

12.2.1 Definitions

     For the purpose of this sub-Clause 12.2 the following conditions shall apply:

12.2.1.1 "Item" means any of the Seller components, equipment, accessories and parts listed in Exhibit "C", Seller Service Life Policy.

12.2.1.2 "Failure" means any breakage of, or defect in, an Item which has occurred and which can reasonably be expected to occur on a fleetwide basis, and which materially impairs the utility of the Item.

12.2.2 Periods and Seller's Undertakings

     The Seller agrees that if a Failure occurs in an Item within * years after the delivery of said Aircraft to the Buyer, whichever shall first occur, the Seller shall at its own discretion and as promptly as practicable and with the Seller's financial participation as hereinafter provided either:

12.2.2.1 design and furnish to the Buyer a correction for such Item with a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts), or,

12.2.2.2 replace such Item.

12.2.3 Seller's Participation in the Costs

     Any part or Item which the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item shall be furnished to the Buyer with the Seller's financial participation determined in accordance with the following formula:

          P = C (N - T)/N

     where :

     P:   financial participation of the Seller,

     C: Seller's then current sales prices for the required Item or Seller designed parts,

     T: total time in months since delivery of the Aircraft in which the Item subject to a Failure has been used, and,

     N:   (*) months,

12.2.4 General Conditions and Limitations

12.2.4.1 The undertakings given in this sub-Clause 12.2 shall be valid after the period of the Seller's warranty applicable to an Item under sub-Clause 12.1.

12.2.4.2 The Buyer's remedy and the Seller's obligation and liability under this Service Life Policy are subject to the prior compliance by the Buyer with the following conditions:

     (i) the Buyer shall maintain log books and other historical records with respect to each Item adequate to enable determination of whether the alleged Failure is covered by this Service Life Policy and if so to define the costs to be borne by the Seller in accordance with sub-Clause 12.2.3;

     (ii) the Buyer shall keep the Seller informed of any significant incidents relating to an Aircraft howsoever occurring or recorded;

     (iii) the Buyer shall comply with the conditions of sub-Clause 12.1.10;

     (iv) the Buyer shall carry out specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller. Such programs shall be as compatible as possible with the Buyer's operational requirements and shall be carried out at the Buyer's expense. Reports relating thereto shall be regularly furnished to the Seller;

     (v) in the case of any breakage or defect, the Buyer must have reported the same in writing to the Seller within sixty (60) days after any breakage or defect in an Item becomes apparent whether or not said breakage or defect can reasonably be expected to occur in any other aircraft, and the Buyer shall have informed the Seller of the breakage or defect in sufficient detail to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

12.2.4.3 Except as otherwise provided for in this sub-Clause 12.2, any claim under this Service Life Policy shall be administered as provided for in and shall be subject to the terms and conditions of sub-Clause 12.1.6.

12.2.4.4 In the event that the Seller shall have issued a modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply the necessary modification kit free of charge or under a pro rata formula. If such a kit is so offered to the Buyer, then, to the extent of such Failure and any Failures that could ensue therefrom, the validity of the Seller's commitment under this sub-Clause 12.2 shall be subject to the Buyer's incorporating such modification in the relevant Aircraft, as promulgated by the Seller and in accordance with the Seller's instructions, within a reasonable time.

12.2.4.5 This Service Life Policy is neither a warranty, performance guarantee, nor an agreement to modify any Aircraft or airframe components to conform to new developments occurring in the state of airframe design and manufacturing art.

     The Seller's obligation herein is to furnish only those corrections to the Items or provide replacement therefor as provided for in sub-Clause 12.2.3.

     The Buyer's sole remedy and relief for the non-performance of any obligation or liability of the Seller arising under or by virtue of this Service Life Policy shall be in monetary damages, limited to the amount the Buyer reasonably expends in procuring a correction or replacement for any Item which is the subject of a Failure covered by this Service Life Policy and to which such non-performance is related.

     The Buyer hereby waives, releases and renounces all claims to any further damages, direct, incidental or consequential, including loss of profits and all other rights, claims and remedies, arising under or by virtue of this Service Life Policy.

12.2.5 Transferability

     The Buyer's rights under this sub-Clause 12.2 shall not be assigned, sold, leased, transferred or otherwise alienated by operation of law or otherwise, without the Seller's prior consent thereto, which shall not be unreasonably withheld and given in writing.

     Any unauthorized assignment, sale, lease, transfer or other alienation of the Buyer's rights under this Service Life Policy shall, as to the particular Aircraft involved, immediately void this Service Life Policy in its entirety.

12.3 Vendor Product Support Agreements

12.3.1 Seller's Support

     Prior to the delivery of the first Aircraft, the Seller shall obtain from all Vendors listed in the "Vendor Product Support Agreements" enforceable and transferable warranties for each of their components, equipment, accessories or parts installed in an Aircraft at the time of delivery thereof ("Vendor Parts") except for the Propulsion Systems, Buyer Furnished Equipment and other equipment selected by the Buyer to be supplied by Vendors with whom the Seller has no existing enforceable warranty agreements.

     The Seller shall also obtain enforceable and transferable Vendor Service Life Policies from landing gear Vendors for selected structural landing gear elements.

     The Seller undertakes to supply to the Buyer such Vendor warranties and Vendor Service Life Policies in the form of "Vendor Product Support Agreements".

12.3.2 Vendor's Default

12.3.2.1 In the event of any Vendor, under any standard warranty obtained by the Seller pursuant to sub-Clause 12.3.1, defaulting in the performance of any material obligation with respect thereto and the Buyer submitting in reasonable time to the Seller reasonable proof that such default has occurred, then sub-Clause 12.1 shall apply to the extent the same would have been applicable had such Vendor Part been a Warranted Part, except that the Vendor's warranty period as indicated in the "Vendor Product Support Agreement" shall apply.

12.3.2.2 In the event of any Vendor, under any Vendor Service Life Policy obtained by the Seller pursuant to sub-Clause 12.3.1, defaulting in the performance of any material obligation with respect thereto and the Buyer submitting in reasonable time to the Seller reasonable proof that such default has occurred, then sub-Clause 12.2 shall apply to the extent the same would have been applicable had such Vendor Item been listed in Exhibit "C", Seller Service Life Policy, except that the Vendor's Service Life Policy period as indicated in the "Vendor Product Support Agreement" shall apply.

12.3.2.3 At the Seller's request, the Buyer shall assign to the Seller, and the Seller shall be subrogated to, all of the Buyer's rights against the relevant Vendor with respect to and arising by reason of such default and shall provide reasonable assistance to enable the Seller to enforce the rights so assigned.

12.4 Interface Commitment

12.4.1 Interface Problem

     If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer, but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft (an "interface Problem"), the Seller shall, if so requested by the Buyer, and without additional charge to the Buyer except for transportation of the Seller's personnel to the Buyer's facilities, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible. The Buyer shall furnish to the Seller all data and information in the Buyer's possession relevant to the Interface Problem, and shall cooperate with the Seller in the conduct of the Seller's investigations and such tests as may be required.

     At the conclusion of such investigation the Seller shall promptly advise the Buyer in writing of the Seller's opinion as to the cause or causes of the Interface Problem and the Seller's recommendations as to corrective action.

12.4.2 Seller's Responsibility

     If the Seller determines that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller shall, if so requested by the Buyer and pursuant to the terms and conditions of sub-Clause 12.1, correct the design of such Warranted Part to the extent of the Seller's obligation as defined in sub- Clause 12.1.

12.4.3 Vendor's Responsibility

     If the Seller determines that the Interface Problem is primarily attributable to the design of any Vendor Part, the Seller shall, if so requested by the Buyer, reasonably assist the Buyer in processing any warranty claim the Buyer may have against the Vendor.

12.4.4 Joint Responsibility

     If the Seller determines that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Vendor Part, the Seller shall, if so requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Vendor involved.

     The Seller shall promptly advise the Buyer of such corrective action as may be proposed by the Seller and any such Vendor. Such proposal shall be consistent with any then existing obligations of the Seller hereunder and of any such Vendor to the Buyer. Such corrective action when duly accepted by the Buyer shall constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Vendor with respect to such Interface Problem.

12.4.5 General

12.4.5.1 All requests under this sub-Clause 12.4 shall be directed to both the Seller and the Vendors.

12.4.5.2 Except as specifically set forth in this sub-Clause 12.4, this sub-Clause shall not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Clause 12.

12.4.5.3 All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this sub-Clause 12.4 shall be deemed to be delivered under this Agreement and shall be subject to the terms, covenants and conditions set forth in this Clause 12.

12.5 Waiver, Release and Renunciation

     THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND REMEDIES OF THE BUYER SET FORTH IN THIS CLAUSE 12 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS, ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE SELLER'S NEGLIGENCE, ACTUAL OR IMPUTED, AND ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF, FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, PROVIDED THAT IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE THE REMAINDER OF THIS SUB-CLAUSE 12.5 SHALL REMAIN IN FULL FORCE AND EFFECT.

12.6 Duplicate Remedies

     The Seller shall not be obliged to provide any remedy which is duplicate of any other remedy provided to the Buyer under any part of this Clause 12 as may be amended, complemented or supplemented by other contractual agreements or Clauses of this Agreement.

12.7 Negotiated Agreement

     The Buyer and the Seller agree that this Clause 12 has been the subject of discussion and negotiation and is fully understood by the parties, and that the price of the Aircraft and the other mutual agreements of the parties set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the waiver, release and renunciation by the Buyer set forth in sub-Clause 12.5.

                                    CONTENTS

CLAUSE   TITLE
------   -----
 13-     PATENT - INDEMNITY
 13.1    Seller's Obligation and Buyer's Remedy
 13.2    Claim Administration
 13.3    Buyer's Rights Exclusive

13-  PATENT - INDEMNITY

13.1 Seller's Obligation and Buyer's Remedy

13.1.1 Subject to the provisions of sub-Clause 13.2.2, the Seller shall indemnify the Buyer from and against any damages, costs or expenses including legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft or any of them) resulting from any infringement or claim of infringement of:

     (i)  any British, French, German, Spanish or U.S. patent;

     and:

     (ii) any patent issued under the laws of any other country in which the Buyer may lawfully operate the Aircraft, provided that:

          (1) from the time of design of such Aircraft, accessory, equipment or part and until infringement claims are resolved, such country and the flag country of the Aircraft are legally bound by and recognize their obligations and duties under the Chicago Convention on International Civil Aviation of December 7, 1944 and the flag country is fully entitled to all benefits of Article 27 thereof or in the alternative,

          (2) from such time of design and until infringement claims are resolved such country shall either be a party to the International Convention for the Protection of Industrial Property, or have in full force and effect patent laws which recognize and give adequate protection to patents issued under the laws of other countries.

13.1.2 The sub-Clause 13.1.1 shall not apply to Buyer Furnished Equipment nor to parts which the Buyer has requested the Seller to install on the Aircraft where such parts are to be supplied by Vendors with whom the Seller has no existing enforceable warranty agreements.

13.1.3 In the event that the Buyer is prevented from using a unit or a part of the Aircraft (whether by a valid judgment of a court of competent jurisdiction or by a settlement arrived at between claimant, Seller and Buyer), the Seller shall at its expense either:

     (i) procure for the Buyer the right to use the same free of charge to the Buyer; or

     (ii) replace the same as soon as possible with a non infringing substitute complying in all other respects with the requirements of this Agreement.

13.2 Claim Administration

13.2.1 If the Buyer receives a written claim or a suit is threatened or commenced against the Buyer for infringement, the Buyer shall:

     (i)  forthwith notify the Seller giving particulars thereof;

     (ii) furnish to the Seller all data papers and records within the Buyer's knowledge control or possession;

     (iii) refrain from admitting any liability or making any payment or assuming any expenses, damages, costs or royalties or otherwise acting in a manner prejudicial to the defence or denial of such suit or claim;

     (iv) fully cooperate with, and render all such assistance to, the Seller as may be pertinent to the defence or denial of the suit or claim;

     (v) act in such a way as to mitigate damages and / or to reduce the amount of royalties which may be payable as well as to minimise costs and expenses.

13.2.2 The Seller shall be entitled either in its own name or on behalf of the Buyer to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defence or settlement of any suit or claim in the manner which, in its opinion, deems proper.

13.3 Buyer's Rights Exclusive

     The Seller's liability hereunder shall be conditional upon the strict and timely compliance by the Buyer with the terms of this Clause and is in lieu of any other liability to the Buyer express or implied which the Seller might incur at law as a result of any infringement or claim of infringement of any patent.

                                    CONTENTS

CLAUSE       TITLE
------       -----
 14          TECHNICAL PUBLICATIONS
 14.1        General
 14.2        Scope
 14.3        Delivery
 14.4        Revision Service
 14.5        Vendor Equipment
 14.6        Aircraft Identification for Technical Publications
 14.7        Performance Engineer's Programs
 14.8        CD-ROM
 14.9        Future Developments
 14.10       Warranties
 14.11       Proprietary Rights
Appendix A   Licence for use of the Performance Engineer's Programs (PEP)
Appendix B   Licence for use of CD-ROM

14-  TECHNICAL PUBLICATIONS

14.1 General

     This Clause covers the terms and conditions for the supply of technical publications (hereinafter "the Technical Publications") to support the Aircraft operation.

     The Technical Publications shall be supplied in the English language using the aeronautical terminology in common use.

14.2 Scope

     Range, form, type, format, ATA/Non ATA compliance, revision, quantity and delivery schedule of the Technical Publications are covered in Exhibit "D".

14.3 Delivery

14.3.1 The Technical Publications and corresponding revisions to be supplied by the Seller shall be sent to one address only as advised by the Buyer.

     Documentation already in the Buyer's possession through a previous agreement shall not be included in the Technical Publications package subject of the present Agreement, except as quantities may be increased in accordance with the provisions of Exhibit "D".

     Packing and shipment of the Technical Publications and their revisions shall be carried out in consideration of the quickest transportation methods. The shipment shall be Free Carrier (FCA) TOULOUSE, FRANCE and/or Free Carrier (FCA) HAMBURG, FEDERAL REPUBLIC OF GERMANY, as the term Free Carrier (FCA) is defined by publication no 460 of the International Chamber of Commerce, published in April 1990.

     The delivery schedule of the Technical Publications shall be phased as mutually agreed to correspond with Aircraft deliveries. The Buyer agrees to provide forty (40) days notice when requesting a change to the delivery schedule.

14.3.2 It shall be the responsibility of the Buyer to coordinate and satisfy local Aviation Authorities needs for Seller's Technical Publications. Such Technical Publications shall be supplied by the Seller at no charge to the Buyer Free Carrier (FCA) TOULOUSE, FRANCE and/or Free Carrier (FCA) HAMBURG, FEDERAL REPUBLIC OF GERMANY.

14.4 Revision Service

14.4.1 General

     Unless otherwise specifically stated, Revision Service shall be offered on a free of charge basis for a period of * after delivery of the last firmly ordered Aircraft covered under this Agreement.

     Mandatory changes shall be incorporated into the Technical Publications at no charge for as long as one (1) Aircraft is in service with the Buyer.

14.4.2 Service Bulletins (SB)

     Seller's Service Bulletin information shall be incorporated into the Technical Publications for the Buyer's Aircraft after formal notification by the Buyer of its intention to accomplish a Service Bulletin. The split effectivity for the corresponding Service Bulletin shall remain in the Technical Publications until notification from the Buyer that embodiment has been completed on all the Buyer's Aircraft.

     The request for incorporation has to be made within two (2) years after issue of the Service Bulletin.

14.4.3 Customer Originated Changes (COC)

14.4.3.1 Buyer originated data documented in the Buyer's own Airline Engineering Bulletin may be introduced into the following Seller's customized manuals :

     -    Aircraft Maintenance Manual,

     -    Illustrated Parts Catalog,

     -    Trouble Shooting Manual,

     -    Wiring Manual (Schematics, Wirings, Lists).

     COC data shall be established by the Buyer according to the "Guidelines for Customer Originated Changes" as issued by the Seller.

     The data shall be labelled with COC as being Buyer originated. The Seller shall endeavour to incorporate such Buyer originated data within the two
     (2) revisions following the receipt of complete and accurate data for processing.

     COC data shall be incorporated by the Seller in all affected customized manuals unless the Buyer specifies in writing the documents of its choice into which the COC data shall be incorporated. The customized manuals into which the COC data are incorporated shall only show the Aircraft configuration reflecting the COC data and not the configuration before such COC data's incorporation.

14.4.3.2 The Buyer shall ensure that any such data have received prior agreement from its local Aviation Authorities.

14.4.3.3 The Buyer hereby acknowledges and accepts that the incorporation of any COC into the Technical Publications issued by the Seller shall be entirely at the Buyer's risk. Accordingly, the Seller shall be under no liability whatsoever in respect of either the contents of any COC, including any omissions or inaccuracies therein, or the effect which the incorporation of such COC may have on the Seller's Technical Publications.

     The Seller shall not be required to check any COC data submitted for incorporation as aforesaid.

     Further, the Buyer acknowledges full liability for the effects, including all related costs, which any COC may have on all subsequent Service Bulletins/modifications.

14.4.3.4 In the event of the Seller being required under any court order or settlement to indemnify any third party for injury, loss or damage incurred directly or indirectly as a result of incorporation of any COC into the Technical Publications issued by the Seller, the Buyer agrees to reimburse the Seller for all payments or settlements made in respect of such injury, loss or damage including any expenses incurred by the Seller in defending such claims.

     The Seller's liability shall in no event be affected by any communication written or oral which the Seller may make to the Buyer with respect to such documentation.

14.4.3.5 The Seller's costs with respect to the incorporation of any COC as aforesaid shall be invoiced to the Buyer under conditions specified in the Seller's then current Support Services Price List.

14.5 Vendor Equipment

     Information relating to Vendor equipment which is installed on the Aircraft by the Seller shall be introduced into the Seller's Technical Publications to the extent necessary for the comprehension of the systems concerned, at no additional charge to the Buyer for the Technical Publications' basic issue.

     The Buyer shall supply the data related to Buyer Furnished Equipment (BFE) and Seller Furnished Equipment (SFE) (if not covered in the Seller's Standard SFE definition) to the Seller at least six (6) months before the scheduled delivery of the Seller's customized Technical Publications. The BFE and SFE data (if not covered in the Seller's standard SFE definition) supplied by the Buyer to the Seller shall be in English language.

     The Seller shall introduce BFE and SFE data into the Seller's Technical Publications at no additional charge to the Buyer for the Technical Publications basic issue. The transportation costs related to BFE and SFE data shipment shall be the Buyer's responsibility.

14.6 Aircraft Identification for Technical Publications

     For the customized Technical Publications the Buyer agrees to the allocation of Fleet Serial Numbers (FSN) in the form of block of numbers selected in the range from 001 to 999.

     The sequence shall be interrupted only if two (2) different Propulsion Systems or different Aircraft models are selected.

     The Buyer shall indicate to the Seller the Fleet Serial Number allocated to the Aircraft Manufacturer's Serial Number (MSN) within forty-five (45) days after execution of this Agreement. The allocation of Fleet Serial Numbers to Manufacturer's Serial Numbers shall not constitute any property, insurable or other interest of the Buyer whatsoever in any Aircraft prior to the delivery of and payment for such Aircraft as provided for in this Agreement.

     The affected customized Technical Publications are:

     -    Aircraft Maintenance Manual,

     -    Illustrated Parts Catalog,

     -    Trouble Shooting Manual,

     -    Wiring Manual (Schematics, Wirings, Lists).

14.7 Performance Engineer's Programs

     Complementary to the standard Operational Manuals, covered in Exhibit "D", the Seller shall provide to the Buyer Performance Engineer's Programs (PEP) under licence conditions as defined in Appendix A to this Clause.

14.8 CD-ROM

     CD-ROM, in replacement for manuals/data provided by the Seller in other media, can be provided under licence conditions as defined in Appendix B to this Clause.

     The affected Technical Publications are the following :

     -    Trouble Shooting Manual,

     -    Aircraft Maintenance Manual,

     -    Illustrated Parts Catalog.

14.9 Future Developments

     The Seller shall continuously monitor technological developments and apply them to document production and method of transmission where beneficial and economical.

14.10 Warranties

     The Seller warrants that the Technical Publications are prepared in accordance with the state of the art at the date of their conception. Should a Technical Publication prepared by the Seller contain error or omission, the sole and exclusive liability of the Seller shall be to take all reasonable and proper steps to, at its option, correct or replace such Technical Publication. Notwithstanding the above, no warranties of any kind are given for the Customer Originated Changes, as set forth in sub-Clause
     14.4.3. The provisions of sub-Clause 12.5,12.6 and 12.7 shall apply to all Technical Publications.

14.11 Proprietary Rights

14.11.1 All proprietary rights, including but not limited to patent, design and copyrights, relating to Technical Publications and data supplied under this Agreement shall remain with the Seller. All such Technical Publications and data are supplied to the Buyer for the sole use of the Buyer who undertakes not to divulge the contents thereof to any third party save as permitted therein or otherwise pursuant to any Government or legal requirement imposed upon the Buyer or if any such information falls into the public domain other than by any unauthorised disclosure of Buyer. These proprietary rights shall also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

14.11.2 Whenever this Agreement provides for manufacturing by the Buyer, the consent given by the Seller shall not be construed as express or implicit approval howsoever of the manufactured products. The supply of the Technical Publications and data shall not be construed as any further right for the Buyer to design or manufacture any Aircraft or part thereof or spare part.

14.11.3 In the case of the Seller having authorized the disclosure to third parties either under this Agreement or by an express prior written authorization, the Buyer shall undertake that such third party agree to be bound by the same conditions and restrictions as the Buyer with respect to the disclosed Technical Publications.

          LICENCE FOR USE OF THE PERFORMANCE ENGINEER'S PROGRAMS (PEP)

1.   Grant

     The Seller grants the Buyer the right to use the PEP in machine readable form during the term of this licence on a single computer.

     Use of the PEP in readable form shall be limited to one (1) copy other than the copies contained in the single computer and copies produced for checkpoint and restart purposes or additional copies made with the consent of the Seller for a specific need.

2.   Merging

     The PEP may be used and adapted in machine readable form for the purpose of merging it into other program material of the Buyer but, on termination of this Agreement, the PEP shall be removed from the other program material with which it has been merged.

     The Buyer agrees to reproduce the copyright and other notices as they appear on or within the original media on any copies which the Buyer makes of the PEP.

3.   Personal Licence

     The above described licence is personal to the Buyer and, subject to prior written notice to the Seller by the Buyer of the name, address and identity thereof, Buyer's affiliates, and is otherwise non-transferable and non-exclusive.

4.   Installation

     It is the Buyer's responsibility to install the PEP and to perform any mergings and checks. The Seller shall however assist the Buyer's operations engineers in the initial phase following the delivery of the PEP until such personnel reach the familiarization level required to make inputs and correlate outputs.

5.   Proprietary Rights and Non-Disclosure

5.1 The PEP and the copyright and other proprietary rights of whatever nature in the PEP are and shall remain with the Seller. The PEP and its contents are designated as confidential.

5.2 The Buyer undertakes not to disclose the PEP or parts thereof and its contents to any third party without the prior written consent of the Seller. In so far as it is necessary to disclose aspects of the PEP to employees, such disclosure is permitted only for the purpose for which the PEP is supplied and only to the employee who needs to know the same.

6.   Conditions of Use

6.1 The Seller does not warrant that the PEP shall not contain errors. However, should the PEP be found to contain any error at delivery, the Buyer shall notify the Seller promptly thereof and the Seller shall take all proper steps to correct the same at his own expense.

6.2 The Buyer shall ensure that the PEP is correctly used in appropriate machines as indicated in the Performance Programs Manual (PPM) and that staff are properly trained to use the same, to trace and correct running faults, to restart and recover after fault and to operate suitable checks for accuracy of input and output.

6.3 It is understood that the PPM is the user's guide of the PEP and the Buyer shall undertake to use the PEP in accordance with the PPM.

6.4 The PEP are supplied under the express condition that the Seller shall have no liability in contract or in tort arising from or in connection with the use of or inability to use the PEP.

7.   Duration

     The rights under this licence shall be granted to the Buyer as long as the Buyer operates a Seller's Aircraft model to which the PEP refers. When the Buyer stops operating said Aircraft model, the Buyer shall return the PEP and any copies thereof to the Seller, accompanied by a notice certifying that the Buyer has returned all existing copies.

                            LICENCE FOR USE OF CD-ROM

1.   Grant

     The Seller grants the Buyer the right to use the Aircraft Documentation Retrieval System (ADRES) and/or the Computer Assisted Aircraft Trouble Shooting (CAATS) on CD-ROM for the term of this Licence. Use of ADRES and/or CAATS shall be limited to the number of copies defined between the parties.

     For clarification, it is hereby stated that the Power Plant IPC is not part of the electronic IPC and is only available on other media (paper or film).

2.   Term

     The rights under the Licence shall be granted from the date of first delivery of ADRES and/or CAATS to the end of the current year. The grant shall be renewed automatically at the beginning of each calendar year for another year, unless either the Buyer or the Seller gives written notice to the other party three (3) months prior to the end of the Licence of its intention to terminate the grant. Within thirty (30) days of termination, the Buyer shall return ADRES and/or CAATS and all copies thereof to the Seller.

3.   Revision Service

     the Seller shall provide revision service for ADRES and/or CAATS during the term. The revision service shall be based on the revision service which the Seller provides for the documentation in paper or film format.

     ADRES and/or CAATS CD-ROM shall be revised concurrently with the paper and film deliveries. However, temporary revisions are not currently provided in digital data format and are only available in paper format.

4.   Personal Licence

     The Licence is personal to the Buyer and, subject to prior written notice to the Seller by the Buyer of the name, address and identity thereof, Buyer's affiliates, and is otherwise non-transferable and non-exclusive. The Buyer shall not permit any third party to use ADRES and/or CAATS, nor shall it transfer or sub-licence ADRES and/or CAATS to any third party, without prior written consent from the Seller.

5.   Installation

     The Seller shall provide the list of hardware on which ADRES and/or CAATS shall be installed. The Buyer shall be responsible for procuring such hardware and installing ADRES and/or CAATS.

6.   Proprietary Rights

     ADRES and/or CAATS are proprietary to the Seller and the copyright and all other proprietary rights in ADRES and/or CAATS are and shall remain the property of the Seller.

7.   Copyright Indemnity

     The Seller shall defend and indemnify the Buyer (such indemnity to include, without limitation, all reasonable legal fees and expenses incurred by the Buyer) against any claim that the normal use of ADRES and/or CAATS infringes the intellectual property rights of any third party, provided that the Buyer:

7.1  immediately notifies the Seller of any such claim;

7.2  makes no admission or settlement of any claim;

7.3 allows the Seller to have sole control of all negotiations for its settlement;

7.4  gives the Seller all reasonable assistance in connection therewith.

8.   Confidentiality

     ADRES and/or CAATS and their contents are designated as confidential. The Buyer undertakes not to disclose ADRES and/or CAATS or parts thereof to any third party without the prior written consent of the Seller except (i) as required by applicable court orders or governmental regulations (in which case it shall give the Seller prior written notice of such disclosure and use its best efforts to limit such disclosure to the greatest extent possible) or (ii) for information which is in the public domain at the time of disclosure otherwise than through a breach of this Agreement (but compilations of information which are not public shall not be treated as being public by reason of them containing information which is). In so far as it is necessary to disclose aspects of ADRES and/or CAATS to the employees, such disclosure is permitted solely for the purpose for which ADRES and/or CAATS are supplied and only to those employees who need to know the same.

9.   Conditions of Use

9.1 The Buyer shall not make any copies of ADRES and/or CAATS, except for installation purposes.

9.2 The Seller does not warrant that the operation of ADRES and/or CAATS shall be error free. In the event of an error occurring within thirty (30) days of delivery, the sole and exclusive liability of the Seller shall be, at its expense, to correct ADRES and/or CAATS in the following revision.

9.3 THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND REMEDIES OF THE BUYER SET FORTH IN THIS LICENCE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND THE RIGHTS, CLAIMS OR REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NON CONFORMITY OR DEFECT IN THE ADRES AND/OR CAATS DELIVERED UNDER THIS LICENCE.

10.  Training

     In addition to the user guide supplied with ADRES and/or CAATS, training and other assistance may be provided upon the Buyer's request at conditions to be mutually agreed.

11.  Replacement of Product

     For clarification purposes it is hereby expressly stated that ADRES and/or CAATS shall be offered for a limited time period, not exceeding the term of this Licence. In the event that the Seller should offer a replacement product, the conditions for using such product shall be subject to a separate agreement.

                                    CONTENTS

CLAUSE   TITLE
------   -----
 15-     SELLER REPRESENTATIVES
 15.1    Seller's Service
 15.2    Customer Support Manager
 15.3    Buyer's Service
 15.4    Withdrawal of Seller's Representatives
 15.5    Seller's Representatives' Status
 15.6    Indemnities

15   SELLER REPRESENTATIVES

15.1 Seller's Service

15.1.1 The Seller shall provide free of charge the services of a team of Technical Representatives acting in an advisory capacity at the Buyer's main base for a period commencing at or about the delivery of the first Aircraft for a total of * man-months. The actual number of Seller Technical Representatives assigned to the Buyer at any time shall be mutually agreed upon but at no time shall this number exceed three men.

15.1.2 The Seller has set up a global Technical Services network available for the non-exclusive use by each of the Seller's aircraft operators.

     The Buyer shall have free access to this global network at any time in the course of the Aircraft operation, and in particular to the regional Technical Representatives closest to the Buyer's main base after the end of the mission of the Technical Representatives referred to in sub-Clause 15.1.1, or to cover for their temporary absence in the course of their mission. A list of the contacts for the global Technical Services network including the regional Technical Representatives shall be provided to the Buyer.

15.1.3 The Seller shall cause similar services to be provided by competent Representatives of the Propulsion Systems Manufacturer and by Vendor Representatives when necessary and applicable.

15.2 Customer Support Manager

     The Seller shall provide one (1) Customer Support Manager to liaise on product support matters between the Seller's main office and the Buyer after signature of this Agreement for as long as one (1) Aircraft is operated by the Buyer.

15.3 Buyer's Service

15.3.1 From the date of arrival of the first of the Seller's Representatives specified in sub-Clause 15.1.1 the Buyer shall provide free of charge a non-exclusive English speaking secretary and a suitable office, conveniently located with respect to the Buyer's maintenance facilities, with complete office furniture and equipment including telephone, telefax and SITA connection for the sole use of the Seller's Representatives.

     Should the Buyer already provide such facilities through another Purchase Agreement with the Seller, the above Buyer's service may not be provided if they do not appear necessary.

15.3.2 For the Representatives mentioned in sub-Clause 15.1.1 and their families, that is their children still undergoing education and spouse, the Buyer shall provide at no charge to the Seller confirmed reservations, Business Class, if available, to and from their place of assignment and the airport on the Buyer's network nearest to TOULOUSE, FRANCE.

15.3.3 The Buyer shall also provide at no charge to the Seller air transportation, confirmed reservations for the annual vacation of the persons mentioned in sub-Clause 15.1.1 above to and from their place of assignment and the airport on the Buyer's network nearest to TOULOUSE, FRANCE.

15.3.4 The Buyer shall assist the seller to obtain from the civil authorities of the Buyer's country those documents which are necessary to permit the Seller's Representatives to live and work in the Buyer's country. Failure of the Seller to obtain the necessary documents shall relieve the Seller of any obligation to the Buyer under the provisions of sub-Clauses 15.1.1 and 15.1.2.

15.4 Withdrawal of Seller's Representatives

     The Seller shall have the right to withdraw its assigned personnel as it sees fit if conditions arise which are in the Seller's opinion dangerous to their safety or health or prevent them from fulfilling their contractual tasks.

15.5 Seller's Representatives' Status

     In providing the above technical services, the Seller's employees and other Representatives are deemed to be acting in an advisory capacity only and at no time shall they be deemed to act as Buyer's employees or agents either directly or indirectly.

15.6 Indemnities

     THE BUYER SHALL, EXCEPT IN CASE OF WILFUL MISCONDUCT OF THE SELLER, ITS DIRECTORS, OFFICERS, AGENTS, SUBCONTRACTORS AND EMPLOYEES, BE SOLELY LIABLE FOR AND SHALL INDEMNIFY AND HOLD HARMLESS THE SELLER, ITS DIRECTORS, OFFICERS, AGENTS, SUBCONTRACTORS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, CLAIMS, DAMAGES, LOSSES, COSTS AND EXPENSES (INCLUDING LEGAL EXPENSES AND ATTORNEY FEES) FOR ALL INJURIES TO OR DEATH OF PERSONS, EXCEPTING INJURIES TO OR DEATH OF THE SELLER'S REPRESENTATIVES PROVIDING THE SERVICES UNDER THIS CLAUSE 15, AND FOR LOSS OF OR DAMAGE TO PROPERTY AND/OR FOR LOSS OF USE THEREOF HOWSOEVER ARISING OUT OF OR IN CONNECTION WITH THE PERFORMANCE OF SERVICES UNDER THIS CLAUSE 15.

     THE SELLER SHALL, EXCEPT IN CASE OF WILFUL MISCONDUCT OF THE BUYER, ITS DIRECTORS, OFFICERS, AGENTS, SUBCONTRACTORS AND EMPLOYEES, BE SOLELY LIABLE FOR AND SHALL INDEMNIFY AND HOLD HARMLESS THE BUYER, ITS DIRECTORS, OFFICERS, AGENTS, SUBCONTRACTORS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, CLAIMS, DAMAGES, LOSSES, COSTS AND EXPENSES (INCLUDING LEGAL EXPENSES AND ATTORNEY FEES) FOR ALL INJURIES TO OR DEATH OF THE SELLER'S SAID REPRESENTATIVES DURING THE PERFORMANCE OF SERVICES UNDER THIS CLAUSE 15.

     FOR THE PURPOSE OF THIS SUB-CLAUSE 15.6, SELLER'S REPRESENTATIVES SHALL BE DEEMED TO INCLUDE THE REPRESENTATIVES REFERRED TO IN SUB-CLAUSES
     15.1.1, 15.1.2 AND 15.2.

                                    CONTENTS

CLAUSE   TITLE
------   -----
 16-     TRAINING AND TRAINING AIDS
 16.1    General
 16.2    Logistics
 16.3    Training Courses Execution
 16.4    Training Aids and Materials
 16.5    Training Engineering Support
 16.6    Indemnities and Insurance

Appendix "A" Recommended Pilot Qualification in Relation to Training
             Requirements

Appendix "B" List of A319 and A320 Maintenance Courses

Appendix "C" List of A319 and A320 Operations/Performance Courses

16.  TRAINING AND TRAINING AIDS

16.1. General

16.1.1. Training Organization

     The Seller shall supply training and training aids for the Buyer's personnel in accordance with the provisions set forth in this Clause 16.

     The training and training aids shall be provided by the Seller at its training center in BLAGNAC, FRANCE, or by Airbus Service Company ("Airbus Service Company") an US affiliate of the Seller having its training center in MIAMI, FLORIDA, USA, subject to the availability of training allocation in each training center. For the purposes of this Clause 16, the term Seller shall include Airbus Service Company.

     In the event of the non-availability of facilities or scheduling imperatives making training by the Seller impractical, the Seller shall make arrangements for the provision to the Buyer of such training support elsewhere.

     Certain training may also be provided by the Seller at one of the Buyer's bases, if and when practicable for the Seller, under terms and conditions to be mutually agreed upon. In this event, all additional charges listed in sub-Clause 16.2.1.2 shall be borne by the Buyer.

     Training courses provided for the Buyer shall be the Seller's standard courses. The Seller shall be responsible for all training course syllabi, training aids and training equipment necessary for the organization of the training courses.

     The training curricula and the training equipment may not be fully customized. However, academic curricula may be modified to include the most significant of the Buyer's Aircraft Specification (to the exclusion of Buyer Furnished Equipment (BFE)) as known at the latest six (6) months prior to the date of the first training course planned for the Buyer. The equipment used for flight and maintenance personnel shall not be fully customized; however, this equipment shall be configured in order to obtain the relevant approval and to support the Seller's teaching programs.

     In fulfilment of its obligation to provide training courses, the Seller shall deliver to the trainees a certificate of completion at the end of any such training course. The Seller's certificate does not represent authority or qualification by any official Civil Aviation Authorities but may be presented to such officials in order to obtain relevant formal qualification.

     Training courses provided for the Buyer's personnel shall be scheduled according to plans mutually agreed upon during a Training Conference to be held at least twelve (12) months prior to delivery of the first Aircraft.

     The contractual training courses shall be provided up to one (1) year after delivery of the last Aircraft ordered under this Agreement. In the event that the Buyer should use none or only part of the training or training aids to be provided pursuant to this Clause, no compensation or credit of any sort shall be allowed to the Buyer.

16.1.2. Prerequisites

     The Buyer warrants that trainees have the prerequisite jet transport category experience as defined in Appendix "A" to this Clause 16 and are able to fully understand, write and speak English in order to attend the Seller's courses.

     It is clearly understood that said training courses are "Transition Training Courses" and not "Initial Training Courses".

     Furthermore, the Buyer shall be responsible for the selection of the trainees and for any liability with respect to the entry knowledge level of the trainees.

     The Buyer shall provide the Seller with an attendance list of the trainees for each course with the validated qualification of each trainee. The Seller reserves the right to check the trainees' proficiency and previous professional experience. The Seller shall in no case warrant or otherwise be held liable for the trainee's performance as a result of any training services thus provided.

     Upon the Buyer's request, the Seller may be consulted to orientate the above mentioned trainee(s) through a relevant entry level training program, which shall be at the Buyer's charge, and, if necessary, to coordinate with competent outside organizations for this purpose. Such consultation should be held during the Training Conference.

     In the event the Seller should determine that a trainee lacks such entry level, such trainee shall, following consultation with the Buyer, be withdrawn from the program and shall then be considered to be at the Buyer's disposal.

16.2. Logistics

16.2.1 Trainees

16.2.1.1 The Seller shall provide free local transportation by bus for the Buyer's trainees to and from designated pick up points and the training center.

     The Seller shall provide each flight crew with one (1) rented car, or transportation by taxi, at the beginning of the fixed base simulator phase of the course, specifically to be used to enable the crew to attend either simulator or flight sessions at any time.

16.2.1.2 However, the Buyer shall indemnify and hold the Seller harmless from and against all liabilities, claims, damages, costs and expenses for any injury to or death of any of the Buyer's trainees occasioned during the course of such transportation.

16.2.1.3 Living expenses for the Buyer's trainees are to be borne by the Buyer.

16.2.2 Seller's Instructors

     In the event that, at the Buyer's request, training is provided by the Seller's instructors at any location other than the Seller's training centers, the Buyer shall reimburse the Seller for all the expenses related to the assignment of such instructors and their performance of the duties as aforesaid.

16.2.2.1 Living Expenses

     Such expenses, covering the entire period from day of secondment to day of return to the Seller's base, shall include but shall not be limited to lodging, food and local transportation to and from the place of lodging and the training course location. The Buyer shall reimburse the Seller for such expenses on the basis of a per diem rate corresponding to the current per diem rate used by the Seller for its personnel.

16.2.2.2 Air Travel

     Airline reservation(s) shall be guaranteed and confirmed to the Seller's instructors in business class on the Buyer's route network. When the use of the Buyer's route network is not feasible or practical, the Buyer shall reimburse the Seller for business class travel on other airlines.

     It is understood that transportation for the Seller's instructors includes air travel to and from the Seller's training centers and the place of assignment.

16.2.2.3 Indemnities

     The Buyer shall be solely liable for any and all delay in the performance of the training outside of the Seller's training centers associated with the transportation services described above and shall indemnify and hold harmless the Seller from and against such delay and any consequences arising therefrom.

16.2.3 Training Equipment Availability

     Training equipment necessary for course performance at any course location other than Seller's training centers shall be provided by the Buyer in accordance with the Seller's specifications.

16.3. Training Courses Execution

16.3.1. Flight Crew Transition Course

     The Seller shall train up to the CAT three level, * a total of * of the Buyer's flight crews in a Flight Crew Transition course program (or in a Cross Crew Qualification program), each crew shall consist of one Captain
     (1) and one (1) First Officer. The training manual shall be the Airbus Industrie Flight Crew Operating Manual.

     In addition, the Seller shall provide * Flight Crew Instructor Familiarization Training Course for * Captains out of the Buyer's flights crews receiving the Flight Crew Transition Course as referred above.

     Whenever base flight training is required, the Buyer shall use its delivered Aircraft for said base flight training, which shall not exceed * of * * hours per pilot. When such base flight crew training is performed in BLAGNAC, FRANCE, the Seller shall provide * line maintenance, including servicing, preflight checks and changing of minor components, subject to conditions agreed in the present agreement.

     The Buyer shall provide mutually agreed spare parts as required to support said Aircraft in-flight training and shall provide public liability insurance in line with sub-Clause 16.6.

     In all cases, the Buyer shall bear all expenses such as fuel, oil and landing fees.

16.3.2. Flight Crew Line Initial Operating Experience

     In order to assist the Buyer with initial operating experience after delivery of the first Aircraft, the Seller shall provide to the Buyer * pilot instructor man-months (number of pilot present at the same time to be mutually agreed). The Buyer shall reimburse the expenses for each such instructor according to sub-Clause 16.2.1.2. Additional pilot instructors can be provided at the Buyer's expense and upon conditions to be mutually agreed upon.

16.3.3. MAINTENANCE TRAINING

16.3.3.1 The available courses are listed in Appendix "B" to this Clause 16.

16.3.3.2 The Seller shall train * the Buyer's ground personnel for a training period equivalent to * trainee days of instruction in the courses listed in Appendix "B" to this Clause 16. However, the number of Engine Run-up courses shall be limited to * trainees per firmly ordered Aircraft and to a maximum of * in total.

16.3.3.3 Courses shall only be scheduled for a given minimum number of participants as agreed to at the Training Conference.

     Trainee days are counted as follows:

     - for instruction at the Seller's training centers: one (1) day of instruction for one (1) trainee equals one (1) trainee day. The number of trainees at the beginning of the course shall be counted as the number of trainees considered to have taken the course.

     - for instruction outside of the Seller's training centers: one (1) day of secondment of one (1) Seller instructor equals the actual number of trainees attending the course or a minimum of twelve (12) trainee days.

16.3.3.4 On-the-Job Training

     Upon request by the Buyer, the Seller shall organize up to a maximum of * On-the-Job training courses for * trainees per course.

     For On-the-Job training courses, one (1) day of instruction shall equal twelve (12) trainee days.

16.3.4. Line Maintenance Initial Operating Training

     In order to assist the Buyer during the entry into service of the Aircraft, the Seller shall provide to the Buyer one (1) maintenance instructor at the Buyer's base for a period of * months. This line maintenance training shall cover training in handling and servicing of Aircraft, flight crew / maintenance coordination, use of manuals and any other activities which might be deemed necessary for this training after delivery of the first Aircraft.

     The Buyer shall reimburse the expenses for said instructor according to sub-Clause 16.2.1.2. Additional maintenance instructors can be provided at the Buyer's expense.

16.3.5. Cabin Attendants' Familiarization Course

     The Seller shall offer up to * sessions of a free-of-charge cabin attendants' course to twelve (12) of the Buyer's cabin attendants.

16.3.6. Performance / Operations Course

     The available courses are listed in Appendix "C" to this Clause 16.

     The Seller shall provide * trainee days of Performance/Operations training for the Buyer's personnel. Courses shall only be scheduled for a given minimum number of participants as agreed upon at the Training Conference.

16.3.7. Vendors and Engine Manufacturer Training

     The Seller shall ensure that major Vendors and the applicable Propulsion Systems Manufacturer provide maintenance and overhaul training on their products at appropriate times.

     A list of the Vendors concerned may be supplied to the Buyer upon request.

16.4. Training Aids and Materials

16.4.1. Training Aids for Trainees at the Training Centers

     Paper documentation for trainees receiving the instruction referred to above in sub-Clause 16.3 at the Seller's training centers shall be free-of-charge.

     Training aids shall be "FOR TRAINING ONLY" and as such are supplied for the sole and express purpose of training.

16.4.2. Training Aids and Materials for Buyer's Training Organization

     The Seller shall provide * sets of the Seller's VACBI courseware for the workstation related to the Aircraft type as covered by this Agreement, including the relating utilization rights. The courseware shall be the Seller VACBI courseware as used by the Seller in its official training centers.

     The items delivered to the Buyer under the terms of this sub-Clause 16.4.2 shall be for the training of the Buyer's personnel only.

     Supply of sets of additional courseware supports, as well as any extension to the right of utilization of such courseware, shall be subject to terms and conditions to be mutually agreed. VACBI supply general conditions shall apply and shall be detailed during the Training Conference.

     The Buyer shall agree not to disclose the content of the courseware or any information or documentation provided by the Seller in relation to training in whole or in part, to any third party without prior written consent of the Seller.

16.5. Training Engineering Support

     If requested by the Buyer and on terms to be agreed upon, the Seller shall assist the Buyer with the introduction of training programs at the Buyer's training center.

16.6. Indemnities and Insurance

16.6.1. Indemnity and Insurance Relating to Ground Training

16.6.1.1 The Seller shall, except in case of wilful misconduct of the Buyer, its directors, officers, agents or employees, be solely liable for and shall indemnify and hold harmless the Buyer, its directors, officers, agents and employees from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) in respect of loss of or damage to the Seller's property and/or injury to or death of the directors, officers, agents or employees of the Seller and/or from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) for any damages caused by the Seller to third parties, caused by or in any way connected to the performance of the ground training services subject of this Agreement.

     The Buyer shall, except in case of wilful misconduct of the Seller, its directors, officers, agents or employees, be solely liable for and shall indemnify and hold harmless the Seller, its directors, officers, agents and employees from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) in respect of loss of or damage to the Buyer's property and/or injury to or death of the directors, officers, agents or employees of the Buyer and/or from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) for any damages caused by the Buyer to third parties, caused by or in any way connected with the performance of the ground training services subject of this Agreement.

16.6.1.2. For the purposes of this sub-Clause 16.6.1 "ground training services" include but are not limited to all training courses performed in classroom (classical or VACBI CBT courses), full flight simulator sessions, fixed base simulator sessions, field trips, provided under or in connection with the provisions of this Agreement.

16.6.2. Indemnity and Insurance relating to Training on Aircraft

16.6.2.1. The Buyer shall, except in the case of wilful misconduct of the Seller, its directors, officers, agents and employees, be solely liable for and shall indemnify and hold harmless the Seller from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person (including any of the Buyer's directors, officers, agents and employees utilizing such training services, but not directors, officers, agents and employees of the Seller) and/or for loss of or damage to any property and/or for loss of use thereof arising (including the aircraft on which the training services are performed), caused by or in any way connected to the performance of any training services defined in this Agreement.

     The foregoing indemnity shall not apply to legal liability to any person other than the Buyer, its directors, officers, agents or employees arising out of an accident caused solely by a product defect in the Aircraft delivered to and accepted by the Buyer hereunder.

16.6.2.2. For the purposes of this sub-Clause 16.6.2. "training services" include but are not limited to all training courses, base flight training, line training, line assistance, flight, ferry flight, maintenance support, maintenance training (including On the Job Training and Hot Run-Up) or training support performed on aircraft, provided under or in connection with the provisions of this Agreement.

16.6.2.3. For all training periods on aircraft, after delivery, the Buyer shall cause the Seller, its subsidiaries, the associated contractors and sub-contractors and the assignees of each of the foregoing and their respective directors, officers, agents and employees to be named as additional insureds under all liability policies of the Buyer to the extent of the Buyer's undertaking set forth in sub-Clause 16.6.2.1. With respect to the Buyer's hull all risks and hull war risks insurances, the Buyer shall cause the insurers of the Buyer's hull insurance policies to waive all rights of subrogation against the Seller, its subsidiaries, the associated contractors and sub-contractors and the assignees of each of the foregoing and their respective directors, officers, agents and employees, to the extent of the Buyer's undertaking set forth in sub-Clause 16.6.2.1.

     Any applicable deductible shall be borne by the Buyer.

     With respect to the above policies, the Buyer shall furnish to the Seller, not less than seven (7) working days prior to the start of any such training period, certificates of insurance, in English language, evidencing the limits of liability cover and period of insurance in a form acceptable to the Seller from the Buyer's insurance brokers certifying that such policies have been endorsed as follows:

(I) The Buyer's policies shall be primary and non-contributory to any insurance maintained by the Seller.

(II) Such insurance shall not become ineffective, cancelled, or coverage decreased or materially changed except on seven (7) days' prior written notice thereof to the Seller; and

(III) Under any such cover, all rights of subrogation against the Seller, its subsidiaries, each of the associated contractors and subcontractors, the assignees of each of the foregoing and their respective directors, officers, agents and employees, have been waived to the extent of the Buyer's undertaking and specifically referring to sub-Clause 16.6.2.1 and to this sub-Clause 16.6.2.3.

16.6.3. For the purposes of this sub-Clause 16.6, "the Seller and its subsidiaries" includes the Seller, Airbus Service Company, each of the associated contractors, and sub-contractors, the assignees of each of the foregoing, and their respective directors, officers, agents and employees.

16.6.4. If any claim is made or suit is brought against either party (or its respective directors, officers, agents or employees) for damages for which liability has been assumed by the other party in accordance with the provisions of this Agreement, the party against which a claim is so made or suit is so brought shall promptly give notice to the other party, and the latter shall (unless otherwise requested by the former party against which a claim is so made or suit is so brought, in which case the other party nevertheless shall have the right to) assume and conduct the defence thereof, or effect any settlement which it, in its opinion, deems proper.

                            CLAUSE 16 - APPENDIX "A"

                         RECOMMENDED PILOT QUALIFICATION

                      IN RELATION TO TRAINING REQUIREMENTS

                              (TRANSITION COURSES)

The prerequisites listed below are the minimum requirements specified for Airbus training. If the appropriate regulatory agency or the specific airline policy of the trainee demand greater or additional requirements, they shall apply as prerequisites.

-    FIRST OFFICER prerequisites

     -    Fluency in English

     -    500 hours minimum flying experience as pilot

     -    300 hours experience on FAR/JAR 25 aircraft

     - 200 hours flying experience as airline pilot or a corporate pilot or military pilot

-    CAPTAIN prerequisites

     -    Fluency in English

     -    1500 hours minimum flying experience as pilot

     -    1000 hours experience on FAR/JAR 25 aircraft

     -    200 hours experience as airline or corporate pilot

For both FIRST OFFICER and CAPTAIN, if one or several of the above criteria are not met, the trainee must follow:

- an adapted course (example: if not fluent in English, an adapted course with a translator)

- or an ELT (Entry Level Training) program before entering the regular or the adapted course.

                            CLAUSE 16 - APPENDIX "B"

                        LIST OF A319 MAINTENANCE COURSES

JM01    GENERAL FAMILIARIZATION COURSE
JM02    RAMP SERVICING COURSE
JM35    LINE MECHANICS COURSE
JM45    LINE/BASE MECHANICS/ELECTRICS COURSE
JM52    LINE/BASE AVIONICS/ELECTRICS COURSE
JM42    LINE/BASE MECHANICS/ELECTRICS/AVIONICS COURSE
JM07    ENGINE RUN UP COURSE
JM09    MECHANICAL CONTROL RIGGING COURSE
JM10    CABIN INTERIOR & EMERGENCY EQUIPMENT
JM12    ON THE JOB PRACTICAL TRAINING
JM13    MAINTENANCE INITIAL OPERATING COURSE
JM18    MAINTENANCE ETOPS COURSE
JM20    AIDS MAINTENANCE COURSE
XM15    BASIC DIGITAL AND MICROPROCESSOR
JMG04   CARGO LOADING AND HANDLING COURSE
JMFT    FIELD TRIP
JMSIM   SIMULATOR SESSIONS
JMFMT   FIELD TRIP + SIMULATOR SESSIONS
JM11    METALLIC STRUCTURE MAINTENANCE
JM16    STRUCTURE NDT INSPECTION COURSE
JM17    COMPOSITE STRUCTURE REPAIR COURSE (SHOP LEVEL)
JM21    STRUCTURAL REPAIR COURSE FOR ENGINEERS
JM23    MATERIEL AND PROCESSES COURSE FOR ENGINEERS

                            CLAUSE 16 - APPENDIX "B"

                        LIST OF A320 MAINTENANCE COURSES

EM01    GENERAL FAMILIARIZATION COURSE
EM02    RAMP SERVICING COURSE
EM35    LINE MECHANICS COURSE
EM45    LINE/BASE MECHANICS/ELECTRICS COURSE
EM52    LINE/BASE AVIONICS/ELECTRICS COURSE
EM42    LINE/BASE MECHANICS/ELECTRICS/AVIONICS COURSE
EM07    ENGINE RUN UP COURSE
EM09    MECHANICAL CONTROL RIGGING COURSE
EM10    CABIN INTERIOR & EMERGENCY EQUIPMENT
EM12    ON THE JOB PRACTICAL TRAINING
EM13    MAINTENANCE INITIAL OPERATING EXPERIENCE
EM18    MAINTENANCE ETOPS COURSE
EM20    AIDS MAINTENANCE COURSE
XM15    BASIC DIGITAL AND MICROPROCESSOR
EMG04   CARGO LOADING AND HANDLING COURSE
EMFT    FIELD TRIP
EMSIM   SIMULATOR SESSIONS
EMFMT   FIELD TRIP + SIMULATOR SESSIONS
EM11    METALLIC STRUCTURE MAINTENANCE
EM16    STRUCTURE NDT INSPECTION COURSE
EM17    COMPOSITE STRUCTURE REPAIR COURSE (SHOP LEVEL)
EM21    STRUCTURAL REPAIR COURSE FOR ENGINEERS
EM23    MATERIEL AND PROCESSES COURSE FOR ENGINEERS

                            CLAUSE 16 - APPENDIX "C"

                   LIST OF A319 OPERATIONS/PERFORMANCE COURSES

JG01    MANAGEMENT SURVEY COURSE
JG02    PERFORMANCE ENGINEER COURSE
JG03    DISPATCHER TRANSITION COURSE
JG38    DISPATCHER TRANSITION AND ETOPS QUALIFICATION COURSE
JG06    BALANCE CHART DESIGN COURSE
JG07    LOAD MASTER TRANSITION COURSE
JG67    BALANCE CHART DESIGN AND LOAD MASTER TRANSITION COURSE
JG08    ETOPS QUALIFICATION DISPATCHER COURSE

                            CLAUSE 16 - APPENDIX "C"

                   LIST OF A320 OPERATIONS/PERFORMANCE COURSES

EG01    MANAGEMENT SURVEY COURSE
EG02    PERFORMANCE ENGINEER COURSE
EG03    DISPATCHER TRANSITION COURSE
EG38    DISPATCHER TRANSITION AND ETOPS QUALIFICATION COURSE
EG06    BALANCE CHART DESIGN COURSE
EG07    LOAD MASTER TRANSITION COURSE
EG67    BALANCE CHART DESIGN AND LOAD MASTER TRANSITION COURSE
EG08    ETOPS QUALIFICATION DISPATCHER COURSE

                                    CONTENTS

CLAUSE   TITLE
------   -----
17-      VENDOR PRODUCT SUPPORT
17.1     Vendor Product Support Agreements
17.2     Vendor Compliance

17-  VENDOR PRODUCT SUPPORT

17.1 Vendor Product Support Agreements

17.1.1 The Seller has obtained product support agreements transferable to the Buyer from Vendors of Seller Furnished Equipment listed in the Specification.

17.1.2 These agreements are based on the "World Airlines Suppliers Guide" and include Vendor commitments as contained in the "Vendor Product Support Agreements" which include the following provisions:

17.1.2.1 Technical data and manuals required to operate, maintain, service and overhaul the Vendor items. Such technical data and manuals shall be prepared in accordance with the applicable provisions of ATA Specification 100 and 101 in accordance with Clause 14 including revision service and be published in the English language. The Seller shall recommend that software data, supplied in the form of an Appendix to the Component Maintenance Manual, be provided in compliance with ATA Specification 102 up to level 3 to protect Vendor's proprietary interest.

17.1.2.2 Warranties and guarantees including standard warranties. In addition, landing gear Vendor shall provide Service Life Policies for landing gear structure.

17.1.2.3 Training to ensure efficient operation, maintenance and overhaul of the Vendor's items for the Buyer's instructors, shop and line service personnel.

17.1.2.4 Spares data in compliance with ATA 200/2000 Specification, Initial Provisioning Recommendations, spare parts and logistic service including routine and emergency deliveries.

17.1.2.5 Technical service to assist the Buyer with maintenance, overhaul, repair, operation and inspection of Vendor items as well as required tooling and Spares provisioning.

17.2 Vendor Compliance

     The Seller shall monitor Vendor compliance with support commitments defined in the "Vendor Product Support Agreements" and shall take remedial action together with the Buyer if necessary.

                                    CONTENTS

CLAUSE   TITLE
------   -----
18-      BUYER FURNISHED EQUIPMENT AND DATA
18.1     Administration
18.2     Aviation Authorities' Requirements
18.3     Buyer's Obligation and Seller's Remedies
18.4     Title and Risk of Loss

18-  BUYER FURNISHED EQUIPMENT AND DATA

18.1 Administration

18.1.1 Without additional charge, the Seller shall provide for the installation of those items of equipment which are identified in the Specification as being furnished by the Buyer ("Buyer Furnished Equipment" or "BFE").

     The Seller shall advise the Buyer of the dates by which, in the planned release of engineering for the Aircraft, the Seller requires a written detailed engineering definition including the description of the dimensions and weight of BFE, the information related to its certification and information necessary for the installation and operation thereof. The Buyer shall furnish such detailed description and information by the dates so specified. Such information, dimensions and weights shall not thereafter be revised unless authorized by a SCN.

     The Seller shall also furnish in due time to the Buyer a schedule of dates and indication of shipping addresses for delivery of BFE and, where requested by the Seller, additional spare BFE to permit installation in the Aircraft and delivery of the Aircraft in accordance with the delivery schedule. The Buyer shall provide such equipment by such dates in a serviceable condition, in order to allow performance of any assembly, test, or acceptance process in accordance with the industrial schedule.

     The Buyer shall also provide, when requested by the Seller, at AEROSPATIALE Works in TOULOUSE (FRANCE) and / or at DAIMLER-BENZ AEROSPACE AIRBUS GmbH, Division Hamburger Flugzeugbau Works in HAMBURG (FEDERAL REPUBLIC OF GERMANY) adequate field service including support from BFE suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

18.1.2 The Seller shall be entitled to refuse any item of BFE which it considers incompatible with the Specification, the above mentioned engineering definition or the certification requirements.

18.1.3 The BFE shall be imported into FRANCE or into the FEDERAL REPUBLIC OF GERMANY by the Buyer under a suspensive customs system ("Regime de I'entrepot industriel pour fabrication coordonnee" or "Zollverschluss") without application of any French or German tax or customs duty, and shall be Delivered Duty Unpaid (DDU) according to the Incoterms definition.

     Shipping Addresses :

          AEROSPATIALE, Societe Nationale Industrielle

          316 Route de Bayonne

          31300 TOULOUSE
          FRANCE
     or:

          DAIMLER-BENZ AEROSPACE AIRBUS GmbH
          Division Hamburger Flugzeugbau
          Kreetslag 10

          21129 HAMBURG

          FEDERAL REPUBLIC OF GERMANY

     as provided for in sub-Clause 18.1.

18.1.4 If the Buyer requests the Seller to supply directly certain items which are considered as BFE according to the Specification and if such request is notified to the Seller in due time in order not to affect the delivery date of the Aircraft, the Seller may agree to order such items subject to the execution of a SCN reflecting the effect on price, escalation adjustment, and any other conditions of the Agreement. In such a case the Seller shall be entitled to the payment of a reasonable handling charge and shall bear no liability in respect of delay and product support commitments for such items which shall be the subject of separate arrangements between the Buyer and the relevant vendor.

18.2 Aviation Authorities' Requirements

     The Buyer is responsible for, at its expenses, and warrants that BFE shall be manufactured by a qualified supplier, shall meet the requirements of the applicable Specification, shall comply with applicable requirements incorporated by reference to the Type Certificate and listed in the Type Certificate Data Sheet, shall be approved by the Aviation Authorities delivering the Certificate of Airworthiness for Export and by the Buyer's Aviation Authorities for installation and use on the Aircraft at the time of delivery of such Aircraft.

18.3 Buyer's Obligation and Seller's Remedies

18.3.1 Any delay or failure in complying with the foregoing warranty or in providing the descriptive information or service representatives mentioned in sub-Clause 18.1 or in furnishing the BFE in serviceable condition at the requested delivery date or in obtaining any required approval for such equipment under the above mentioned Aviation Authorities regulations may delay the performance of any act to be performed by the Seller, and cause the Final Price of the Aircraft to be adjusted in accordance with the updated delivery schedule and to include in particular the amount of the Seller's additional costs, attributable to such delay or failure such as storage, taxes, insurance and costs of out-of sequence installation.

18.3.2 Further, in any such event, the Seller may:

     (i) select, purchase and install an equipment similar to the involved one, in which event the Final Price of the affected Aircraft shall also be increased by the purchase price of such equipment plus reasonable costs and expenses incurred by the Seller for handling charges, transportation, insurance, packaging and if so required and not already provided for in the price of the Aircraft for adjustment and calibration; or

     (ii) if the BFE shall be so delayed by more than * days, or unapproved within * days deliver the Aircraft without the installation of such equipment, notwithstanding the terms of sub-Clause 7.1 insofar as it may otherwise have applied, and the Seller shall thereupon be relieved of all obligations to install such equipment The Buyer may also elect to have the Aircraft so delivered.

18.4 Title and Risk of Loss

     Title to and risk of loss of any BFE shall at all times remain with the Buyer. The Seller shall have only such responsibility for BFE as is provided for by law but shall not be liable for loss of use.

                                    CONTENTS

CLAUSE   TITLE
------   -----
19-      DATA RETRIEVAL

19-  DATA RETRIEVAL

     The Buyer shall provide the Seller, as the Seller may reasonably request, with all the necessary data pertaining to the operation of the Aircraft for an efficient and coordinated survey of all reliability, maintainability, operational and cost data with a view to improving the safety, availability and operational costs of the Aircraft.

                                    CONTENTS

CLAUSE   TITLE
------   -----
20-      TERMINATION
20.1     Termination for Insolvency
20.2     Termination for Non-Payment of Predelivery Payments
20.3     Termination for Failure to Take Delivery
20.4     General

20-  TERMINATION

20.1 Termination for Insolvency

     In the event that either the Seller or the Buyer:

     (a) makes a general assignment for the benefit of creditors or becomes insolvent;

     (b)  files a voluntary petition in bankruptcy;

     (c) petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets;

     (d) commences under the laws of any competent jurisdiction any proceeding involving its insolvency, bankruptcy, reorganisation, readjustment of debt, dissolution, liquidation or any other similar proceeding for the relief of financially distressed debtors;

     (e) becomes the object of any proceeding or action of the type described in (c) or (d) above and such proceeding or action remains undismissed or unstayed for a period of at least * days; or

     (f) is divested of a substantial part of its assets for a period of at least * days,

     then the other party may, to the full extent permitted by law, by written notice, terminate all or part of this Agreement.

20.2 Termination for Non-Payment of Predelivery Payments

     If for any Aircraft the Buyer fails to make any predelivery payments at the time, in the manner and in the amount specified in sub-Clause 5.2.1 the Seller may, by written notice, terminate all or part of this Agreement with respect to undelivered Aircraft.

20.3 Termination for Failure to Take Delivery

     If the Buyer fails to comply with its obligations as set forth under Clause 8 and/or Clause 9, or fails to pay the Final Price of the Aircraft, * the Seller shall have the right to put the Buyer on notice to do so within a period of * working days after the date of such notification.

     If the Buyer has not cured such default within such period, the Seller may, by written notice, terminate all or part of this Agreement with respect to undelivered Aircraft.

     All costs referred to in sub-Clause 9.4.1 and relating to the period between the delivery date and the date of termination of all or part of this Agreement shall be borne by the Buyer.

20.4 GENERAL

20.4.1 To the full extent permitted by law, the termination of all or part of this Agreement, pursuant to sub-Clauses 20.1, 20.2 and 20.3 shall become effective immediately upon receipt by the relevant party of the notice of termination sent by the other party without it being necessary for either party to take any further action or to seek any consent from the other party or any court having jurisdiction.

20.4.2 The right for either party under sub-Clause 20.1 and for the Seller under sub-Clauses 20.2 and 20.3 to terminate all or part of this Agreement shall be without prejudice to any other rights and remedies available to such party to seek termination of all or part of this Agreement before any court having jurisdiction pursuant to any failure by the other party to perform its obligations under this Agreement.

20.4.3 If the party taking the initiative of terminating this Agreement decides to terminate part of it only, the notice sent to the other party shall specify the number of Aircraft, services, data and other items undelivered or unfurnished on the date of such termination for which such partial termination shall be effective.

20.4.4 In the event of termination of this Agreement following a default from the Buyer, including but not limited to a default under sub-Clauses 20.1,
     20.2 and 20.3, the Seller, without prejudice to any other rights and remedies available under this Agreement or by law, shall retain an amount equal to all predelivery payments, deposits, option fees and any other monies paid by the Buyer to the Seller under this Agreement and corresponding to the Aircraft, services, data and other items covered by such termination.

                                    CONTENTS

CLAUSE      TITLE
------      -----
21-      ASSIGNMENT

21-  ASSIGNMENT

     This Agreement shall be deemed personal to the parties hereto and the rights and/or obligations induced shall not be assigned ("cession"), novated ("novation"), delegated ("delegation"), sold or transferred in any manner, in whole or in part, by either party without the prior written consent of the other party, such consent not to be unreasonably withheld.

     Any assignment made without such consent shall be of no effect whatsoever as between the parties hereto, except that the Seller shall have the right to transfer its rights and/or its obligations hereunder to any of its majority owned subsidiaries or to its successors or assigns without the consent of the Buyer.

                                    CONTENTS

CLAUSE   TITLE
------   -----
22-      MISCELLANEOUS PROVISIONS
22.1     Notices
22.2     Waiver
22.3     Interpretation and Law
22.4     Alteration to Contract
22.5     Language
22.6     Confidentiality
22.7     General

22-  M1SCELLANEOUS PROVISIONS

22.1 Notices

     All notices and requests required or authorized hereunder shall be given in writing either by personal delivery to an authorized representative of the party to whom the same is given or by registered mail (return receipt requested) or by telegraph or cable and the date upon which any such notice or request is so personally delivered or if such notice or request is given by registered mail, telegraph or cable, the date upon which it is received by the addressee shall be deemed to be the effective date of such notice or request.

     Seller's address for notices is:

          AIRBUS INDUSTRIE
          Attn. to V.P. Contracts

          1 Rond-Point Maurice Bellonte

          31707 BLAGNAC CEDEX
          FRANCE

     Buyer's address for notice is:

          TAM

          Rue Monsenhor Antonio Pepe 94

          SAO PAULO
          BRAZIL

     or such other address or such other person as the party receiving the notice or request may reasonably designate from time to time.

22.2 Waiver

     The failure of either party to enforce at any time any of the provisions of this Agreement, or to exercise any option herein provided, or to require at any time performance by the other party of any of the provisions hereof, shall in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part thereof or the right of the other party thereafter to enforce each and every such provision. The express waiver (whether one (1) or several times) by either party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

22.3 Interpretation and Law

     This Agreement shall be governed by and construed and performance thereof shall be determined in accordance with the Laws of France.

     In the event of a dispute arising from the interpretation performance or breach of this Agreement, said dispute shall fall within the exclusive jurisdiction of the French Courts and only the Laws of France shall be applicable.

     In the event that any provision of this Agreement should for any reason be held ineffective, the remainder of this Agreement shall remain in full force and effect.

     Clause and sub-Clause headings used in this Agreement are for convenient reference only and shall not affect the Agreement's interpretation.

22.4 Alterations to Contract

     This Agreement contains the entire agreement between the parties and supersedes any previous understandings, commitments or representations whatsoever oral or written. This Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorized representatives.

22.5 Language

     All correspondence, documents and any other written matters in connection with this Agreement shall be in English.

     This Agreement has been executed in two (2) original copies which are in English.

22.6 Confidentiality

     This Agreement including any Exhibits, or other documents related hereto shall be treated by both parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to professional advisors for the purpose of implementation hereof. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party hereto.

22.7 General

     The Buyer and the Seller agree that this Agreement is an international supply contract which has been the subject of discussion and negotiation, that all its terms and conditions are fully understood by the parties, and that the price of the Aircraft and the other mutual agreements of the parties set forth herein were arrived at in consideration of, inter alia, all the provisions hereof specifically including all waivers, releases and renunciations by the Buyer set out herein.

IN WITNESS WHEREOF this Agreement was entered into the day and year first above written.

For and on behalf of                    For and on behalf of

TAM -                                   AIRBUS INDUSTRIE
TRANSPORTES AEREOS REGIONAIS


/s/                                     /s/
-------------------------------------   ----------------------------------------
Name:                                   Name:
Title:                                  Title:
       ------------------------------          ---------------------------------


/s/                                     /s/
-------------------------------------   ----------------------------------------
Name:                                   Name:
Title:                                  Title:
       ------------------------------          ---------------------------------

                                   EXHIBIT "A"

The A319-100 and A320-200 Standard Specification are contained in a separate folder.

                             [Four Pages redacted]

                                       *

                                   EXHIBIT "B"

                                   S.C.N. FORM

AIRBUS INDUSTRIE
(AIRBUS INDUSTRIE LOGO)
SPECIFICATION CHANGE NOTICE   SCN Number _________
                              Issue ______________
(SCN)                         Dated ______________
                              Page: 1 of 3

Title:
       ------------------------------
Description:
             ------------------------

EFFECT ON WEIGHT
     Manufacturer's Weight Empty Change ..:
     Operational Weight Empty Change .....:
     Allowable Payload Change ............:

REMARKS/ REFERENCES

     Responds to RFC

Specification changed by this SCN

This SCN requires prior or concurrent acceptance of the following SCN(s):

PRICE PER AIRCRAFT

US DOLLARS:

AT DELIVERY CONDITIONS:

This change will be effective on _____ AIRCRAFT No _____ and subsequent _____

Provided approval is received by _____________________________


Buyer approval                          Seller approval
               ----------------------                    -----------------------

AIRBUS INDUSTRIES
(AIRBUS INDUSTRIES LOGO)
SPECIFICATION CHANGE NOTICE   SCN Number ___________
                              Issue ________________
(SCN)                         Dated ________________
                              Page: 2 of 3

SPECIFICATION REPERCUSSION:

     After contractual agreement with respect to weight, performance, delivery, etc. the indicated part of the specification wording will read as follows:

AIRBUS INDUSTRIE
(AIRBUS INDUSTRIE LOGO)
SPECIFICATION CHANGE NOTICE   SCN Number ____________
                              Issue _________________
(SCN)                         Dated _________________
                              Page: 3 of 3

SCOPE OF CHANGE (FOR INFORMATION ONLY)

                                   EXHIBIT "C"

                               SERVICE LIFE POLICY

                           ITEMS OF PRIMARY STRUCTURE

                           SELLER SERVICE LIFE POLICY

1. The Items covered by the Service Life Policy pursuant to sub-Clause 12.2 are those Seller Items of primary and auxiliary structure described hereunder.

2.   WINGS - CENTER AND OUTER WING BOX

2.1  Spars

2.2  Ribs inside the wing box

2.3  Upper and lower panels of the wing box

2.4  Fittings

2.4.1 Attachment fittings for the flap structure

2.4.2 Attachment fittings for the engine pylons

2.4.3 Attachment fittings for the main landing gear

2.4.4 Attachment fittings for the center wing box

2.5  Auxiliary Support Structure

2.5.1 For the slats:

2.5.1.1 Ribs supporting the track rollers on wing box structure

2.5.1.2 Ribs supporting the actuators on wing box structure

2.5.2 For the ailerons:

2.5.2.1 Hinge brackets and ribs on wing box rear spar or shroud box

2.5.2.2 Actuator fittings on wing box rear spar or shroud box

2.5.3 For airbrakes, spoilers, lift dumpers:

2.5.3.1 Hinge brackets and ribs on wing box rear spar or shroud box

2.5.3.2 Actuator fittings on wing box rear spar or shroud box

3.   FUSELAGE

3.1  Fuselage structure

3.1.1 Fore and aft bulkheads

3.1.2 Pressurized floors and bulkheads surrounding the main and nose gear wheel well and centre wing box

3.1.3 Skins with doubters, stringers and frames from the forward pressure bulkheads to the frame supporting the rear attachment of horizontal stabilizer

3.1.4 Window and windscreen attachment structure but excluding transparencies

3.1.5 Passenger and cargo doors internal structure

3.1.6 Sills excluding scuff plates and upper beams surrounding passenger and cargo door apertures

3.1.7 Cockpit floor structure and passenger cabin floor beams excluding floor panels and seat rails

3.1.8 Keel beam structure

3.2  Fittings

3.2.1 Landing gear attachment fittings

3.2.2 Support structure and attachment fittings for the vertical and horizontal stabilizers

4.   STABILIZERS

4.1  Horizontal Stabilizer Main Structural Box

4.1.1 Spars

4.1.2 Ribs

4.1.3 Upper and lower skins and stringers

4.1.4 Attachment fittings to fuselage and trim screw actuator

4.1.5 Elevator support structure

4.1.5.1 Hinge bracket

4.1.5.2 Servocontrol attachment brackets

4.2  Vertical Stabilizer Main Structural Box

4.2.1 Spars

4.2.2 Ribs

4.2.3 Skins and stringers

4.2.4 Attachment fittings to fuselage

4.2.5 Rudder support structure

4.2.5.1 Hinge brackets

4.2.5.2 Servocontrol attachment brackets

5. Bearing and roller assemblies, bearing surfaces, bushings, bolts, rivets, access and inspection doors, including manhole doors, latching mechanisms, all system components, commercial interior parts, insulation and related installation and connecting devices are excluded from this Seller Service Life Policy.

                                   EXHIBIT "D"

                                     MANUALS

                                LIST OF DOCUMENTS

The following identifies the Technical Publications provided in support of the Aircraft. The explanation of the table is as follows:

MANUAL DESIGNATION               Self explanatory.

ABBREVIATED DESIGNATION (Abbr)   Self explanatory.

FORM

     AC APERTURE CARD. Refers to 35mm film contained on punched aperture cards.

     F    MICROFILM. Refers to 16mm roll film in 3M type cartridges.

     MF MASTER FILM. Refers to thick diazo film suitable for further reproduction.

     MP MASTER PAPER. Refers to manuals in paper with print on one (1) side of the sheet, no folded pages. No punching, highly contrasted, suitable for further reproduction or filming.

     P1 PRINTED ONE SIDE. Refers to manuals in paper with print on one (1) side of the sheets only.

     P2 PRINTED BOTH SIDES. Refers to manuals with print on both sides of the sheets.

     DD DIGITAL DATA. Data format of deliverables depends on Aircraft model and data, for more details please refer to the document "Digital Deliverable Status".

TYPE

     C CUSTOMIZED. Refers to manuals which are applicable to an individual Airbus customer/operator fleet or aircraft.

     G GENERIC. Refers to manuals which are applicable to a whole group of Airbus customers for all aircraft types/models/series.

     E ENVELOPE. Refers to manuals which are applicable to a whole group of Airbus customers for a specific aircraft type/model/series.

     P PRELIMINARY. Refers to preliminary data or manuals which may consist of either:

          -    one-time issue not maintained by revision service, or

          - preliminary issues maintained by revision service until final manual or data delivery, or

          - supply of best available data under final format with progressive completion through revision service.

ATA  Reference to manuals established with reference to ATA Specification No
     100:

     The manuals responding to ATA Specification No 100 shall be essentially in accordance with revision:

     21 for Aircraft Models A310, A300-600

     23 for Aircraft Model A319, A320, A321

     26 for Aircraft Model A330, A340

QUANTITY (Qty)     Self explanatory.

DELIVERY (Deliv)   Manual delivery refers to scheduled delivery dates and is
                   expressed in either the number of corresponding days prior to first Aircraft delivery, or nil (0) corresponding to the first delivery day.

                   The number of days indicated shall be rounded up to the next regular revision release date.

MANUAL DESIGNATION                Abbr   Form   Type   ATA   Qty    Deliv
------------------                ----   ----   ----   ---   ---   -------
1. OPERATIONAL MANUALS AND DATA
Quick Reference Handbook          QRH    P2     C      NO    *        90
                                                                   per A/C
Flight Crew Operating Manual      FCOM   P2     C      NO    *        90
                                                                   per A/C
Flight Manual                     FM     P1     C      NO    *        0
                                                                   per A/C
Master Minimum Equipment List     MMEL   P2     C      NO    *      90***
Performance Engineer's Programs   PEP    DD     C      NO    *      90*
Performance Programs Manual       PPM    P2     C      NO    *      90
Weight and Balance Manual         WMB    P1     C      YES   *       0***

*    ONLY ONE FORM IS SUPPLIED

**   WEIGHING EQUIPMENT LIST DELIVERED A FORTNIGHT AFTER AIRCRAFT DELIVERY

***  PLUS ONE COPY PER AIRCRAFT AT DELIVERY

MANUAL DESIGNATION                Abbr   Form   Type   ATA   Qty   Deliv
------------------                ----   ----   ----   ---   ---   -----
2. MAINTENANCE AND ASSOCIATED
MANUALS
APU Build-up Manual               ABM    P2     E      NO    *     90
Aircraft Maintenance Manual       AMM    DD     C      YES   *     90
                                         P2     C      YES
Component Location Manual         CLM    P2     C      NO    *     90
Aircraft Time Limits/             TLMC   P2     C      YES   *     90
Maintenance Checks
Aircraft Schematics Manual        ASM    P1     C      YES   *     90
Aircraft Wiring Manual            AWM    P1     C      YES   *     90
Aircraft Wiring Lists             AWL    F      C      YES   *     90***
Electrical Standard Practices     ESP    P      G      YES   *     90
Consumable Material List          CML    P2     G      YES   *     90
Duct Repair Manual                DRM    P2     E      NO    *     90
Fuel Pipe Repair Manual           FPRM   P2     G      NO    *     90
Illustrated Parts Catalog         IPC    DD     C      YES   *     90*
(Airframe)                               P1
Illustrated Parts Catalog         PIPC   F      C      NO    *     90**
(Power Plant)

* Issue date to be coordinated with Initial Provisioning Data delivery included in EXHIBIT "E" Spare Parts Procurement.

** Supplied by Propulsion System Manufacturer 90 days prior to first Aircraft delivery or concurrent with the first spare Quick Engine Change (QEC) kit delivery, whichever first applies (NOT APPLICABLE TO A330 WITH PRATT AND WHITNEY ENGINES).

***  Wiring List can also be delivered in ATA format SGML as of 1998

MANUAL DESIGNATION                Abbr   Form   Type   ATA   Qty   Deliv
------------------                ----   ----   ----   ---   ---   -----
2. MAINTENANCE AND ASSOCIATED
MANUALS (continued)
Technical Publications            TPCI   DD     E      NO    *       90
Combined Index
Illustrated Tool and Equipment    TEM    P2     E      YES   *      360
Manual
Maintenance Facility Planning     MFP    P2     E      NO    *       90
Maintenance Planning Document     MPD    P2     E      NO    *      360
Power Plant Build-up Manual       PBM    P2     C      YES   *       90*
Support Equipment Summary         SES    P1     G      NO    *      360
Tool and Equipment Drawings       TED    AC     E      NO    *      360
Tool and Equipment Index          TEI    P2     E      NO    *      360
Tool and Equipment Bulletins      TEB    P1     E      NO    *       90
Trouble Shooting Manual           TSM    DD     C      NO    *       90
                                         P2     C      NO    *       90

* Supplied by Propulsion System Manufacturer 90 days prior to first Aircraft delivery or concurrent with the first spare Quick Engine Change (QEC) kit delivery, whichever first applies (NOT APPLICABLE TO A330 WITH PRATT AND WHITNEY ENGINES).

MANUAL DESIGNATION              Abbr   Form   Type   ATA   Qty   Deliv
------------------              ----   ----   ----   ---   ---   -----
3.   STRUCTURAL MANUALS
     Nondestructive Testing     NTM    P2     E      YES   *     90
     Manual
     Structural Repair Manual   SRM    P2     E      YES   *     90
                                       F      E      YES   *     90
     Power Plant Structural     PSRM   P2     E      YES   *     90****
     Repair Manual                     F      E      YES   *     90****

4.   OVERHAUL DATA
     Component Documentation    CDS    P2     C      NO    *     180
     Status                            D      C      NO    *     180
     Component Evolution List   CEL    P2     G      NO    *     **
     Cable Fabrication Manual   CFM    P2     E      NO    *     90
     Component Maintenance      CMMM   P2     E      YES   *     180*****
     Manual Manufacturer               F      E      YES   *     180
     Component Maintenance      CMMV   P2     E      YES   *     180***
     Manual Vendor

*    Optional

**   Optional Delivered as follow-on for CDS

***  Supplied by Vendors

**** Supplied by Propulsion System Manufacturer

***** The selection, form, Type and quantities shall be further discussed.

MANUAL DESIGNATION               Abbr   Form   Type   ATA   Qty   Deliv
------------------               ----   ----   ----   ---   ---   -----
5.   ENGINEERING DOCUMENTS
     Installation and Assembly   IAD    AC     C      NO    *       0
     Drawings
     Parts Usage (Effectivity)   PU     F      E      NO    *       0
     Schedule (Drawing           S      F      E      NO    *       0
     Nomenclature)
     Drawing Numerical Index     DNI    P1     C      NO    *       0
     Process and Material        PMS    F      G      NO    *       0
     Specification
     Standards Manual            SM     F      G      NO    *       0

MANUAL DESIGNATION                Abbr   Form   Type   ATA   Qty   Deliv
------------------                ----   ----   ----   ---   ---   -----
6.   MISCELLANEOUS PUBLICATIONS
     Airplane Characteristics     AC     P2     E      NO     *     360
     for Airport Planning
     Aircraft Recovery Manual     ARM    P2     E      YES    *     90
     Cargo Loading System         CLS    P2     E      NO     *     180
     Manual
     Crash Crew Chart             CCC    P1     E      NO     *     180
     List of Radioactive and      LRE    P1     G      NO     *     90
     Hazardous Elements
     List of Applicable           LAP    P2     C      NO     *     90
     Publications
     Livestock Transportation     LTM    P2     E      NO     *     90*
     Manual
     Service Bulletins            SB     P2     C      YES    *     0
                                         F      E      YES    *     90
     Service Information          SIL    P1     E      YES    *     0
     Letters
     Transportability Manual      TM     P1     G      NO     *     90
     Vendor Information Manual    VIM    D      G      NO     *     360
     Vendor Information Manual    VIM/   P2     G      NO     *     360
     GSE                          GSE
     Vendor Product Support       VPSA   P2     E      NO     *     360
     Agreements

*    SPECIFIC REQUEST

                                   EXHIBIT "E"

                             SPARE PARTS PROCUREMENT

                             SPARE PARTS PROCUREMENT

                                    CONTENTS

CLAUSE   TITLE
------   -----
  1      GENERAL
  2      INITIAL PROVISIONING
  3      CENTRAL STORE
  4      DELIVERY
  5      PRICE
  6      PAYMENT PROCEDURES AND CONDITIONS
  7      TITLE
  8      PACKAGING
  9      DATA RETRIEVAL
  10     BUY-BACK
  11     WARRANTIES
  12     SELLER PARTS LEASING
  13     TERMINATION OF THE SPARES PROCUREMENT COMMITMENTS

1.   GENERAL

1.1 This Exhibit covers the terms and conditions for the material support offered by the Seller to the Buyer with respect to material (hereinafter referred to as "Material") specified within the following categories:

     a. Seller Parts (Seller's Proprietary Material bearing an official part number of the Seller or Material for which the Seller has the exclusive sales rights);

     b.   Vendor Parts classified as Rotable Line Replacement Units;

     c.   Vendor Parts classified as Expendable Line Maintenance Parts;

     d.   Ground Support Equipment (GSE) and Special (To Type) Tools;

     e.   Hardware and standard material;

     Rotable Line Replacement Units as specified in sub-Clauses 1.1.a and 1.1.b above having less than * flight-hours are considered as new.

     Material covered under sub-Clause 1.1.e above when being part of Initial Provisioning shall only be supplied as a packaged kit.

     In addition, this Exhibit "E" establishes the general terms and conditions under which the Buyer may lease certain Seller Parts as defined in Appendix A to Clause 12 of this Exhibit "E" for the Buyer's use on its Aircraft in commercial air transport service.

1.2  Scope of Material Support

     The Material support to be provided hereunder by the Seller covers all items classified as Material in sub-Clause 1.1 for Initial Provisioning and sub-Clauses 1.1.a thru 1.1.d for replenishment under the conditions detailed in this Exhibit "E".

1.2.1 Engine, nacelles, quick engine change unit and thrust reverser accessories and parts, including associated parts, are not covered under this Exhibit "E" and shall be subject to direct agreements between the Buyer and the relevant Propulsion Systems Manufacturer. The Seller shall use its reasonable efforts to assist the Buyer in case of any difficulties with availability of Propulsion Systems and associated spare parts.

1.2.2 During a period commencing on the date hereof and continuing for as long as at least * A320 model aircraft are operated by airlines in commercial air transport Service (the "Term"), the Seller shall maintain or have maintained such stock of Seller Parts as is deemed reasonable by the Seller and shall furnish at reasonable prices Seller Parts adequate to meet the Buyer's needs for repairs and replacements upon the Aircraft. Such Seller Parts shall be sold and delivered in accordance with Clauses 4 and 5 of this Exhibit "E" upon receipt of the Buyer's orders.

                                       *

1.3  Agreements of the Buyer

1.3.1 The Buyer agrees to purchase from the Seller the Seller Parts required for the Buyer's own needs during the Term, provided that the provisions of this sub-Clause 1.3 shall not in any way prevent the Buyer from resorting to the Seller Parts stocks of other airlines operating the same Aircraft or from purchasing Seller Parts from said airlines, or from distributors or dealers, provided said Seller Parts have been designed and manufactured by, or obtained from, the Seller.

1.3.2 The Buyer may manufacture or have manufactured for its own use *, or may purchase from any other source whatsoever, parts equivalent to Seller
     Parts:

1.3.2.1 after expiration of the Term if at such time the Seller Parts are out of stock,

1.3.2.2 at any time, to the extent Seller Parts are needed to effect AOG repairs upon any Aircraft delivered under the Agreement and are not available from the Seller within a lead time shorter than or equal to the time in which the Buyer can provide such Seller Parts, and provided the Buyer shall not sell such Seller Parts,

1.3.2.3 in the event that the Seller fails to fulfil its obligations with respect to any Seller Parts pursuant to sub-Clause 1.2 of this Exhibit "E" within a reasonable time after written notice thereof from the Buyer,

1.3.2.4 in those instances where a Seller Part is identified as "Local Manufacture" in the Illustrated Parts Catalog (IPC).

1.3.3 The rights granted to the Buyer in sub-Clause 1.3.2 of this Exhibit "E" shall not in any way be construed as a licence, nor shall they in any way obligate the Buyer to the payment of any licence fee or royalty, nor shall they in any way be construed to affect the rights of third parties.

1.4  Meanings

     Words and expressions shall have the same meanings when used in this Exhibit "E" as when used in the rest of the Agreement except where the contrary is stated herein.

2.   INITIAL PROVISIONING

     The Initial Provisioning Period referred to in this Exhibit "E" shall mean the period up to and expiring on the * day after delivery of the last Aircraft subject to firm order under the Agreement.

2.1  Seller - Supplied Data

     The Seller shall prepare and supply to the Buyer the following documents.

2.1.1 Initial Provisioning Data

     Initial Provisioning Data provided for the A300, A300-600 and A310 in Specification ATA 200, Chapter 2A (Revision 10) format, for the A319, A320 and A321, A330 and A340 in Specification 2000, Chapter 1, fixed or variable format ("the Initial Provisioning Data") shall be supplied by the Seller to the Buyer in form, format and a time-scale to be mutually agreed upon during the Pre-Provisioning Meeting as described in sub-Clause 2.3 of this Exhibit "E".

     Revision Service shall be assured every * days, up to the end of the Initial Provisioning Period, or until the configuration of the Buyer's delivered Aircraft is included.

     In any event, the Seller shall ensure that Initial Provisioning Data are released to the Buyer in due time to allow the necessary Buyer's evaluation time and the on-time delivery of ordered Material.

2.1.2 Supplementary Data

     The Seller shall provide the Buyer with Local Manufacture Tables (X-File), as part of the IPC (Additional Cross Reference Tables) which shall be a part of the Initial Provisioning Data Package.

2.1.3 Initial Provisioning Data for Exercised Options

2.1.3.1 All Aircraft for which the Buyer exercises its option shall be included into the revision of the provisioning data that is issued after execution of the relevant amendment to the Agreement if such revision is not scheduled to be issued within * weeks from the date of execution. If the execution date does not allow * weeks preparation time for the Seller, the concerned Aircraft shall be included in the subsequent revision as may be mutually agreed upon.

2.1.3.2 The Seller shall, from the date of execution of the relevant amendment to the Agreement until * months after delivery of each Aircraft, submit to the Buyer details of particular Vendor components being installed on each Aircraft, with recommendation of order quantity. A list of such components shall be supplied at the time of the provisioning data revision as specified above.

2.1.3.3 The Seller shall deliver to the Buyer T-files for particular components as applicable and in due time to allow the Buyer's planning of repair and overhaul tasks.

2.1.3.4 The data with respect to Material at the time of each Aircraft delivery shall at least cover such Aircraft's technical configuration as it existed
     * months prior to Aircraft delivery and shall be updated to reflect the final build status of the concerned Aircraft. Such update shall be included in the data revisions issued * months after delivery of such Aircraft.

2.2  Vendor-Supplied Data

2.2.1 General

     The Seller shall obtain from Vendors agreements to prepare and issue for their own products T-files in the English language, for those components for which the Buyer has elected to receive data.

     Said data (initial issue and revisions) shall be transmitted to the Buyer through the Seller. The Seller shall review the compliance of such data with the relevant ATA requirements but shall not be responsible for the substance of such data. Such data should be adequate to enable the Buyer to undertake in-house repair/overhaul of such components.

     In any event, the Seller shall exert its reasonable efforts to supply Initial Provisioning Data to the Buyer in due time to allow the necessary Buyer's evaluation time and on-time deliveries.

2.2.2 Initial Provisioning Data

     Initial Provisioning Data for Vendor Parts as per sub-Clause 1.1.b of this Exhibit "E" described in Specification 2000, Chapter 1, fixed or variable format, shall be furnished as mutually agreed upon during a Pre-Provisioning Meeting with revision service assured up to the end of the Initial Provisioning period, or until it reflects the configuration of the Buyer's delivered Aircraft.

2.3  Pre-Provisioning Meeting

2.3.1 The Seller shall organize a Pre-Provisioning Meeting at its materiel support centre in HAMBURG, FEDERAL REPUBLIC OF GERMANY (hereinafter referred to as "the Materiel Support Centre") for the purpose of formulating an acceptable schedule and working procedure to accomplish the initial provisioning of Material.

2.3.2 The date of the meeting shall be mutually agreed upon, but it shall take place no later than * months after the Agreement shall have come into effect and no later than * months before delivery of the Buyer's first Aircraft.

2.4  Initial Provisioning Training

     An Initial Provisioning Training can be provided by the Seller for the Buyer's provisioning and purchasing staff. The following areas shall be covered:

2.4.1 The Buyer shall be familiarized with the provisioning documents by the Seller during the Pre-Provisioning Meeting.

2.4.2 The technical function as well as the necessary technical and commercial Initial Provisioning Data shall be explained during the Initial Provisioning Conference.

2.4.3 A familiarization with the Seller's purchase order administration system shall be conducted during a separate session within the Initial Provisioning Conference.

2.5  Initial Provisioning Conference

     The Seller shall organize an Initial Provisioning Conference at the Materiel Support Centre including Vendor participation as agreed upon during the Pre-Provisioning Meeting.

2.6  Initial Provisioning Data Compliance

2.6.1 Initial Provisioning Data generated by the Seller and supplied to the Buyer shall comply with the latest configuration of the Aircraft to which such data relate as known * months before the date of issue. Said data shall enable the Buyer to order Material conforming to its Aircraft as required for maintenance and overhaul.

     This provision shall not cover:

     -    parts embodying Buyer's modifications not known to the Seller,

     -    parts embodying modifications not agreed to by the Seller.

2.6.2 During the Initial Provisioning Period the Seller shall supply Material as defined in sub-Clause 1.1 of this Exhibit "E" ordered from the Seller which shall be in conformity with the configuration standard of the affected Aircraft and with the Initial Provisioning Data transmitted by the Seller. Should the Seller default in this obligation, it shall immediately replace such parts and/or authorize return shipment at no transportation cost to the Buyer. The Buyer shall make * efforts to minimize such costs, particularly by using its own airfreight system for transportation

                                       *

2.7  Delivery of Initial Proyisionina Material

2.7.1 In order to support the operation of the Aircraft, the Seller shall use its reasonable efforts to deliver Material ordered during the Initial Provisioning Period (the "Initial Provisioning Material") against the Buyer's orders and according to the following schedule, provided the Buyer's orders have been placed within * days after receipt of the Seller's provisioning data, and not later than * months before delivery of the corresponding Aircraft,

2.7.1.1 at least * percent * of the ordered quantity of each Rotable Line Replacement Unit or Expendable Line Maintenance Part * months before delivery of the corresponding Aircraft,

2.7.1.2 at least * percent * of the ordered quantity of each Rotable Line Replacement Unit or Expendable Line Maintenance Part * month (for items identified as line station items * months) before delivery of corresponding Aircraft,

2.7.1.3 * percent * of the ordered quantity of each item except as specified in sub-Clauses 2.7.1.1 and 2.7.1.2 of this Exhibit "E", at delivery of the first Aircraft.

2.7.1.4 * percent * of the ordered quantity of each item, including line station items, three (3) months after delivery of the last Aircraft. If said * percent * cannot be accomplished, the Seller shall endeavour to have such items available at its facilities for Seller Parts as per sub-Clause 1.1.a of this Exhibit "E" or its Vendors' facilities for parts as per sub-Clauses 1.1.b through 1.1.e of this Exhibit "E" for immediate supply in case of an AOG,

2.7.1.5 The above percentages apply only to that portion of the quantity ordered that is recommended for the number of Aircraft operated during the * months that follow first Aircraft delivery.

2.7.2 The Buyer may, subject to the Seller's agreement, cancel or modify Initial Provisioning orders placed with the Seller with no cancellation charge,

     - for "Long Lead Time Material" (leadtime exceeding * months) not later than * months before scheduled delivery of said Material,

     - for normal lead time Material not later than * months before scheduled delivery of said Material,

     - for Buyer's specific Material and Material as per sub-Clauses 1.1.b thru 1.1.e of this Exhibit "E" not later than the quoted leadtime before scheduled delivery of said Material.

2.7.3 In the event of the Buyer cancelling or modifying (without any liability of the Seller for the cancellation or modification) any orders for Material outside the time limits defined in sub-Clause 2.7.2 of this Exhibit "E", the Buyer shall reimburse the Seller for any costs incurred in connection therewith.

2.7.4 All transportation costs for the return of Material under this Clause 2, including any insurance, customs and duties applicable or other related expenditures, shall be borne by the *

2.8  Commercial Offer

     The prices of Initial Provisioning Material are in general those mentioned in Clause 5 of this Exhibit "E".

     At the end of the Initial Provisioning Conference, the Seller shall, at the Buyer's request, submit a Commercial Offer for all Material mutually agreed as being Initial Provisioning based on the Seller's sales prices valid at the time of finalization of the Initial Provisioning Conference. This Commercial Offer shall be valid for a period to be mutually agreed upon, irrespective of any price changes for Seller Parts during this period, except for significant error and/or for price alterations due to part number changes and/or for Vendor price changes.

3.   CENTRAL STORE

3.1  Central Store

     The Seller has set up at HAMBURG, FEDERAL REPUBLIC OF GERMANY and shall maintain or cause to be maintained during the Term a central store of Seller Parts at its Materiel Support Centre.

3.2  Operation of Central Store

     The Materiel Support Centre is operated twenty-four (24) hours/day and seven (7) days/week.

3.3  Alternative Delivery Places

     The Seller reserves the right to effect deliveries from distribution centres other than the Materiel Support Centre or from any designated production or Vendors' facilities.

4.   DELIVERY

4.1  General

     Buyer purchase orders are administered in accordance with ATA Specification 2000 Chapter 3.

     For the sake of clarification it is expressly stated that the provisions of sub-Clause 4.2 do not apply to Initial Provisioning Data and Material as described in Clause 2 of this Exhibit "E".

4.2  Lead times

     In general the lead times are in accordance with the provisions of the "World Airline Suppliers' Guide" (Edition 1988).

4.2.1 Seller Parts as per sub-Clause 1.1.a of this Exhibit "E" listed in the Seller's Spare Parts Price List can be dispatched within the lead times defined in the Spare Parts Price List.

     Lead times for Seller Parts which are not published in the Seller's Spare Parts Price List are quoted upon request.

4.2.2 Material of sub-Clauses 1.1.b through 1.1.d of this Exhibit "E" can be dispatched within the Vendor's/Supplier's lead time augmented by the Seller's own order and delivery processing time.

     Material of sub-Clause 1.1.e of this Exhibit "E" when on stock and subject to prior sale can be dispatched within ten (10) days from receipt of a Buyer purchase order.

4.2.3 Expedite Service

     The Seller shall provide a twenty-four (24) hours-a-day, seven (7) days-a-week Expedite Service to provide for the supply of the relevant Seller Parts available in the Seller's stock, workshops and assembly line including long lead time spare parts, to the international airport nearest to the location of such part ("the Expedite Service").

     The Expedite Service is operated in accordance with the "World Airline Supplier's Guide", and the Seller shall notify the Buyer of the action taken to satisfy the expedite within:

     -    * hours after receipt of an AOG Order,

     - * hours after receipt of a Critical Order (imminent AOG or work stoppage),

     -    * days after receipt of an Expedite Order from the Buyer.

     The Seller shall deliver Seller Parts requested on an Expedite basis against normal orders placed by the Buyer, or upon telephone or telex requests by the Buyer's representatives. Such telephone or telex requests shall be confirmed by subsequent Buyer's orders for such Seller Parts within a reasonable time.

4.3  Delivery Status

     The Seller agrees to report to the Buyer the status of supplies against orders on a monthly basis.

4.4  Excusable Delay

     Sub-Clause 10.1 of the Agreement shall apply for the material support.

4.5  Shortages, Overshipments, Non-Conformance in Orders

4.5.1 The Buyer shall immediately and not later than * days after receipt of Material delivered pursuant to a purchase order advise the Seller:

     a)   of any alleged shortages or overshipments with respect to such order,

     b) of all non-conformance to specification of parts in such order subjected to inspections by the Buyer.

     In the event of the Buyer not having advised the Seller of any such alleged shortages, overshipments or non-conformance within the above defined period, the Buyer shall be deemed to have accepted the deliveries.

4.5.2 In the event of the Buyer reporting overshipments or non-conformance to the specifications within the period defined in sub-Clause 4.5.1 of this Exhibit "E" the Seller shall, if accepted, either replace the concerned Material or credit the Buyer for the returned Material. In such case, transportation costs shall be borne by the Seller.

     The Buyer shall endeavour to minimize such costs, particularly through the use of its own airfreight system for transportation at no charge to the Seller.

4.6  Cessation of Deliveries

     The Seller reserves the right to stop or otherwise suspend deliveries if the Buyer fails to meet its obligations defined in Clauses 6 and 7 of this Exhibit "E".

5.   PRICE

5.1  The Material prices shall be:

5.1.1 * the Materiel Support Centre for deliveries from the Materiel Support Centre.

5.1.2 * place specified by the Seller for deliveries from other Seller or Vendor facilities as the term * is defined by the publication No 460 of the International Chamber of Commerce published in April 1990.

5.2 The prices shall be the Seller's sales prices in effect on the date of receipt of the order (subject to reasonable quantities and delivery time) and shall be expressed in US-Dollars.

5.2.1 Prices of Seller Parts shall be in accordance with the current Seller's Spare Parts Price List. Prices shall be firm for each calendar year. The Seller, however, reserves the right to revise the prices of said parts during the course of the calendar year in the following cases:

     -    significant revision in manufacturing costs,

     - significant revision in manufacturer's purchase price of parts or materials (including significant variation of exchange rates),

     -    significant error in estimation or expression of any price.

5.2.2 Prices of Material as defined in sub-Clauses 1.1.b thru 1.1.d of this Exhibit "E" shall be the valid list prices of the supplier augmented by the Seller's handling charge. The percentage of the handling charge shall vary with the Material's value and shall be determined item by item.

5.2.3 The Seller warrants that, should the Buyer purchase * percent (*%) of the recommended Initial Provisioning Package of the Material as defined in sub-Clauses 1.1.b thru 1.1.d of this Exhibit "E" through the Seller, the average handling charge on the total package shall not exceed *%)

     This average handling charge shall apply when all orders are received by the Seller not later than * months before first Aircraft delivery.

     When these orders are received by the Seller less than * months before first Aircraft delivery, the average handling charge shall be increased to
     * percent *%).

5.2.4 Prices of Material as defined in sub-Clause 1.1.e of this Exhibit "E" shall be the Seller's purchase prices augmented by a variable percentage of handling charge.

6.   PAYMENT PROCEDURES AND CONDITIONS

6.1 Payment shall be made in immediately available funds in the quoted currency. In case of payment in any other free convertible currency the exchange rate valid at the day of actual money transfer shall be applied for conversion.

6.2 Payment shall be made by the Buyer to the Seller within * days from date of the invoice to the effect that the value date of the credit to the Seller's account of the payment falls within this * day period.

6.3 The Buyer shall make all payments hereunder to the Seller's account, No 473323H with:

     BANQUE PARIBAS TOULOUSE
     24, rue de Metz
     31000 TOULOUSE
     FRANCE

     or as otherwise directed by the Seller.

6.4 All payments due to the Seller hereunder shall be made in full without set-off, counterclaim, deduction or withholding of any kind. Consequently, the Buyer shall procure that the sums received by the Seller under this Exhibit "E" shall be equal to the full amounts expressed to be due to the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, dues or charges of whatever nature except that if the Buyer is compelled by law to make any such deduction or withholding the Buyer shall pay such additional amounts as may be necessary in order that the net amount received by the Seller after such deduction or withholding shall equal the amounts which would have been received in the absence of such deduction or withholding.

6.5 If any payment due to the Seller is not received in accordance with the timescale provided in sub-Clause 6.2 of this Exhibit "E", the Seller shall have the right to claim from the Buyer and the Buyer shall promptly pay to the Seller interest on the unpaid amount at a rate equal to the London Interbank Offered Rate (LIBOR) rate for * months deposits in US Dollars (as published in the Financial Times on the due date) plus * percent * to be calculated from the due date until the date the payment is received by the Seller. Claiming such interest shall not prejudice any other rights the Seller may have under this Exhibit "E".

6.6  Credit Assurance

     The Seller and the Buyer agree that the Seller has the right to request and the Buyer shall upon such request provide the Seller with sufficient financial means in due time in order to assure the Seller of full payment of the Buyers' current and/or expected payment obligations.

6.6.1 The Sellers' right to request credit assurance from the Buyer shall be limited to the following cases:

6.6.1.1 The Seller has received purchase orders from the Buyer for Initial Provisioning Material.

6.6.1.2 The Seller has received purchase and/or service orders exceeding the Buyer's average * months turnover with the Seller.

6.6.1.3 The Buyer is indebted to the Seller for overdue invoices.

6.6.2 The Seller shall accept the following financial means as credit assurance:

6.6.2.1 Irrevocable and confirmed letter of credit, raised by banks of international standing and reputation. The conditions of such letter of credit shall be pertinent to Aircraft support activities and shall be set forth by the Seller.

6.6.2.2 Bank guarantee raised by banks of international standing and reputation. The conditions of such bank guarantee shall be mutually agreed upon prior to acceptance by the Seller.

6.6.2.3 Stand-by letter of credit raised by banks of international standing and reputation. The conditions of such letter of credit shall be mutually agreed upon prior to acceptance by the Seller.

7.   TITLE

     Title to any Material purchased under this Exhibit "E" remains with the Seller until full payment of the invoices and any interest thereon have been received by the Seller.

     The Buyer shall undertake that Material, title to which has not passed to the Buyer, shall be kept free from any debenture or mortgage or any similar charge or claim in favour of any third party.

8.   PACKAGING

     All Material shall be packaged in accordance with ATA 300 Specification, Category III for consumable/expendable material and Category II for rotables. Category I containers shall be used if requested by the Buyer and the difference between Category I and Category II packaging costs shall be paid by the Buyer together with payment for the respective Material.

9.   DATA RETRIEVAL

     The Buyer undertakes to provide periodically to the Seller, as the Seller may request during the Term, a quantitative list of the parts used for maintenance and overhaul of the Aircraft. The range and contents of this list shall be established by mutual agreement between the Seller and the Buyer.

10.  BUY-BACK

10.1 Buy-Back of Obsolete Material

     The Seller agrees to buy back unused Seller Parts which may become obsolete before * to the Buyer as a result of mandatory modifications required by the Buyer's or Seller's Aviation Authorities, subject to the following:

10.1.1 The Seller Parts involved shall be those which the Buyer is directed by the Seller to scrap or dispose of and which cannot be reworked or repaired to satisfy the revised standard.

10.1.2 The Seller shall credit to the Buyer the purchase price paid by the Buyer for any such obsolete parts, provided that the Seller's liability in this respect does not extend to quantities in excess of the Seller's Initial Provisioning recommendation.

10.1.3 The Seller shall use its reasonable efforts to obtain for the Buyer the same protection from Vendors.

10.2 Buy-Back of Surplus Material

10.2.1 The Seller agrees that at any time after * and within * years after delivery of the first Aircraft to the Buyer, the Buyer shall have the right to return to the Seller, at a credit of * percent (*%) of the original purchase price paid by the Buyer, unused and undamaged Material as per sub-Clause 1.1.a of this Exhibit "E" and at a credit of * percent (*%) of the original Vendor list price, unused and undamaged Material as per sub-Clause 1.1.b of this Exhibit "E" originally purchased from the Seller under the terms hereof, provided that the selected protection level does not exceed * % with a turn-around-time of * days and said Material was recommended for the Buyer's purchase in the Seller's Initial Provisioning recommendations to the Buyer and does not exceed the provisioning quantities recommended by the Seller, and is not shelflife limited, or does not contain any shelflife limited components with less than *% shelflife remaining when returned to the Seller and provided that the Material is returned with the Seller's original documentation (tag, certificates).

10.2.2 In the event of the Buyer electing to procure Material in excess of the Seller's recommendation, the Buyer shall so notify the Seller in writing, with due reference to the present Clause. The Seller's agreement in writing is necessary before any Material in excess of the Seller's recommendation shall be considered for buy-back.

10.2.3 It is expressly understood and agreed that the rights granted to the Buyer under this sub-Clause 10.2 shall not apply to Material which may become surplus to requirements due to obsolescence at any time or for any reason other than those set forth in sub-Clause 10.1 above.

10.2.4 Further, it is expressly understood and agreed that all credits described in this sub-Clause 10.2 shall be provided by the Seller to the Buyer exclusively by means of credit notes to be entered into the Buyer's spares account with the Seller.

10.3 All transportation costs for the return of obsolete or surplus Material under this Clause 10, including any insurance and customs duties applicable or other related expenditures, shall be borne by the *

10.4 The Seller's obligation to buy back surplus Material is conditioned upon the Buyer reasonably demonstrating that items proposed for buy-back were in excess of the Buyer's requirements after the initial purchase of such items.

     The Seller shall accept as a reasonable demonstration of such excess initial purchase by the Buyer if the data submitted to the Seller in compliance with the provisions of Clause 9 of this Exhibit "E" indicate that the items proposed for buy-back are surplus to the Buyer's requirements.

11.  WARRANTIES

11.1 Seller Parts

     Subject to the limitations and conditions as hereinafter provided, the Seller warrants to the Buyer that all Seller Parts in sub-Clause 1.1.a of this Exhibit "E" shall at the time of delivery to the Buyer:

     (i)  be free from defects in material,

     (ii) be free from defects in workmanship, including without limitation processes of manufacture,

     (iii) be free from defects arising from failure to conform to the applicable specification for such part.

11.2 Warranty Period

     The Standard Warranty period for Seller Parts is * months after delivery of such parts to the Buyer.

11.3 Buyer's Remedy and Seller's Obligation

     The Buyer's remedy and Seller's obligation and liability under this Clause 11 are limited to the repair, replacement or correction, at the Seller's expense and option, of any Seller Parts which is defective.

     The Seller may equally at its option furnish a credit to the Buyer for the future purchase of Seller Parts equal to the price at which the Buyer is then entitled to acquire a replacement for the defective Seller Parts.

     The provisions of sub-Clauses 12.1.5 thru 12.1.10 of the Agreement shall apply to this Clause 11 of this Exhibit E.

11.4 WAIVER, RELEASE AND RENUNCIATION

     THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND REMEDIES OF THE BUYER SET FORTH IN THIS CLAUSE 11 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT IN ANY COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS, ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE SELLER'S NEGLIGENCE, ACTUAL OR IMPUTED, AND ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF, FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, PROVIDED THAT IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE THE REMAINDER OF THIS SUB-CLAUSE 11.4 SHALL REMAIN IN FULL FORCE AND EFFECT.

12.  SELLER PARTS LEASING

12.1 Applicable Terms

     The terms and conditions of this Clause 12 shall apply to the list of Seller Parts in Appendix A to this Clause 12 entitled:

                      "Seller Parts Available for Leasing",

     hereinafter, "Leased Parts" or a "Leased Part" and shall form a part of each lease of Seller Parts by the Buyer from the Seller after the date hereof. Except for the identification of:

     -    the Leased Part,

     -    the Leased Part return location,

     -    the Lease Term,

     -    the Lease Charges,

     all other terms and conditions appearing on any order form or other document pertaining to Leased Parts shall be deemed inapplicable, and in lieu thereof the terms and conditions of this Clause 12 shall prevail. For the purposes of this Clause 12, the term "Lessor" refers to the Seller and the term "Lessee" refers to the Buyer.

     Parts not included in Appendix A to this Clause 12 shall be the subject of a separate lease agreement supplied by the Seller at the Buyer's request.

12.2 Leasing Procedure

     At the Lessee's request by telephone (to be confirmed promptly in writing), telegram, letter or other written instrument, the Lessor shall lease such Leased Parts, which shall be made available in accordance with sub-Clause
     4.2.3 of this Exhibit "E", to the Lessee for the purpose of being substituted for a part withdrawn from an Aircraft for repair or overhaul. Each lease of Leased Parts shall be evidenced by a lease document (hereinafter the "Lease") issued by the Lessor to the Lessee no later than
     * days after delivery of the Leased Part.

12.3 Lease Term

     The term of the lease (hereinafter the "Lease Term") shall commence on the date of dispatch of the Leased Part to the Lessee or the Lessee's agent at the Lessor's facility and shall end on the date falling * days after such delivery, unless extended by written agreement between the Lessor and the Lessee within such * day period. Notwithstanding the foregoing, the Lease Term shall end in the event of, and upon the date that, the Lessee acquiring title to a Leased Part as a result of exercise of the Lessee's option to purchase the Leased Part, as provided for herein.

12.4 Lease Charges and Taxes

     Lessee shall pay Lessor:

     (a)  a daily rental charge for the Lease Term for each Leased Part equal

                                        *

     (b) any reasonable additional costs which may be incurred by the Lessor as a direct result of such Lease, such as inspection, test, repair, overhaul and repackaging costs as required to place the Leased Part in a satisfactory condition for lease to a subsequent customer,

     (c)  all transportation and insurance charges and

     (d) any taxes, charges or custom duties imposed upon the Lessor or its property as a result of the Lease, sale, delivery, storage or transfer of any Leased Part. All payments due hereunder shall be made in accordance with Clause 6 of this Exhibit "E".

     In the event of the Leased Part not having been returned to the Lessor's designated facilities within the time period provided for in sub-Clause
     12.3 of this Exhibit "E", the Lessor shall be entitled, in addition to any other remedy it may have by law or under this Clause 12, to charge to the Lessee, and the Lessee shall pay, all of the charges in this sub-Clause
     12.4 accruing for each day after the end of the Lease Term that such Leased
     Part is not returned to the Lessor as though the Lease Term were extended for the period of such delay.

12.5 Title

     Title to each Leased Part shall remain with the Lessor at all times unless the Lessee exercises its option to purchase in accordance with sub-Clause
     12.8 of this Exhibit "E" in which case title shall pass to the Lessee upon receipt by the Lessor of the payment for the purchased Leased Part.

12.6 Risk of Loss

     Except for normal wear and tear, each Leased Part shall be returned to the Lessor in the same condition as when delivered to the Lessee. However, the Lessee shall not without the Lessor's prior written consent repair, modify or alter any Leased Part. Risk of loss or damage to each Leased Part shall remain with the Lessee until such Leased Part is redelivered to the Lessor at the return location specified in the applicable Lease. If a Leased Part is lost or damaged beyond repair, the Lessee shall be deemed to have exercised its option to purchase the part in accordance with sub-Clause
     12.8 of this Exhibit "E" as of the date of such loss or damage.

12.7 Record of Flight Hours

     All flight hours accumulated by the Lessee on each Leased Part during the Lease Term shall be documented by the Lessee. Records shall be delivered to the Lessor upon return of such Leased Part to the Lessor. In addition, all documentation pertinent to inspection, maintenance and/or rework of the Leased Part as maintained serviceable in accordance with the standards of the Lessor shall be delivered to the Lessor upon return of the Leased Part to the Lessor on termination of the Lease.

     Such documentation shall include but not be limited to evidence of incidents such as hard landings, abnormalities of operation and corrective action taken by the Lessee as a result of such incidents.

12.8 Option to Purchase

12.8.1 The Lessee may at its option exercisable by written notice given to the Lessor during the Lease Term, elect to purchase the Leased Part, in which case the then current purchase price for such Leased Part as set forth in the Seller's Spare Parts Price List shall be paid by the Lessee to the Lessor. Such option shall be contingent upon the Lessee providing the Lessor with evidence satisfactory to the Lessor that the original part fitted to the Aircraft is beyond economical repair. Should the Lessee exercise such option, * percent, *%) of the Lease rental charges already invoiced pursuant to sub-Clause 12.4.a of this Exhibit "E" shall be credited to the Lessee against the said purchase price of the Leased Part.

12.8.2 Should the Lessee fail to return the Leased Part to the Lessor at the end of the Lease Term and if the Lessor so elects, by giving prompt written notice to the Lessee, such failure shall be deemed to be an election by the Lessee to purchase the Leased Part, and upon the happening of such event the Lessee shall pay the Lessor all amounts due under sub-Clause 12.4 of this Exhibit "E" for the Leased Part up to the date of such written notice by the Lessor plus the purchase price of the Leased Part current at the commencement of the Lease Term.

12.8.3 In the event of purchase, the Leased Part shall be warranted in accordance with Clause 11 of this Exhibit "E" as though such Leased Part were a spare part, but the Warranty Period shall be deemed to have commenced on the date such part was first installed on any aircraft; provided, however, that in no event shall such Warranty Period be less than
     * months from the date of purchase of such Leased Part. A warranty granted under this sub-Clause 12.8.3 shall be in substitution for the warranty granted under sub-Clause 12.9 of this Exhibit "E" at the commencement of the Lease Term.

12.9 Warranties

12.9.1 The Lessor warrants that each Leased Part shall at the time of delivery thereof:

     a)   conform to the applicable specification for such part,

     b)   be free from defects in material and,

     c) be free from defects in workmanship, including without limitation processes of manufacture.

12.9.2 Survival of Warranties

     With respect to each Leased Part:

     (i) the warranty set forth in sub-Clause 12.9.1.a of this Exhibit "E" shall not survive delivery and

     (ii) the warranties set forth in sub-Clauses 12.9.1.b and 12.9.1.C of this Exhibit "E" shall survive delivery only upon the conditions and subject to the limitations set forth in sub-Clauses 12.9.3 thru 12.9.8 of this Exhibit "E".

12.9.3 Warranty and Notice Periods

     The Lessee's remedy and the Lessor's obligation and liability under this sub-Clause 12.9, with respect to each defect, are conditioned upon:

     (i) the defect having become apparent to the Lessee within the Lease Term and

     (ii) the Lessor's Warranty Administrator having received written notice of the defect from the Lessee within * days after the defect becomes apparent to the Lessee.

12.9.4 Return and Proof

     The Lessee's remedy and the Lessor's obligation and liability under this sub-Clause 12.9, with respect to each defect, are also conditioned upon:

     a) the return by the Lessee as soon as practicable to the return location specified in the applicable Lease, or such other place as may be mutually agreed upon, of the Leased Part claimed to be defective and

     b) the submission by the Lessee to the Lessor's warranty administrator of reasonable proof that the claimed defect is due to a matter embraced within the Lessor's warranty under this sub-Clause 12.9 and that such defect did not result from any act or omission of the Lessee, including but not limited to any failure to operate or maintain the Leased Part claimed to be defective or the Aircraft in which it was installed in accordance with applicable governmental regulations and the Lessor's applicable written instructions.

12.9.5 Remedies

     The Lessee's remedy and the Lessor's obligation and liability under this sub-Clause 12.9 with respect to each defect are limited to the repair of such defect in the Leased Part in which the defect appears, or, as mutually agreed, to the replacement of such Leased Part with a similar part free from defect.

     Any replacement part furnished under this sub-Clause 12.9.5 shall for the purpose of this Exhibit "E" be deemed to be the Leased Part so replaced. Suspension and Transportation Costs

12.9.6 Suspension and Transportation Costs

12.9.6.1 If a Leased Part is found to be defective and covered by this warranty, the Lease Term and the Lessee's obligation to pay rental charges as provided for in sub-Clause 12.4.a of this Exhibit "E" shall be suspended from the date on which the Lessee notifies the Lessor of such defect until the date on which the Lessor has repaired, corrected or replaced the defective Leased Part, provided, however, that the Lessee has, promptly after giving such notice to the Lessor, withdrawn such defective Leased Part from use. If the defective Leased Part is replaced, such replaced part shall be deemed to no longer be a Leased Part under the Lease as of the date on which such part was received by the Lessor at the return location specified in the applicable Lease.

     If a Leased Part is found to be defective on first use by the Lessee and is covered by this Warranty, no rental charges as provided in sub-Clause 12.4.a of this Exhibit "E" shall accrue and be payable by the Lessee until the date on which the Lessor has repaired, corrected or replaced the defective Leased Part.

12.9.6.2 All transportation and insurance costs of returning the defective Leased Part and returning the repaired, corrected or replacement part to the Lessee shall be borne by the *

12.9.7 Wear and Tear

     Normal wear and tear and the need for regular maintenance and overhaul shall not constitute a defect or non-conformance under this sub-Clause 12.9.

12.9.8 Waiver, Release and Renunciation

     THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE LESSOR AND REMEDIES OF THE LESSEE SET FORTH IN THIS SUB-CLAUSE 12.9 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE LESSEE HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE LESSOR AND RIGHTS, CLAIMS AND REMEDIES OF THE LESSEE AGAINST THE LESSOR, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NON CONFORMANCE OR DEFECT IN ANY LEASED PART DELIVERED UNDER THESE LEASING CONDITIONS OR ANY LEASE, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTY OF MERCHANTABILITY OF FITNESS, ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE LESSOR'S NEGLIGENCE, ACTUAL OR IMPUTED, AND ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT OR LEASED PART, FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO ANY AIRCRAFT OR LEASED PART, OR ANY LIABILITY OF THE BUYER TO ANY THIRD PARTY OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES PROVIDED THAT IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE THE REMAINDER OF THIS SUB-CLAUSE 12.9.8 SHALL REMAIN IN FULL FORCE AND EFFECT.

                    APPENDIX "A" TO CLAUSE 12 OF EXHIBIT "E"

                       SELLER PARTS AVAILABLE FOR LEASING

AILERONS
APU DOORS
CARGO DOORS
PASSENGER DOORS
ELEVATORS
FLAPS
LANDING GEAR DOORS
RUDDER
TAIL CONE
WING SLATS
SPOILERS
AIRBRAKES
WING TIPS
WINGLETS

13   TERMINATION OF SPARES PROCUREMENT COMMITMENTS

13.1 In the event of the Agreement being terminated with respect to any Aircraft due to causes provided for in Clauses 10, 11 or 20 of the Agreement, such termination may also affect the terms of this Exhibit "E" to the extent set forth in sub-Clause 13.2 below.

13.2 Any termination under Clauses 10, 11 or 20 of the Agreement shall discharge all obligations and liabilities of the parties hereunder with respect to such undelivered spare parts, services, data or other items to be purchased hereunder which are applicable to those Aircraft for which the Purchase Agreement has been terminated. Unused spare parts in excess of the Buyer's requirements due to such Aircraft cancellation shall be repurchased by the Seller as provided for in sub-Clause 10.2 of this Exhibit "E"

LETTER AGREEMENT No 1

TAM - TRANSPORTES AEREOS REGIONAIS

Rua Monsenhor Antonio Pepe 94

SAO PAULO - BRAZIL

                                        *

TAM - TRANSPORTES AEREOS REGIONAIS ("the Buyer") and AIRBUS INDUSTRIE ("the Seller) have entered into a Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A320 Family Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

                               [2 pages redacted]

                                        *

LETTER AGREEMENT No 1

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted                     Agreed and Accepted

For and on behalf of                    For and on behalf of

TAM - TRANSPORTES AEREOS REGIONAIS      AIRBUS INDUSTRIE


By: /s/                                 By: /s/
    ---------------------------------       ------------------------------------
Its:                                    Its:
     --------------------------------        -----------------------------------


By: /s/                                 By: /s/
    ---------------------------------       ------------------------------------
Its:                                    Its:
     --------------------------------

Date: March 19, 1998

LETTER AGREEMENT NO 2

TAM - TRANSPORTES AEREOS REGIONAIS

Rua Monsenhor Antonio Pepe 94

SAO PAULO - BRAZIL

SUBJECT: A319-100 PERFORMANCE GUARANTEES

TAM - TRANSPORTES AEREOS REGIONAIS ("the Buyer") and AIRBUS INDUSTRIE ("the Seller") have entered into a Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A319 Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

LETTER AGREEMENT NO 2

1.   AIRCRAFT CONFIGURATION

     The guarantees defined below ("the Guarantees") are applicable to the A319-100 Aircraft as described in the Standard Specification referenced J 000 01000 Issue 3 dated 29th March 1995 plus Temporary Revision No 1 dated 25th August 1995 and amended by Specification Change Notices ("SCNs") for:

     i)   increase of the design weights to:
          Maximum Take-off Weight  : 75,500 kg
          Maximum Landing Weight   : 62,500 kg
          Maximum Zero Fuel Weight : 58,500 kg

     ii)  installation of International Aero Engines (IAE) V2524-A5 engines hereinafter referred to as "the Specification", and without taking into account any further changes thereto as provided in the Agreement.

2.   MISSION FUEL BURN GUARANTEE

     The Aircraft carrying a fixed payload of * over a still air stage distance of 500 nautical miles under the conditions defined below, the Seller guarantees that the trip fuel of the Aircraft shall be not more than *.

2.1. The departure airport conditions and the destination airport conditions are such as to allow the required take-off weight and landing weight to be used without restriction.

2.2. Fixed allowances of * of fuel and of * minutes of time are assumed for take-off and initial climb to * pressure altitude with acceleration to climb speed.

2.3. Climb from * pressure altitude up to cruise altitude using maximum climb thrust, cruise at a pressure altitude of * at a * cruise Mach number not less than * and descent to * pressure altitude are conducted in conditions. Speeds below * pressure altitude shall be * CAS.

2.4. Fixed allowances of * of fuel and of * minutes of time are assumed for approach and landing at destination.

2.5. The stage distance is defined as the distance covered during climb, cruise and descent as described in the paragraph 2.3 above.

     The flight time is defined as the time spent during take-off and initial climb, climb, cruise, descent and approach and landing as defined in paragraphs 2.2, 2.3 and 2.4 above.

     The trip fuel is defined as the fuel burnt during take-off and initial climb, climb, cruise, descent and approach and landing as defined in paragraphs 2.2, 2.3 and 2.4 above.

LETTER AGREEMENT NO 2

2.6. At the end of approach and landing * of usable fuel shall remain in the tanks. This fixed allowance represents the estimated fuel required for:

     a)   Contingency fuel: * flight time

     b) Missed approach at destination, followed by a diversion in * conditions over an equivalent still air stage distance of * nautical miles, starting and ending at * pressure altitude

     c)   Holding for * ft pressure altitude in ISA+10 degrees C conditions

     d)   Approach and landing at alternate.

2.7. The mission fuel burn guarantee is based on a fixed estimated Operating Weight Empty (OWE) of *

3.   MISSION PAYLOAD GUARANTEE

     The Aircraft shall be capable of carrying a guaranteed payload not less than * over a still air stage distance of 206 nautical miles (assumed representative of the mission CGH to SDU with a 6 kt tailwind) under the conditions defined below.

3.1. The departure airport conditions are as follows (assumed representative of CGH runway 35L):
          Pressure altitude:
          Temperature:
          Available Take-off Run (TOR):
          Available Take-off Distance (TOD):
          Available Accelerate-Stop Distance (ASD):        *
          Runway Slope:
          Wind:
          Obstacles (height / distance from end of TOR):

     The destination airport conditions are as follows (assumed representative of SDU runway 20L):
          Pressure altitude
          Temperature
          Available Landing Distance (LDA)   *
          Runway Slope
          Wind

3.2. Fixed allowances of * kg of fuel and of * minutes of time are assumed for take-off and initial climb to * above departure airport pressure altitude with acceleration to climb speed.

LETTER AGREEMENT NO 2

3.3. Climb from * above departure airport pressure altitude up to cruise altitude using maximum climb thrust, cruise at a pressure altitude of * at a fixed cruise Mach number not less than * and descent to * pressure altitude are conducted in * conditions. Speeds below * pressure altitude shall be * CAS.

3.4. Fixed allowances of * of fuel and of * of time are assumed for approach and landing at destination.

3.5. The stage distance is defined as the distance covered during climb, cruise and descent as described in the paragraph 3.3 above.

     The flight time is defined as the time spent during take-off and initial climb, climb, cruise, descent and approach and landing as defined in paragraphs 3.2, 3.3 and 3.4 above.

     The trip fuel is defined as the fuel burnt during take-off and initial climb, climb, cruise, descent and approach and landing as defined in paragraphs 3.2, 3.3 and 3.4 above.

3.6. At the end of approach and landing * of usable fuel shall remain in the tanks. This fixed allowance represents the estimated fuel required for:

     a)   Contingency fuel: * flight time

     b) Missed approach at destination, followed by a diversion in ISA+10 degrees C conditions over an equivalent still air stage distance of * nautical miles (assumed representative of SDU to CGH), starting and ending at * pressure altitude above airports

     c)   Holding for * pressure altitude in ISA+10 degrees C conditions

     d)   Approach and landing at alternate.

3.7. The mission payload guarantee exclude any volumetric limitation and is based on a fixed estimated Operating Weight Empty (OWE) of *

LETTER AGREEMENT NO 2

4.   ADDITIONAL PERFORMANCE GUARANTEES

4.1. Take-off

     The Aircraft permissible Take-off Weight shall not be less than * when operated in departure airport conditions as defined below (assumed representative of CGH runway 35L):

          Pressure altitude                               :
          Temperature                                     :
          Available Take-off Run (TOR)                    :
          Available Take-off Distance (TOD)               :   *
          Available Accelerate-Stop Distance (ASD)        :
          Runway Slope                                    :
          Wind                                            :
          Obstacles (height / distance from end of TOR)   :
                                                          :
                                                          :
                                                          :

4.2. CLIMB

     During a climb performed in ISA+10 degrees C conditions from * pressure altitude at an initial gross weight of * up to cruise pressure altitude, using maximum climb thrust and a speed profile of * with limitation at * below 10,000 ft pressure altitude:

4.2.1. - for a cruise altitude of 35,000ft, the guaranteed fuel burn shall not be more than * and the guaranteed climb time shall not be more than * minutes

4.2.2. - for a cruise altitude of * the guaranteed fuel burn shall not be more than * and the guaranteed climb time shall not be more than * minutes

4.3. Specific Range

4.3.1. The nautical miles per kilogram of fuel at an Aircraft gross weight of * at a pressure altitude of * in ISA+10 degrees C conditions at a true Mach number of * shall be not less than *

4.3.2. The nautical miles per kilogram of fuel at an Aircraft gross weight of * at a pressure altitude of * in ISA+10 degrees C conditions at Long Range Cruise Mach number of * shall be not less than *

4.3.3. The nautical miles per kilogram of fuel at an Aircraft gross weight of * at a pressure altitude of * in ISA+10 degrees C conditions at a true Mach number of * shall be not less than *

4.3.4. The nautical miles per kilogram of fuel at an Aircraft gross weight of * at a pressure altitude of * in ISA+10 degrees C conditions at Long Range Cruise Mach number shall be not less than * nm/kg.

LETTER AGREEMENT NO 2

5.   MANUFACTURER'S WEIGHT EMPTY GUARANTEE

     The Seller guarantees a Manufacturer's Weight Empty of not more than * This is the Manufacturer's Weight Empty of the Aircraft as defined in the paragraph 1 above, which will be derived from the weighing of the Aircraft and is subject to adjustment as defined in paragraph 8 below.

6.   GUARANTEE CONDITIONS

6.1. The performance certification requirements for the Aircraft, except where otherwise stated, will be as stated in Section 02 of the Standard Specification.

6.2. For the determination of FAR take-off and landing performance a hard level dry runway surface with no runway strength limitation, no obstacles, zero wind, atmosphere according to ISA, except as otherwise stated, and the use of speedbrakes, flaps, associated speeds, landing gear and engines in the conditions liable to provide the best results will be assumed.

6.3. When establishing take-off performance no air will be bled from the engines for cabin air conditioning or anti-icing.

6.4. Climb, cruise, descent and holding performance elements of the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in paragraph 7.3 below may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing. Cruise performance are based on a center of gravity position of
     *

6.5. The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

6.6. Where applicable the Guarantees assume the use of an approved fuel having a density of * kg per liter and a lower heating value of *

LETTER AGREEMENT NO 2

7.        GUARANTEE COMPLIANCE

7.1. Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

7.2. Compliance with the take-off and landing elements of the Guarantees will be demonstrated with reference to the approved Flight Manual.

7.3. Compliance with those parts of the Guarantees not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during fully instrumented flight tests conducted on one (or more, at the Seller's discretion) A319-100 aircraft of the same airframe/engine model combination as those Aircraft purchased by the Buyer.

7.4. Compliance with the Manufacturer's Weight Empty guarantee shall be demonstrated with reference to a weight compliance report which shall include a comparison of the actual Manufacturer's Weight Empty and the adjusted Specification Manufacturer's Weight Empty.

7.5. Data derived from flight tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

7.6. The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer's A319-100 Aircraft.

8.        ADJUSTMENT OF GUARANTEES

8.1. In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("rule change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

8.2. The Guarantees apply to the Aircraft as described in paragraph 1 and may be adjusted in the event of:

          a) Any further configuration change which is the subject of a Specification Change Notice (SCN)

          b) Variation in actual weights of items defined in Section 13-10 of the Standard Specification

LETTER AGREEMENT NO 2

9.        EXCLUSIVE GUARANTEES

          The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

10.       UNDERTAKING: REMEDIES

10.1. Should any Aircraft fail to meet any of the guarantees specified in this Letter Agreement, the Seller will use its best endeavours, at Seller's cost and expense, to correct the deficiency so that the Aircraft comply with the guarantee set out herein.

10.2. Should the Seller fail to develop and make available corrective means (including but not limited to kits, procedures, increase of design weights) of the above said deficiency, then the Seller shall for the concerned Aircraft pay to the Buyer by way of liquidated damages upon delivery and, subject to Seller's maximum liability set forth hereunder, on the anniversary date of the delivery for as long as the deficiency remains, an amount of:

10.2.1. * for each kilogram deficient per Aircraft and per year based on the higher deficiency expressed in kilograms of the Mission Payload guarantee and the Manufacturer's Weight Empty guarantee;

10.2.2. * for each percent deficient per Aircraft and per year based on the average deficiency expressed as a percentage of the Specific Range guarantees (part of a percent to be prorated);

10.2.3. * for each kilogram in excess per Aircraft and per year based on the deficiency expressed in kilograms of the Manufacturer's Weight Empty guarantee.

10.3. In the event the Seller develops and makes available corrective means mentioned above the Buyer shall reimburse to the Seller the monthly prorated portion of the yearly penalty paid by the Seller on account of the year during which the corrective means are made available.

10.4. The Seller's maximum liability in respect of deficiency in performance of any Aircraft shall be limited to the payment of liquidated damages for a period of not more than * years and up to an aggregated value of
          * for each deficient Aircraft, whichever occurs first. Payment of liquidated damages shall be deemed to settle all claims and remedies the Buyer would have against the Seller in respect of performance deficiencies.

LETTER AGREEMENT NO 2

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted                     Agreed and Accepted

For and on behalf of                    For and on behalf of

TAM - TRANSPORTES AEREOS REGIONAIS      AIRBUS INDUSTRIE


By: /s/                                 By: /s/
    ---------------------------------       ------------------------------------
Its:                                    Its:
     --------------------------------        -----------------------------------


By: /s/                                 By: /s/
    ---------------------------------       ------------------------------------
Its:                                    Its:
     --------------------------------        -----------------------------------

Date: March 19, 1998

LETTER AGREEMENT NO 3

TAM - TRANSPORTES AEREOS REGIONAIS

Rua Monsenhor Antonio Pepe 94

SAO PAULO - BRAZIL

SUBJECT: A320-200 PERFORMANCE GUARANTEES

TAM - TRANSPORTES AEREOS REGIONAIS ("the Buyer) and AIRBUS INDUSTRIE ("the Seller") have entered into a Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A320 Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

LETTER AGREEMENT NO 3

1.   AIRCRAFT CONFIGURATION

     The guarantees defined below ("the Guarantees") are applicable to the A320-200 Aircraft as described in the Standard Specification referenced D 000 02000 Issue 4 dated 30th March 1995 and amended by Specification Change Notices ("SCNs") for:

     i)   increase of the Maximum Take-off Weight to 77,000 kg

     ii)  installation of International Aero Engines (IAE) V2527-A5 engines hereinafter referred to as "the Specification", and without taking into account any further changes thereto as provided in the Agreement.

2.   MISSION FUEL BURN GUARANTEE

     The Aircraft carrying a fixed payload of * over a still air stage distance of 700 nautical miles under the conditions defined below the Seller guarantees that the trip fuel of the Aircraft shall be not more than *

2.1. The departure airport conditions and the destination airport conditions are such as to allow the required take-off weight and landing weight to be used without restriction.

2.2. Fixed allowances of * of fuel and of * minutes of time are assumed for take-off and initial climb to * pressure altitude with acceleration to climb speed.

2.3. Climb from * pressure altitude up to cruise altitude using maximum climb thrust, cruise at a pressure altitude of * at a fixed cruise Mach number not less than * and descent to * pressure altitude are conducted in ISA+10 degrees C conditions. Speeds below * pressure altitude shall be * knots CAS.

2.4. Fixed allowances of * of fuel and of * minutes of time are assumed for approach and landing at destination.

2.5. The stage distance is defined as the distance covered during climb, cruise and descent as described in the paragraph 2.3 above.

     The flight time is defined as the time spent during take-off and initial climb, climb, cruise, descent and approach and landing as defined in paragraphs 2.2, 2.3 and 2.4 above.

     The trip fuel is defined as the fuel burnt during take-off and initial climb, climb, cruise, descent and approach and landing as defined in paragraphs 2.2, 2.3 and 2.4 above.

LETTER AGREEMENT NO 3

2.6. At the end of approach and landing * kg of usable fuel shall remain in the tanks. This fixed allowance represents the estimated fuel required for:

     a)   Contingency fuel: * flight time

     b) Missed approach at destination, followed by a diversion in ISA+10 degrees C conditions over an equivalent still air stage distance of * nautical miles, starting and ending at * pressure altitude

     c) Holding for * minutes at * pressure altitude in ISA+10 degrees C conditions

     d)   Approach and landing at alternate.

2.7. The mission fuel burn guarantee is based on a fixed estimated Operating Weight Empty (OWE) of *

3.   MISSION PAYLOAD GUARANTEE

     The Aircraft shall be capable of carrying a guaranteed payload not less than * over a still air stage distance of * nautical miles (assumed representative of the mission CGH to REC with a * headwind) under the conditions defined below.

3.1. The departure airport conditions are as follows (assumed representative of CGH runway 35L):
          Pressure altitude                             :
          Temperature                                   :
          Available Take-off Run (TOR)                  :
          Available Take-off Distance (TOD)             : *
          Available Accelerate-Stop Distance (ASD)      :
          Runway Slope                                  :
          Wind                                          :
          Obstacles (height/distance from end of TOR)   :
                                                        :
                                                        :
                                                        :

     The destination airport conditions are such as to allow the required landing weight to be used without restriction.

3.2. Fixed allowances of * kg of fuel and * minutes of time are assumed for take-off and initial climb to * ft above departure airport pressure altitude with acceleration to climb speed.

3.3. Climb from * ft above departure airport pressure altitude up to cruise altitude using maximum climb thrust, cruise at a pressure altitude of * at a fixed cruise Mach number not less than * and descent to * ft pressure altitude are conducted in ISA+10 degrees C conditions. Speeds below * ft pressure altitude shall be * nots CAS.

LETTER AGREEMENT NO 3

3.4. Fixed allowances of * kg of fuel and of * minutes of time are assumed for approach and landing at destination.

3.5. The stage distance is defined as the distance covered during climb, cruise and descent as described in the paragraph 3.3 above.

     The flight time is defined as the time spent during take-off and initial climb, climb, cruise, descent and approach and landing as defined in paragraphs 3.2, 3.3 and 3.4 above.

     The trip fuel is defined as the fuel burnt during take-off and initial climb, climb, cruise, descent and approach and landing as defined in paragraphs 3.2, 3.3 and 3.4 above.

3.6. At the end of approach and landing * kg of usable fuel shall remain in the tanks. This fixed allowance represents the estimated fuel required for:

     a)   Contingency fuel: * flight time

     b) Missed approach at destination, followed by a diversion in ISA+1O degrees C conditions over an equivalent still air stage distance of * nautical miles (assumed representative of REC to NAT), starting and ending at * ft pressure altitude above airports

     c) Holding for * minutes at * ft pressure altitude in ISA+10 degrees C conditions

     d)   Approach and landing at alternate.

3.7. The mission payload guarantee exclude any volumetric limitation and is based on a fixed estimated Operating Weight Empty (OWE) of * kg.

LETTER AGREEMENT NO 3

4.   ADDITIONAL PERFORMANCE GUARANTEES

4.1. Take-off

     The Aircraft permissible Take-off Weight shall not be less than * when operated in departure airport conditions as defined below (assumed representative of CGH runway 35L):

          Pressure altitude
          Temperature
          Available Take-off Run (TOR)
          Available Take-off Distance (TOD) *
          Available Accelerate-Stop Distance (ASD)
          Runway Slope
          Wind
          Obstacles (height / distance from end of TOR)

4.2. Climb

     During a climb performed in ISA+10 degrees C conditions from * pressure altitude at an initial gross weight of * kg up to cruise pressure altitude, using maximum climb thrust and a speed profile of * with limitation at * kt below * ft pressure altitude:

4.2.1. - for a cruise altitude of * ft, the guaranteed fuel burn shall not be more than * kg and the guaranteed climb time shall not be more than * minutes

4.2.2. - for a cruise altitude of * ft, the guaranteed fuel burn shall not be more than * kg and the guaranteed climb time shall not be more than * minutes

4.3. Specific Range

4.3.1. The nautical miles per kilogram of fuel at an Aircraft gross weight of * kg at a pressure altitude of * ft in ISA+10 degrees C conditions at a true Mach number of * shall be not less than * nm/kg.

4.3.2. The nautical miles per kilogram of fuel at an Aircraft gross weight of * kg at a pressure altitude of * ft in ISA+10 degrees C conditions at Long Range Cruise Mach number shall be not less than * nm/kg.

4.3.3. The nautical miles per kilogaram of fuel at an Aircraft gross weight of * kg at a pressure altitude of * ft in ISA+10 degrees C conditions at a true Mach number of * shall be not less than * nm/kg.

4.3.4. The nautical miles per kilogram of fuel at an Aircraft gross weight of * kg at a pressure altitude of * ft in ISA+10 degrees C conditions at Long Range Cruise Mach number shall be not less than * nm/kg.

LETTER AGREEMENT NO 3

5.   MANUFACTURER'S WEIGHT EMPTY GUARANTEE

     The Seller guarantees a Manufacturer's Weight Empty of not more than *. This is the Manufacturer's Weight Empty of the Aircraft as defined in the paragraph 1 above, which will be derived from the weighing of the Aircraft and is subject to adjustment as defined in paragraph 8 below.

6.   GUARANTEE CONDITIONS

6.1. The performance certification requirements for the Aircraft, except where otherwise stated, will be as stated in Section 02 of the Standard Specification.

6.2. For the determination of FAR take-off and landing performance a hard level dry runway surface with no runway strength limitation, no obstacles, zero wind, atmosphere according to ISA, except as otherwise stated, and the use of speedbrakes, flaps, associated speeds, landing gear and engines in the conditions liable to provide the best results will be assumed.

6.3. When establishing take-off performance no air will be bled from the engines for cabin air conditioning or anti-icing.

6.4. Climb, cruise, descent and holding performance elements of the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in paragraph 7.3 below may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing. Cruise performance are based on a center of gravity position of
     * MAC.

6.5. The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

6.6. Where applicable the Guarantees assume the use of an approved fuel having a density of * kg per liter and a lower heating value of * TU/Ib.

LETTER AGREEMENT NO 3

7.   GUARANTEE COMPLIANCE

7.1. Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

7.2. Compliance with the take-off and landing elements of the Guarantees will be demonstrated with reference to the approved Flight Manual.

7.3. Compliance with those parts of the Guarantees not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during fully instrumented flight tests conducted on one (or more, at the Seller's discretion) A320-200 aircraft of the same airframe/engine model combination as those Aircraft purchased by the Buyer.

7.4. Compliance with the Manufacturer's Weight Empty guarantee shall be demonstrated with reference to a weight compliance report which shall include a comparison of the actual Manufacturer's Weight Empty and the adjusted Specification Manufacturer's Weight Empty.

7.5. Data derived from flight tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

7.6. The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer's A320-200 Aircraft.

8.   ADJUSTMENT OF GUARANTEES

8.1. In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("rule change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

8.2. The Guarantees apply to the Aircraft as described in paragraph 1 and may be adjusted in the event of:

     a) Any further configuration change which is the subject of a Specification Change Notice (SCN)

     b) Variation in actual weights of items defined in Section 13-10 of the Standard Specification

LETTER AGREEMENT NO 3

9.   EXCLUSIVE GUARANTEES

     The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

10.  UNDERTAKING: REMEDIES

10.1. Should any Aircraft fail to meet any of the guarantees specified in this Letter Agreement, the Seller will use its best endeavours, at Seller's cost and expense, to correct the deficiency so that the Aircraft comply with the guarantee set out herein.

10.2. Should the Seller fail to develop and make available corrective means (including but not limited to kits, procedures, increase of design weights) of the above said deficiency, then the Seller shall for the concerned Aircraft pay to the Buyer by way of liquidated damages upon delivery and, subject to Seller's maximum liability set forth hereunder, on the anniversary date of the delivery for as long as the deficiency remains, an amount of:

10.2.1. * for each kilogram deficient per Aircraft and per year based on the higher deficiency expressed in kilograms of the Mission Payload guarantee and the Manufacturer's Weight Empty guarantee;

10.2.2. * for each percent deficient per Aircraft and per year based on the average deficiency expressed as a percentage of the Specific Range guarantees (part of a percent to be prorated);

10.2.3. * for each kilogram in excess per Aircraft and per year based on the deficiency expressed in kilograms of the Manufacturer's Weight Empty guarantee.

10.3. In the event the Seller develops and makes available corrective means mentioned above the Buyer shall reimburse to the Seller the monthly prorated portion of the yearly penalty paid by the Seller on account of the year during which the corrective means are made available.

10.4. The Seller's maximum liability in respect of deficiency in performance of any Aircraft shall be limited to the payment of liquidated damages for a period of not more than * years and up to an aggregated value of * for each deficient Aircraft, whichever occurs first Payment of liquidated damages shall be deemed to settle all claims and remedies the Buyer would have against the Seller in respect of performance deficiencies.

LETTER AGREEMENT NO 3

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted                     Agreed and Accepted

For and on behalf of                    For and on behalf of

TAM - TRANSPORTES AEREOS REGIONAIS      AIRBUS INDUSTRIE


By: /s/                                 By: /s/
    ---------------------------------       ------------------------------------
Its:                                    Its:
     --------------------------------        -----------------------------------


By: /s/                                 By: /s/
    ---------------------------------       ------------------------------------
Its:                                    Its:
     --------------------------------        -----------------------------------

Date: March 19, 1998

LETTER AGREEMENT NO 4

TAM - TRANSPORTES AEREOS REGIONAIS

Rua Monsenhor Antonio Pepe 94

SAO PAULO - BRAZIL

SUBJECT: OPTION AIRCRAFT

TAM - TRANSPORTES AEREOS REGIONAIS ("the Buyer") and AIRBUS INDUSTRIE ("the Seller") have entered into a Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A320 Family Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

LETTER AGREEMENT NO 4

1.   OPTION AND OPTION EXERCISE

1.1  Option

     The Buyer shall have an option to purchase up to thirty seven (37) additional A319 Aircraft (hereinafter called the "Option Aircraft" or individually "Option Aircraft No 1 to No 37").

1.2  Option Exercise

     The formal exercise of the Option Aircraft granted to the Buyer in accordance with the terms of the present Letter Agreement No 3 shall be made by written notice to the Seller from the Buyer at any time during the period commencing with the signature hereof and ending on or before the first day of the * month preceding the Option Aircraft delivery date.

     In order to be valid, the Seller shall have received in Seller's bank account an initial predelivery payment equal to * of the Predelivery Payment Reference Price, corresponding to the first Predelivery Payment defined in Clause 5.2.1.2 of this Agreement.

     In the event that the Buyer fails to timely exercise the Option Aircraft, the Option Aircraft shall lapse and neither party shall have any further rights or obligations hereunder as to such lapsed Option Aircraft.

2.   ASSIGNMENT

     The Option Aircraft are personal to the Buyer and cannot be assigned to third parties without Seller's prior consent in writing. Such consent shall not be unreasonalby withheld.

LETTER AGREEMENT NO 4

3.   OPTION AIRCRAFT DEFINITION

3.1  Definition

     The Option Aircraft shall be manufactured in accordance with the detailed Specification as defined in sub-Clause 1.2 of the Agreement.

3.2  Modifications

     In the event the Seller and the Buyer have agreed to carry out modification(s) in accordance with the provisions of Clauses 2 and 7 of the Agreement on any Aircraft which is subject of a firm order such modification(s) shall, unless otherwise agreed between the parties apply to the manufacture of the Option Aircraft with all effects, if any, on price and/or delivery resulting therefrom.

4.   DELIVERY OF OPTION AIRCRAFT

     In the event the related Option Aircraft is exercised in accordance with the conditions set forth in Paragraph 1.2 hereabove, the Option Aircraft will be ready for delivery at the following date:

                      Delivery Date   Aircraft Type
                      -------------   -------------
- Aircraft No 1....
- Aircraft No 2....
- Aircraft No 3....
- Aircraft No 4....
- Aircraft No 5....
- Aircraft No 6....
- Aircraft No 7....
- Aircraft No 8....
- Aircraft No 9....
- Aircraft No 10...         *
- Aircraft No 11...
- Aircraft No 12...
- Aircraft No 13...
- Aircraft No 14...
- Aircraft No 15...
- Aircraft No 16...
- Aircraft No 17...
- Aircraft No 18...
- Aircraft No 19...
- Aircraft No 20...

LETTER AGREEMENT NO 4

                      Delivery Date   Airline Type
                      -------------   -------------
- Aircraft No 21...
- Aircraft No 22...
- Aircraft No 23...
- Aircraft No 24...
- Aircraft No 25...
- Aircraft No 26...
- Aircraft No 27...
- Aircraft No 28...
- Aircraft No 29...         *
- Aircraft No 30...
- Aircraft No 31...
- Aircraft No 32...
- Aircraft No 33...
- Aircraft No 34...
- Aircraft No 35...
- Aircraft No 36...
- Aircraft No 37...

5.   OPTION AIRCRAFT PRICE

     The Airframe Basic Price of the Option Aircraft offered hereby will be

                                       *

6.   PAYMENT

     The Buyer shall make predelivery payments, and the Final Contract Price shall be paid, pursuant to Clause 5 of the Purchase Agreement with the exception however that the amount due according to said Clause upon signature of the Purchase Agreement less the amount of * already paid for the Option Aircraft) is due upon Buyer's notice to the Seller provided for in Paragraph 1.2 hereabove.

7.   VALIDITY

     Unless otherwise agreed to in writing by the parties hereto the general terms and conditions of the Purchase Agreement shall apply to the sale of each Option Aircraft converted into firm order. Upon the exercise of such option the parties shall conclude an amendment to the Purchase Agreement to that effect.

8.   RIGHT OF FIRST REFUSAL

                                       *

LERTER AGREEMENT NO 4

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted                     Agreed and Accepted

For and on behalf of                    For and on behalf of

TAM - TRANSPORTES AEREOS REGIONAIS      AIRBUS INDUSTRIE


By: /s/                                 By: /s/
    ---------------------------------       ------------------------------------
Its:                                    Its:
     --------------------------------        -----------------------------------


By: /s/                                 By: /s/
    ---------------------------------       ------------------------------------
Its:                                    Its:
     --------------------------------        -----------------------------------

Date: March 19, 1998

LETTER AGREEMENT NO 5

TAM - TRANSPORTES AEREOS REGIONAIS

Rua Monsenhor Antonio Pepe 94

SAO PAULO - BRAZIL

Subject: PRODUCT SUPPORT SERVICES

TAM - TRANSPORTES AEREOS REGIONAIS ("the Buyer") and AIRBUS INDUSTRIE ("the Seller") have entered into a Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A320 Family Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

LETTER AGREEMENT NO 5

                                       *

LETTER AGREEMENT NO 5

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted                     Agreed and Accepted

For and on behalf of                    For and on behalf of

TAM - TRANSPORTES AEREOS REGIONAIS      AIRBUS INDUSTRIE


By: /s/                                 By: /s/
    ---------------------------------       ------------------------------------
Its:                                    Its:
     --------------------------------        -----------------------------------


By: /s/                                 By: /s/
    ---------------------------------       ------------------------------------
Its:                                    Its:
     --------------------------------        -----------------------------------

Date: March 19, 1998

                                                                       Page No 1


LETTER AGREEMENT NO 6

TAM - TRANSPORTES AEREOS REGIONAIS S/A
Rua Monsenhor Antonio Pepe, 94
Parque Jabaquara
SAO PAULO
BRAZIL

Subject: *

TAM ("the Buyer") and AIRBUS INDUSTRIE ("the Seller) have entered into a Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of certain A319-A320-A321 Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement. If not otherwise herein defined any reference to the Net Aircraft Price shall mean an amount equal to the Final Price of the Aircraft excluding Buyer Furnished Equipment and net of all available Credit Memoranda of the Seller and the selected Engine Manufacturer.

                               [7 pages redacted]

                                       *

                                                                       Page No 9


Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and accepted,                    Agreed and accepted,

For and on behalf of                    For and on behalf of

TAM-TRANSPORTES AEREOS REGIONAIS S/A    AIRBUS INDUSTRIE


By: /s/                                 By: /s/
    ---------------------------------       ------------------------------------
Its:                                    Its:
     --------------------------------        -----------------------------------


By: /s/                                 By: /s/
    ---------------------------------       ------------------------------------
Its:                                    Its:
     --------------------------------        -----------------------------------

Date: March 19, 1998

LETTER AGREEMENT NO 7

TAM - TRANSPORTES AEREOS REGIONAIS

Rua Monsenhor Antonio Pepe 94

SAO PAULO - BRAZIL

SUBJECT: *

TAM - TRANSPORTES AEREOS REGIONAIS ("the Buyer") and AIRBUS INDUSTRIE ("the Seller") have entered into a Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A320 Family Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

LETTER AGREEMENT NO 7

                                        *

LETTER AGREEMENT NO 7

If the foregoing correctly sets forth our understanding; please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted                     Agreed and Accepted

For and on behalf of                    For and on behalf of

TAM - TRANSPORTES AEREOS REGIONAIS      AIRBUS INDUSTRIE



By: /s/                                 By: /s/
    ---------------------------------       ------------------------------------
Its:                                    Its:
     --------------------------------        -----------------------------------




By: /s/                                     /s/
    ---------------------------------       ------------------------------------
Its:
     --------------------------------


Date: March 19, 1998

LETTER AGREEMENT NO 8

TAM - TRANSPORTES AEREOS REGIONAIS

Rua Monsenhor Antonio Pepe 94

SAO PAULO - BRAZIL

SUBJECT: *

TAM - TRANSPORTES AEREOS REGIONAIS ("the Buyer") and AIRBUS INDUSTRIE ("the Seller") have entered into a Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A320 Family Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

                               [6 pages redacted]

LETTER AGREEMENT NO 8

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted                     Agreed and Accepted

For and on behalf of                    For and on behalf of

TAM - TRANSPORTES AEREOS REGIONAIS      AIRBUS INDUSTRIE



By: /s/                                 By: /s/
    ---------------------------------       ------------------------------------
Its:                                    Its:
     --------------------------------        -----------------------------------




By: /s/                                 By: /s/
    ---------------------------------       ------------------------------------
Its:                                    Its:
     --------------------------------        -----------------------------------


Date: March 19, 1998

LETTER AGREEMENT NO 9

TAM - TRANSPORTES AEREOS REGIONAIS

Rua Monsenhor Antonio Pepe 94

SAO PAULO - BRAZIL

SUBJECT: *

TAM - TRANSPORTES AEREOS REGIONAIS ("the Buyer") and AIRBUS INDUSTRIE ("the Seller) have entered into a Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A320 Family Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

LETTER AGREEMENT NO 9

                                       *

LETTER AGREEMENTS NO 9

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted                     Agreed and Accepted

For and on behalf of                    For and on behalf of

TAM - TRANSPORTES AEREOS REGIONAIS      AIRBUS INDUSTRIE



By: /s/                                 By: /s/
    ---------------------------------       ------------------------------------
Its:                                    Its:
     --------------------------------        -----------------------------------




By: /s/                                 By: /s/
    ---------------------------------       ------------------------------------
Its:                                    Its:
     --------------------------------        -----------------------------------
Date: March 19, 1998

APPENDIX 1 TO LETTER AGREEMENT NO 9

                                       *

                                 AMENDMENT NO 1

                                   TO THE A320

                               PURCHASE AGREEMENT

                                     BETWEEN

                                AIRBUS INDUSTRIE
                                  (THE SELLER)

                                       AND

                                     T.A.M.
                          TRANSPORTES AEREOS REGIONAIS
                                   (THE BUYER)

                                TABLE OF CONTENTS

CLAUSES   TITLES
-------   ------
   1      Scope
   2      Delivery
   3      *
   4      Miscellaneous Provisions

                                 AMENDMENT NO 1

                                     TO THE

                             A320 PURCHASE AGREEMENT

This Amendment No 1 is made as of the day of February 16th, 1999 to the A320 Purchase Agreement signed on March 19th, 1998

Between

AIRBUS INDUSTRIE "Groupement d'Interet Economique" duly created and existing under French law and having its principal office at:

               1, rond-point Maurice Bellonte
               31707 BLAGNAC CEDEX
               FRANCE

(hereinafter referred to as "the Seller") of the one part,

AND

T.A.M. - TRANSPORTES AEREOS REGIONAIS having its principal office at:

               Rua Monsenhor Antonio Pepe, 94
               JD Aeroporto
               CEP - 04357 - 080
               SAO PAULO
               BRAZIL

(hereinafter referred to as "the Buyer") of the other part.

WHEREAS

A. The Buyer and the Seller have signed on March 19th, 1998 an A320 Family Purchase Agreement (hereinafter referred to as "the Purchase Agreement") covering the purchase by the Buyer and the sale by the Seller of thirty eight (38) series Aircraft of the A319-100 and A320-200 typo (Aircraft No 1 to No 38).

B. The Seller and the Buyer wish to further modify certain terms and conditions of the Purchase Agreement with respect to certain Aircraft (hereinafter referred to as the "Aircraft").

NOW THEREFORE IT IS AGREED AS FOLLOWS :

1.   SCOPE

     The scope of this Amendment No 1 is the modification of Clause 9 of the Purchase Agreement with respect to the Aircraft No 5, No 6, No 7, No 8 and No 10 *

2.   DELIVERY

     The delivery dates specified in Clause 9 of the Purchase Agreement with respect to the Aircraft are respectively replaced by the following:

                                       *

                                       *

4.   MISCELLANEOUS PROVISIONS

     If not otherwise expressly stated in this Amendment No 1, the A320 Family Purchase Agreement, its Exhibits, Letter Agreements shall apply also to this Amendment No 1.

     This Amendment No 1 supersedes any previous understandings, commitments or representations whatsoever oral or written with respect to the Aircraft.

     Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the A320 Family Purchase Agreement, its Exhibits and Letter Agreements.

     In the event of any inconsistency between the Purchase Agreement and the present Amendment, the latter shall prevail to the extent of said inconsistency.

     This Amendment No 1 has been executed in two (2) original specimens which are in English.

IN WITNESS WHEREOF this Amendment No 1 was duly entered into the day and year first above written.

For and on behalf of                    For and on behalf of

T.A.M.                                  AIRBUS INDUSTRIE
TRANSPORTES AEREOS REGIONAIS


/s/                                     /s/ Michel Dechelotte
-------------------------------------   ----------------------------------------
Name:                                   Name: Michel Dechelotte
Title: Vice President                   Title: Vice President Contract & Pricing


/s/
-------------------------------------
Name:
Title: V.P. Advisor

LETTER AGREEMENT NO 1

TAM - TRANSPORTES AEREOS REGIONAIS

Rua Monsenhor Antonio Pepe 94
JD AEROPORTO
CEP - 04357 - 080

SAO PAULO - BRAZIL

SUBJECT: A320 - MISCELLANEOUS

Gentlemen,

TAM - TRANSPORTES AEREOS REGIONAIS (the "Buyer") and AIRBUS INDUSTRIE (the "Seller") have entered into an A320 Amendment No 1 dated as of even date herewith (the "Amendment" or the "Agreement") which modifies certain terms and conditions of the Purchase Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement No 1, upon execution thereof, shall constitute an integral part of the said Amendment and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

                               [2 pages redacted]

                                        *

LETTER AGREEMENT NO 1

If the foregoing correctly sets forth our understanding, please execute the original and one copy hereof in the space provided herebelow and return the copy to AIRBUS INDUSTRIE.

Agreed and Accepted                     Very Truly Yours

TAM                                     AIRBUS INDUSTRIE
TRANSPORTES AEREOS REGIONAIS


By: /s/                                 By: /s/ Michel Dechelotte
    ---------------------------------       ------------------------------------
Its: Vice President                     Its: Vice President Contracts & Pricing

Date: 16.02.99                          Date: 16.02.99

LETTER AGREEMENT NO 2

TAM - TRANSPORTES AEREOS REGIONAIS

Rua Monsenhor Antonio Pepe 94
JD Aeroporto
CEP-04357-080

SAO PAULO - BRAZIL

SUBJECT: A320 - *

Gentlemen,

TAM - TRANSPORTES AEREOS REGIONAIS (the "Buyer") and AIRBUS INDUSTRIE (the "Seller") have entered into an A320 Amendment No 1 dated as of even date herewith (the "Amendment" or the "Agreement") which modifies certain terms and conditions of the Purchase Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement No 2, upon execution thereof, shall constitute an integral part of the said Amendment No 1 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

                               [2 pages redacted]

                                       *

LETTER AGREEMENT NO 2

If the foregoing correctly sets forth our understanding, please execute the original and one copy hereof in the space provided herebelow and return the copy to AIRBUS INDUSTRIE.

Agreed and Accepted                     Very Truly Yours

TAM
TRANSPORTES AEREOS REGIONAIS            AIRBUS INDUSTRIE


By: /s/                                 By: /s/ MICHEL DECHELOTTE
    ---------------------------------       ------------------------------------
Its:  Vice President                    Its: Vice President Contracts of Pricing

Date: 16.02.99                          Date: 16.02.99

                                [page redacted]

                                       *

                                 AMENDMENT NO 2

                                   TO THE A320

                               PURCHASE AGREEMENT

                                     BETWEEN

                                AIRBUS INDUSTRIE
                                  (THE SELLER)

                                       AND

                                     T.A.M.
                       TRANSPORTES AEREOS REGIONAIS S. A.
                                   (THE BUYER)


                                   Page No 1/8

                                TABLE OF CONTENTS

CLAUSES   TITLES
-------   ------
   1      Scope
   2      *
   3      Delivery Dates
   4      Miscellaneous Provisions


                                   Page No 2/8

                                 AMENDMENT NO 2

                                     TO THE

                             A320 PURCHASE AGREEMENT

This Amendment No 2 is made as of the 04th day of October 2000 to the A320 Purchase Agreement signed on March 19th, 1998

Between

AIRBUS INDUSTRIE "Groupement d'Interet Economique" duly created and existing under French law and having its principal office at:

               1, rond-point Maurice Bellonte
               31707 BLAGNAC CEDEX
               FRANCE

(hereinafter referred to as "the Seller") of the one part,

AND

T.A.M. - TRANSPORTES AEREOS REGIONAIS S.A. having its principal office at:

               Rua Monsenhor Antonio Pepe, 94
               JD Aeroporto
               CEP - 04357 - 080

               SAO PAULO

               BRAZIL

(hereinafter referred to as "the Buyer") of the other part.


                                   Page No 3/8

WHEREAS

A. The Buyer and the Seller have signed on March 19th, 1998 an A320 Family Purchase Agreement (hereinafter referred to as "the Purchase Agreement") covering the purchase by the Buyer and the sale by the Seller of thirty eight (38) A320 Family Aircraft of the A319-100 and A320-200 type (Aircraft No 1 to No 38).

B. The Buyer and the Seller have on February 16th, 1999 entered into an Amendment No 1 (hereinafter referred to as "the Amendment No 1") to the A320 Family Purchase Agreement covering changes to the delivery dates of some of the Aircraft.

C. The Seller and the Buyer wish to further modify certain terms and conditions of the Purchase Agreement with respect to the type and delivery dates of the Aircraft *

NOW THEREFORE IT IS AGREED AS FOLLOWS:


                                   Page No 4/8

1-   SCOPE

     The scope of this Amendment No 2

                                       *

2-   TYPE AND DELIVERY DATES OF *

     Sub-Clause 9.1 of the Purchase Agreement is therefore cancelled and replaced by Sub-Article 9.1 hereof:

QUOTE

     9.1  Delivery Schedule

          Subject to the provisions of Clauses 2, 7, 8, 10 and 18 the Seller shall have the Aircraft ready for delivery at the Aircraft final assembly line in the following months:

                                  Delivery Date   Aircraft Type
                                  -------------   -------------
                                        *


                                   Page No 5/8

                                       *

UNQUOTE

3-   QUANTITY OF OPTION AIRCRAFT AND *

     The paragraphs 1.1 and 1.2 of the Letter Agreement No 4 of the A320 Family Purchase Agreement is therefore cancelled and replaced by the following Articles 1.1 and 1.2:

QUOTE

     1.1  Option

          The Buyer shall have an option to purchase up to

                                       *

     1.2  Option Exercise and Rolling Options

          The formal exercise of the Option Aircraft granted to the Buyer in accordance with the terms of the present Letter Agreement No 4 (as modified) shall be made by written notice to the Seller from the Buyer at any time during the period commencing with the signature hereof and ending on or before the first day of the * month preceding the Option Aircraft delivery date.

          In order to validly exercise am Option, the Seller shall have received in Seller's bank account an initial predelivery payment equal to * of the Predelivery Payment Reference Price, corresponding to the first Predelivery Payment as defined in Article 3 of the Amendment No 1 to the Agreement minus the corresponding deposit amounting to * already paid by the Buyer as an option fee for each of the * Option Aircraft.


                                  Page No 6/8

                                       *

UNQUOTE

4-   DELIVERIES OF OPTION AIRCRAFT

     The paragraph 4 of the Letter Agreement No 4 of the A320 Family Purchase Agreement is therefore cancelled and replaced by the following:

QUOTE

                                       *

UNQUOTE

5-   MISCELLANEOUS PROVISIONS


                                  Page No 7/8

     If not otherwise expressly stated in this Amendment No 2, the A320 Family Purchase Agreement, its Exhibits and Letter Agreements shall apply also to this Amendment No 2.

     This Amendment No 2 supersedes any previous understandings, commitments or representations whatsoever oral or written with respect to the matters referred to herein.

     Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the A320 Family Purchase Agreement, its Exhibits and Letter Agreements.

     In the event of any inconsistency between the Purchase Agreement and the present Amendment the latter shall prevail to the extent of said inconsistency.

     This Amendment No 2 has been executed in two (2) original specimens which are in English.

IN WITNESS WHEREOF this Amendment No 2 was duly entered into the day and year first above written.

For and on behalf of                    For and on behalf of

T.A.M.
TRANSPORTES AEREOS REGIONAIS S.A.       AIRBUS INDUSTRIE


/S/ Jose Zaidan Maluf                   /S/ Robillard Francis
-------------------------------------   ----------------------------------------
Name: Jose Zaidan Maluf                 Name: Robillard Francis
Title: Contract Director                Title: Contract Director


                                  Page No 8/8

                                 AMENDMENT NO 3

                                   TO THE A320

                               PURCHASE AGREEMENT

                                     BETWEEN

                                AIRBUS INDUSTRIE
                                  (THE SELLER)

                                       AND

                                     T.A.M.
                       TRANSPORTES AEREOS REGIONAIS S. A.
                                   (THE BUYER)

                                TABLE OF CONTENTS

CLAUSES   TITLES
-------   ------
   1      Scope
   2      *
   3      Delivery Dates
   4      Miscellaneous Provisions

                                 AMENDMENT NO 3
                                     TO THE
                            A320 PURCHASE AGREEMENT

This Amendment No 3 is made as of the __th day of January 2001 to the A320 Purchase Agreement signed on March 19th, 1998

Between

AIRBUS INDUSTRIE "Groupement d'Interet Economique" duly created and existing under French law and having its principal office at:

               1, rond-point Maurice Bellonte
               31707 BLAGNAC CEDEX
               FRANCE

(hereinafter referred to as "the Seller") of the one part,

AND

T.A.M. - TRANSPOSES AEREOS REGIONAIS S. A. having its principal office at:

               Rua Monsenhor Antonio Pepe, 94
               JD Aeroporto
               CEP - 04357 - 080

               SAO PAULO

               BRAZIL

(hereinafter referred to as "the Buyer") of the other part.

WHEREAS

A. The Buyer and the Seller have signed on March 19th, 1998 an A320 Family Purchase Agreement (hereinafter referred to as "the Purchase Agreement") covering the purchase by the Buyer and the sale by the Seller of thirty eight (38) A320 Family Aircraft of the A319-100 and A320-200 type (Aircraft No 1 to No 38).

B. The Buyer and the Seller have on February 16th, 1999 entered into an Amendment No 1 (hereinafter referred to as "the Amendment No 1") to the A320 Family Purchase Agreement covering changes to the delivery dates of some of the Aircraft.

C. The Seller and the Buyer have on October 04th, 2000 entered into an Amendment No 2 (hereinafter referred to as "the Amendment No 2") to the A320 Family Purchase Agreement covering certain terms and conditions of the Purchase Agreement with respect to the type and delivery dates of the Aircraft

                                        *

D. The Buyer has notified to the Seller of its decision to convert three (3) Option A320-200 Aircraft (Option Aircraft No 1, 2 and 3) into firm orders (Firm Aircraft No 39, 40 and 41).

                                        *

NOW THEREFORE IT IS AGREED AS FOLLOWS:

1-   SCOPE

     The scope of this Amendment No 3

                                        *

2-   TYPE AND DELIVERY DATES OF *

     Sub-Clause 9.1 of the Purchase Agreement is therefore cancelled and replaced by Sub-Article 9.1 hereof:

QUOTE

     9.1  Delivery Schedule

          Subject to the provisions of Clauses 2, 7, 8, 10 and 18 the Seller shall have the Aircraft ready for delivery at the Aircraft final assembly line in the following months:

                           Delivery Date   Aircraft Type
                           -------------   -------------
                                        *

                                        *

UNQUOTE

3-   OPTION AIRCRAFT *

     The paragraphs 1.1 and 1.2 of the Letter Agreement No 4 of the A320 Family Purchase Agreement as modified by the Amendment No 2 is therefore cancelled and replaced by the following Articles 1.1 and 1.2:

QUOTE

     1.1  OPTION

                                        *

     1.2  OPTION EXERCISE *

          The formal exercise of the Option Aircraft granted to the Buyer in accordance with the terms of the present Letter Agreement No 4 (as modified) shall be made by written notice to the Seller from the Buyer at any time during the period commencing with the signature hereof and ending on or before the first day of the * month preceding the Option Aircraft delivery date.

          In order to valid an exercise of an Option, the Seller shall have received in Seller's bank account an initial predelivery payment equal
          * * of the Predelivery Payment Reference Price, corresponding to the first Predelivery Payment as defined in Article 3 of the Amendment No 1 to the Agreement minus the corresponding deposit amounting to * already paid by the Buyer as an option fee for each of the * Option Aircraft.

                                        *

                                        *

          In the event that the Buyer falls to timely exercise its option in respect of Option Aircraft, the Option Aircraft shall lapse and neither party shall have any further rights or obligations hereunder as to such lapsed Option Aircraft.

UNQUOTE

4-   DELIVERIES OF OPTION AIRCRAFT

     The paragraph 4 of the Letter Agreement No 4 of the A320 Family Purchase Agreement is therefore cancelled and replaced by the following:

QUOTE

                                        *

UNQUOTE

5-   MISCELLANEOUS PROVISIONS

     If not otherwise expressly stated in this Amendment No 3, the A320
     Family Purchase Agreement, its Exhibits and Letter Agreements shall apply also to this Amendment No 3.

     This Amendment No 3 supersedes any previous understandings, commitments or representations whatsoever oral or written with respect to the matters referred to herein.

     Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the A320 Family Purchase Agreement, its Exhibits and Letter Agreements.

     In the event of any inconsistency between the Purchase Agreement and the present Amendment, the latter shall prevail to the extent of said inconsistency.

     This Amendment No 3 has been executed in two (2) original specimens which are in English.

IN WITNESS WHEREOF this Amendment No 3 was duly entered into the day and year first above written.

For and on behalf of                    For and on behalf of

T.A.M.                                  AIRBUS INDUSTRIE
TRANSPORTES AEREOS REGIONAIS S.A.


/s/ Jose Zaidan Maluf                   /s/ Francis Robillard
-------------------------------------   ----------------------------------------
Name: Jose Zaidan Maluf                 Name: Francis Robillard
Title: Contract Director                Title: Contract Director

                                 AMENDMENT NO 4

                                   TO THE A320

                               PURCHASE AGREEMENT

                                     BETWEEN

                                AIRBUS INDUSTRIE
                                  (THE SELLER)

                                       AND

                                     T.A.M.
                        TRANSPORTES AEREOS REGIONAIS S.A.
                                   (THE BUYER)

                                TABLE OF CONTENTS

CLAUSES   TITLES
-------   ------
   1      Scope
   2      Type and Delivery Dates *
   3      Miscellaneous Provisions

                                 AMENDMENT NO 4
                                     TO THE
                            A320 PURCHASE AGREEMENT

This Amendment No 4 is made as of the 20th day of February 2001 to the A320 Purchase Agreement signed on March 19th, 1998

Between

AIRBUS INDUSTRIE "Groupement d'Interet Economique" duly created and existing under French law and having its principal office at:

               1, rond-point Maurice Bellonte
               31707 BLAGNAC CEDEX
               FRANCE

(hereinafter referred to as "the Seller") of the one part,

AND

T.A.M. - TRANSPORTES AEREOS REGIONAIS S. A. having its principal office at:

               Rua Monsenhor Antonio Pepe, 94
               JD Aeroporto
               CEP - 04357 - 080

               SAO PAULO

               BRAZIL

(hereinafter referred to as "the Buyer") of the other part.

WHEREAS

A. The Buyer and the Seller have signed on March 19th, 1998 an A320 Family Purchase Agreement (hereinafter referred to as "the Purchase Agreement") covering the purchase by the Buyer and the sale by the Seller of thirty eight (38) A320 Family Aircraft of the A319-100 and A320-200 type (Aircraft No 1 to No 38).

B. The Buyer and the Seller have on February 16th, 1999 entered into an Amendment No 1 (hereinafter referred to as "the Amendment No 1") to the A320 Family Purchase Agreement covering changes to the delivery dates of some of the Aircraft.

C. The Buyer and the Seller have on October 04th, 2000 entered into an Amendment No 2 (hereinafter referred to as "the Amendment No 2") to the A320 Family Purchase Agreement covering certain terms and (Conditions of the Purchase Agreement with respect to the type and delivery dates of the

                                       *

D. The Buyer and the Seller have entered into an Amendment No 3 on January 18th, 2001 (hereinafter referred to as "the Amendment No 3") to the A320 Family Purchase Agreement covering the conversion of three (3) Option A320-200 Aircraft (Option Aircraft No 1, 2 and 3) into firm orders (Firm Aircraft NO 39, 40 and 41)

                                       *

E.   The Buyer have notify the seller of the need to convert

                                       *

NOW THEREFORE IT IS AGREED AS FOLLOWS:

1-   SCOPE

     The scope of this Amendment No 4 is the

                                       *

2-   TYPE AND DELIVERY DATES OF *

     Sub-Clause 9.1 of the Purchase Agreement is therefore cancelled and replaced by Sub-Article 9.1 hereof:

QUOTE

     9.1  Delivery Schedule

          Subject to the provisions of Clauses 2, 7, 8, 10 and 18 the Seller shall have the Aircraft ready for delivery at the Aircraft final assembly line in the following months:

                              Delivery Date   Aircraft Type
                              -------------   -------------
                                        *

                                        *

UNQUOTE

3-   MISCELLANEOUS PROVISIONS

     If not otherwise expressly stated in this Amendment No 4, the A320 Family Purchase Agreement, its Exhibits and Letter Agreements shall apply also to this Amendment No 4.

     This Amendment No 4 supersedes any previous understandings, commitments or representations whatsoever oral or written with respect to the matters referred to herein.

     Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the A320 Family Purchase Agreement, its Exhibits and Letter Agreements.

     In the event of any inconsistency between the Purchase Agreement and the present Amendment, the latter shall prevail to the extent of said inconsistency.

     This Amendment No 4 has been executed in two (2) original specimens which are in English.

IN WITNESS WHEREOF this Amendment No 4 was duly entered into the day and year first above written.

For and on behalf of                    For and on behalf of

T.A.M.                                  AIRBUS INDUSTRIE
TRANSPOSES AEREOS REGIONAIS S.A.


/s/ Jose Zaidan Maluf                   /s/ Francis Robillard
-------------------------------------   ----------------------------------------
Name: Jose Zaidan Maluf                 Name: Francis Robillard
Title: Contract Director                Title: Contract Director

                                 AMENDMENT NO 5

                                   TO THE A320

                               PURCHASE AGREEMENT

                                     BETWEEN

                                AIRBUS INDUSTRIE
                                  (THE SELLER)

                                       AND

                                     T.A.M.
                        TRANSPORTES AEREOS REGIONAIS S.A.
                                   (THE BUYER)

                                TABLE OF CONTENTS

CLAUSES   TITLES
-------   ------
   1      Scope
   2      Type and Delivery Dates of *
   3      Miscellaneous Provisions

                                 AMENDMENT NO 5
                                     TO THE
                            A320 PURCHASE AGREEMENT

This Amendment No 5 is made as of the 27th day of April 2001 to the A320 Purchase Agreement signed on March 19th, 1998

Between

AIRBUS INDUSTRIE "Groupement d'Interet Economique" duly created and existing under French law and having its principal office at:

               1, rond-point Maurice Bellonte
               31707 BLAGNAC CEDEX
               FRANCE

(hereinafter referred to as "the Seller") of the one part,

AND

T.A.M. - TRANSPORTES AEREOS REGIONAIS S.A. having its principal office at:

               Rua Monsenhor Antonio Pepe, 94
               JD Aeroporto
               CEP - 04357 - 080

               SAO PAULO

               BRAZIL

(hereinafter referred to as "the Buyer") of the other part.

WHEREAS

A. The Buyer and the Seller have signed on March 19th, 1998 an A320 Family Purchase Agreement (hereinafter referred to as "the Purchase Agreement") covering the purchase by the Buyer and the sale by the Seller of thirty eight (38) A320 Family Aircraft of the A319-100 and A320-200 type (Aircraft No 1 to No 38).

B. The Buyer and the Seller have on February 16th, 1999 entered into an Amendment No 1 (hereinafter referred to as "the Amendment No 1") to the A320 Family Purchase Agreement covering changes to the delivery dates of some of the Aircraft.

C. The Buyer and the Seller have on October 04th, 2000 entered into an Amendment No 2 (hereinafter referred to as "the Amendment No 2") to the A320 Family Purchase Agreement covering certain terms and conditions of the Purchase Agreement with respect to the type and delivery dates of the

                                       *

D. The Buyer and the Seller have entered into an Amendment No 3 on January 18th, 2001 (hereinafter referred to as "the Amendment No 3") to the A320 Family Purchase Agreement covering the conversion of three (3) Option A320-200 Aircraft (Option Aircraft No 1, 2 and 3) into firm orders (Firm Aircraft No 39, 40 and 41),

                                       *

E. The Buyer and the Seller have entered into an Amendment No 4 on February 20th, 2001 (hereinafter referred to as "the Amendment No 4") to the A320 Family Purchase Agreement covering

                                       *

F.   In addition to the

                                       *

NOW THEREFORE IT IS AGREED AS FOLLOWS :

1-   SCOPE

     The scope of this Amendment No 5 *

2-   TYPE AND DELIVERY DATES OF *

     Sub-Clause 9.1 of the Purchase Agreement is therefore cancelled and replaced by Sub-Article 9.1 hereof:

QUOTE

     9.1  Delivery Schedule

          Subject to the provisions of Clauses 2, 7, 8, 10 and 18 the Seller shall have the Aircraft ready for delivery at the Aircraft final assembly line in the following months:

                        Delivery Date   Aircraft Type
                        -------------   -------------
                                        *

                                        *

UNQUOTE

3-   MISCELLANEOUS PROVISIONS

     If not otherwise expressly stated in this Amendment No 5, the A320 Family Purchase Agreement, its Exhibits and Letter Agreements shall apply also to this Amendment No 5.

     This Amendment No 5 supersedes any previous understandings, commitments or representations whatsoever oral or written with respect to the matters referred to herein.

     Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the A320 Family Purchase Agreement, its Exhibits and Letter Agreements.

     In the event of any inconsistency between the Purchase Agreement and the present Amendment, the latter shall prevail to the extent of said inconsistency.

     This Amendment No 5 has been executed in two (2) original specimens which are in English.

IN WITNESS WHEREOF this Amendment No 5 was duly entered into the day and year first above written.

For and on behalf of                    For and on behalf of

T.A.M.                                  AIRBUS INDUSTRIE
TRANSPORTES AEREOS REAIONAIS S.A.


/s/ Jose Zaidan Maluf                   /s/ Francis Robillard
-------------------------------------   ----------------------------------------
Name: Jose Zaidan Maluf                 Name: Francis Robillard
Title: Contract Director                Title: Contract Director

                                 AMENDMENT NO 6

                                   TO THE A320

                               PURCHASE AGREEMENT

                                     BETWEEN

                                AIRBUS INDUSTRIE
                                  (THE SELLER)

                                       AND

                                     T.A.M.
                       TRANSPORTES AEREOS REGIONAIS S.A.
                                   (THE BUYER)

                                TABLE OF CONTENTS

CLAUSES               TITLES
-------               ------
   1      Scope
   2      Type and Delivery Dates *
   3      Option aircraft *
   4      Deliveries of option aircraft
   5      Miscellaneous Provisions

                                 AMENDMENT NO 6
                                     TO THE
                             A320 PURCHASE AGREEMENT

This Amendment No 6 is made as of the 27th day of July 2001 to the A320 Purchase Agreement signed on March 19th, 1998

Between

AIRBUS INDUSTRIE "Groupement d'Interet Economique" duly created and existing under French law and having its principal office at:

               1, rond-point Maurice Bellonte
               31707 BLAGNAC CEDEX
               FRANCE

(hereinafter referred to as "the Seller") of the one part,

AND

T.A.M. - TRANSPOSES AEREOS REGIONAIS S.A. having its principal office at:

               Rua Monsenhor Antonio Pepe, 94
               JD Aeroporto
               CEP-04357 - 080
               SAO PAULO
               BRAZIL

(hereinafter referred to as "the Buyer") of the other part.

WHEREAS

A. The Buyer and the Seller have signed on March 19th, 1998 an A320 Family Purchase Agreement (hereinafter referred to as "the Purchase Agreement") covering the purchase by the Buyer and the sale by the Seller of thirty eight (38) A320 Family Aircraft of the A319-100 and A320-200 type (Aircraft No 1 to No 38).

B. The Buyer and the Seller have on February 16th, 1999 entered into an Amendment No 1 (hereinafter referred to as "the Amendment No 1") to the A320 Family Purchase Agreement covering changes to the delivery dates of some of the Aircraft.

C. The Buyer and the Seller have on October 04th, 2000 entered into an Amendment No 2 (hereinafter referred to as "the Amendment No 2") to the A320 Family Purchase Agreement covering certain terms and conditions of the Purchase Agreement with respect to the type and delivery rates of the

                                        *

D. The Buyer and the Seller have entered into an Amendment No 3 on January 18th, 2001 (hereinafter referred to as "the Amendment No 3") to the A320 Family Purchase Agreement covering the conversion of three (3) Option A320-200 Aircraft (Option Aircraft No 1, 2 and 3) into firm orders (Firm Aircraft No 39, 40 and 41),

                                        *

E. The Buyer and the Seller have entered into an Amendment No 4 on February 20th, 2001 (hereinafter referred to as "the Amendment No 4") to the A320 Family Purchase Agreement covering

                                        *

F. The Buyer and the Seller have entered into an Amendment No 5 on February 20th, 2001 (hereinafter referred to as "the Amendment No 5") to the
     A320 Family Purchase Agreement covering four

                                        *

G. The Buyer has notified to the Seller (on the 28th of May 2001) of its decision to

                                        *

NOW THEREFORE IT IS AGREED AS FOLLOWS:

1-   SCOPE

     The scope of this Amendment No 6 is *

2-   TYPE AND DELIVERY DATES *

     Sub-Clause 9.1 of the Purchase Agreement is therefore cancelled and replaced by Sub-Article 9.1 hereof:

QUOTE

     9.1  Delivery Schedule

          Subject to the provisions of Clauses 2, 7, 8, 10 and 18 the Seller shall have the Aircraft ready for delivery at the Aircraft final assembly line in the following months:

               Delivery Date   Aircraft Type
               -------------   -------------
                                      *

                                        *

UNQUOTE

3-   OPTION AIRCRAFT *

     The paragraphs 1.1 and 1.2 of the Letter Agreement No 4 of the A320 Family Purchase Agreement as modified by the Amendment No 6 is therefore cancelled and replaced by the following Articles 1.1 and 1.2:

QUOTE

     1.1  OPTION

          The Buyer shall have an option to purchase

                                        *

     1.2  OPTION EXERCISE *

          The formal exercise of the Option Aircraft granted to the Buyer in accordance with the terms of the present Letter Agreement No 4
          (as modified) shall be made by written notice to the Seller from the Buyer at any time during the period commencing with the signature hereof and ending on or before the first day of the * month preceding the Option Aircraft delivery date.

          In order to valid an exercise of an Option, the Seller shall have received in Seller's bank account an initial predelivery payment equal to * of the Predelivery Payment Reference Price, corresponding to the first Predelivery Payment as defined in Article 3 of the Amendment No 1 to the Agreement minus the corresponding deposit amounting to * already paid by the Buyer as an option fee for each of the * Option Aircraft.

                                        *

          In the event that the Buyer falls to timely exercise its option in respect of Option Aircraft, the Option Aircraft shall lapse and neither party shall have any further rights or obligations hereunder as to such lapsed Option Aircraft.

UNQUOTE

4-   DELIVERIES OF OPTION AIRCRAFT

     The paragraph 4 of the Letter Agreement No 4 of the A320 Family Purchase Agreement is therefore cancelled and replaced by the following:

QUOTE

                                        *

UNQUOTE

5-   MISCELLANEOUS PROVISIONS

     If not otherwise expressly stated in this Amendment No 6, the A320 Family Purchase Agreement, its Exhibits and Letter Agreements shall apply also to this Amendment No 6.

     This Amendment No 6 supersedes any previous understandings, commitments or representations whatsoever oral or written with respect to the matters referred to herein.

     Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the A320 Family Purchase Agreement, its Exhibits and Letter Agreements.

     In the event of any inconsistency between the Purchase Agreement and the present Amendment, the latter shall prevail to the extent of said inconsistency.

     This Amendment No 6 has been executed in two (2) original specimens which are in English.

IN WITNESS WHEREOF this Amendment No 6 was duly entered into the day and year first above written.

For and on behalf of                    For and on behalf of

T.A.M.                                  AIRBUS INDUSTRIE
TRANSPORTES AEREOS REGIONAIS S.A.


/s/ Jose Zaidan Maluf                   /s/ Guy Brunon
-------------------------------------   ----------------------------------------
Name: Jose Zaidan Maluf                 Name: Guy Brunon
Title: Contract Director                Title: V.P. Contracts

                                 AMENDMENT NO 7

                                   TO THE A320

                               PURCHASE AGREEMENT

                                     BETWEEN

                                AIRBUS INDUSTRIE
                                  (THE SELLER)

                                       AND

                                     T.A.M.
                        TRANSPORTES AEREOS REGIONAIS S.A.
                                   (THE BUYER)

                                TABLE OF CONTENTS

CLAUSES               TITLES
-------               ------
   1      Scope
   2      Type and Delivery Dates *
   3      Option aircraft *
   4      Deliveries of option aircraft
   5      Miscellaneous Provisions

                                 AMENDMENT NO 7
                                     TO THE
                             A320 PURCHASE AGREEMENT

This Amendment No 7 is made as of the 08th day of October 2001 to the A320 Purchase Agreement signed on March 19th, 1998

Between

AIRBUS INDUSTRIE. GIE "Groupement d'lnteret Economique" duly created and existing under French law and having its principal office at:

               1, rond-point Maurice Bellonte

               31707 BLAGNAC CEDEX

               FRANCE

(hereinafter referred to as "the Seller") of the one part,

AND

T.A.M. - TRANSPORTES AEREOS REGIONAIS S.A. having its principal office at:

               Rua Monsenhor Antonio Pepe, 94
               JD Aeroporto
               CEP - 04357 - 080

               SAO PAULO

               BRAZIL

(hereinafter referred to as "the Buyer") of the other part.

WHEREAS

A. The Buyer and the Seller have signed on March 19th, 1998 an A320 Family Purchase Agreement (hereinafter referred to as "the A320 Family Purchase Agreement") covering the purchase by the Buyer and the sale by the Seller of thirty eight (38) A320 Family Aircraft of the A319-100 and A320-200 type (Aircraft No 1 to No 38).

B. The Buyer and the Seller have on February 16th, 1999 entered into an Amendment No 1 (hereinafter referred to as "the Amendment No 1") to the A320 Family Purchase Agreement covering changes to the delivery dates of some of the Aircraft.

C. The Buyer and the Seller have on October 04th, 2000 entered into an Amendment No 2 (hereinafter referred to as "the Amendment
     No 2") to the A320 Family Purchase Agreement covering certain terms and conditions of the Purchase Agreement with respect to the type and delivery dates of the Aircraft *

D. The Buyer and the Seller have entered into an Amendment No 3 on January 18th, 2001 (hereinafter referred to as "the Amendment No 3") to the A320 Family Purchase Agreement covering the conversion of three (3) Option A320-200 Aircraft (Option Aircraft No 1, 2 and 3) into firm orders (Firm Aircraft No 39, 40 AND 41) *

E. The Buyer and the Seller have entered into an Amendment No 4 on February 20th, 2001 (hereinafter referred to as "the Amendment No 4") to the A320 Family Purchase Agreement covering

                                       *

F. The Buyer and the Seller have entered into an Amendment No 5 on February 20th, 2001 (hereinafter referred to as "the Amendment No 5") to the A320 Family Purchase Agreement covering four * having the similar exchange rights.

G. The Buyer and the Seller have entered into an Amendment No 6 on February 20th, 2001 (hereinafter referred to as "the Amendment No 6") to the A320 Family Purchase Agreement

                                        *

H. The Buyer has moyified the Seller on the 01st of July 2001 of its dedcision to

                                        *

NOW THEREFORE IT IS AGREED AS FOLLOWS:

1-   SCOPE

     The scope of this Amendment No 7 is *

2-   TYPE AND DELIVERY DATES OF FIRM AIRCRAFT

     Sub-Clause 9.1 of the A320 Family Purchase Agreement is therefore cancelled and replaced by Sub-Article 9.1 hereof:

QUOTE

     9.1  Delivery Schedule

          Subject to the provisions of Clauses 2, 7, 8, 10 and 18 the Seller shall have the Aircraft ready for delivery at the Aircraft final assembly line in the following months:

               Delivery Date   Aircraft Type
               -------------   -------------
                                *

                                        *

UNQUOTE

3-   OPTION AIRCRAFT *

     The paragraphs 1.1 and 1.2 of the Letter Agreement No 4 of the A320 Family Purchase Agreement as modified by the Amendment No 7 is therefore cancelled and replaced by the following Articles 1.1 and 1.2:

QUOTE

     1.1  OPTION

          The Buyer shall have an option to purchase up to additional Aircraft (hereinafter called the "Option Aircraft"

                                       *

     1.2  OPTION EXERCISE:

          The formal exercise of the Option Aircraft granted to the Buyer in accordance with the terms of the present Letter Agreement No 4 (as modified) shall be made by written notice to the Seller from the Buyer at any time during the period commencing with the signature hereof and ending on or before the first day of the * month preceding the Option Aircraft delivery date.

          In order to valid an exercise of an Option, the Seller shall have received in Seller's bank account an initial predelivery payment equal to * of the Predelivery Payment Reference Price, corresponding to the first Predelivery Payment as defined in Clause 5.2.1.2 of the A320 Family Purchase Agreement minus the corresponding deposit amounting to
          * already paid by the Buyer as an option fee for each of the 18
          Option Aircaft.

                                       *

          In the event that the Buyer falls to timely exercise its option in respect of Option Aircraft, the Option Aircraft shall lapse and neither party shall have any further rights or obligations hereunder as to such lapsed Option Aircraft

UNQUOTE

4-   DELIVERIES OF OPTION AIRCRAFT

     The paragraph 4 of the Letter Agreement No 4 of the A320 Family Purchase Agreement is therefore cancelled and replaced by the following:

QUOTE

                                       *

UNQUOTE

5-   MISCELLANEOUS PROVISIONS

     If not otherwise expressly stated in this Amendment No 7, the A320 Family Purchase Agreement, its Exhibits and Letter Agreements shall apply also to this Amendment No 7.

     This Amendment No 7 supersedes any previous understandings, commitments or representations whatsoever oral or written with respect to the matters referred to herein.

     Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the A320 Family Purchase Agreement, its Exhibits and Letter Agreements.

     In the event of any inconsistency between the Purchase Agreement and the present Amendment, the latter shall prevail to the extent of said inconsistency.

     This Amendment No 7 has been executed in two (2) original specimens which are in English.

IN WITNESS WHEREOF this Amendment No 7 was duly entered into the day and year first above written.

For and on behalf of                    For and on behalf of

T.A.M.
TRANSPORTES AEREOS REGIONAIS S.A.       AIRBUS INDUSTRIE


/s/ Jose Zaidan Maluf                   /s/ Francis Robillard
-------------------------------------   ----------------------------------------
Name: Jose Zaidan Maluf                 Name: Francis Robillard
Title: Contract Director                Title: Contract Director

                                 AMENDMENT NO 8

                                  TO THE A320

                               PURCHASE AGREEMENT

                                     BETWEEN

                                     AIRBUS

                                      AND

                                     T.A.M.
                        TRANSPORTES AEREOS REGIONAIS S.A.

                                 AMENDMENT NO 8
                                     TO THE
                             A320 PURCHASE AGREEMENT

This Amendment No 8 is made as of the 8th day of March 2002 to the A320 Purchase Agreement signed on March 19th, 1998

Between

AIRBUS GIE a "Groupement d'lnteret Economique" duly created and existing under French law and having its principal office at:

               1, rond-point Maurice Bellonte
               31707 BLAGNAC CEDEX

               FRANCE

(hereinafter referred to as "THE SELLER") of the one part,

T.A.M. - TRANSPOTES AEREOS REGIONAIS S.A. having its principal office at:

               Rua Monsenhor Antonio Pepe, 94
               JD Aeroporto
               CEP-04357-080

               SAO PAULO

               BRAZIL

(hereinafter referred to as "THE BUYER") of the other part.

WHEREAS

A. The Buyer and the Seller have on March 19th, 1998 entered into an A320 Family Purchase Agreement (hereinafter referred to as "THE A320 FAMILY PURCHASE AGREEMENT") covering the purchase by the Buyer and the sale by the Seller of thirty eight (38) A320 Family Aircraft (each an "AIRCRAFT) of the A319-100 and A320-200 type (Aircraft No 1 to No 38).

B. The Buyer and the Seller have on February 16th, 1999 entered into an Amendment No 1 (hereinafter referred to as "AMENDMENT NO 1) to the A320 Family Purchase Agreement covering changes to the delivery dates of some of the Aircraft.

C. The Buyer and the Seller have on October 04th, 2000 entered into an Amendment No 2 (hereinafter referred to as "AMENDMENT NO 2") to the A320 Family Purchase Agreement covering certain terms and conditions of the A320 Family Purchase Agreement with respect to the type and delivery dates of the Aircraft

                                        *

D. The Buyer and the Seller have entered into an Amendment No 3 on January 18th, 2001 (hereinafter referred to as "AMENDMENT NO 3") to the A320 Family Purchase Agreement covering the conversion of three (3) Option A320-200 Aircraft (Option Aircraft No 1, 2 and 3) into firm orders (Firm Aircraft No 39, 40 and 41)

                                       *

E. The Buyer and the Seller have entered into an Amendment No 4 on February 20th, 2001 (hereinafter referred to as "AMENDMENT NO 4") to the A320 Family Purchase Agreement covering

                                       *

F. The Buyer and the Seller have entered into an Amendment No 5 on March 19th, 2001 (hereinafter referred to as "AMENDMENT NO 5") to the A320 Family Purchase Agreement covering

                                       *

G. The Buyer and the Seller have entered into an Amendment No 6 on July 27th, 2001 (hereinafter referred to as "AMENDMENT NO 6") to the A320 Family Purchase Agreement

                                       *

H. The Buyer and the Seller have entered into an Amendment No 7 on September 06th, 2001 (hereinafter referred to as "AMENDMENT NO 7") to the A320 Family Purchase Agreement covering

                                       *

NOW THEREFORE IT IS AGREED AS FOLLOWS:

                                TABLE OF CONTENTS

CLAUSES   TITLES
-------   ------
    1     Scope
    2
    3
    4
    5
    6     *
    7
    8
    9     Delivery Dates
   10     *
   11     Termination
   12     Miscellaneous Provisions

1-   SCOPE

     The scope of this Amendment No 8 is

                               [6 pages redacted]

                                        *

11-  TERMINATION

     It is expressly agreed between the parties that any of the following events will constitute a termination event, enabling the Seller to terminate the A320 Family Purchase Agreement by written notice to the Buyer:

     (a) Buyer is in default in respect of any of its material obligations pursuant to the A320 Family Purchase Agreement;

     (b) Buyer is in default in respect of any of its material obligations under any financing provided to Buyer by Seller, its affiliates or subsidiaries.

12-  MISCELLANEOUS PROVISIONS

     This Amendment No 8 shall be without prejudice to Seller's rights under the A320 Family Purchase Agreement, at law and/or otherwise in the event of any default under the A320 Family Purchase Agreement.

     If not otherwise expressly stated in this Amendment No 8, the A320 Family Purchase Agreement, its Exhibits and Letter Agreements shall apply also to this Amendment No 8.

     This Amendment No 8 supersedes any previous understandings, commitments or representations whatsoever oral or written with respect to the matters referred to herein.

     Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the A320 Family Purchase Agreement, its Exhibits and Letter Agreements.

     In the event of any inconsistency between the Purchase Agreement and the present Amendment, the latter shall prevail to the extent of said inconsistency.

This Amendment No 8 has been executed in two (2) original specimens which are in English.

IN WITNESS WHEREOF this Amendment No. 8 to the A320 Family Purchase Agreement was duly entered into the day and year first above written.

For and on behalf of                    For and on behalf of

T.A.M.                                  AIRBUS
TRANSPORTSES AEREOS REGIONAIS S. A.


/s/ Jose Zaidan Maluf                   /s/ Christian Scherer
-------------------------------------   ----------------------------------------
Name: Jose Zaidan Maluf                 Name: Christian Scherer
Title: Contract Director                Title: Senior Vice-President
                                               Transactions and Control
                                               Deputy Head of Commercial

                                   APPENDIX A

                                        *

                                   APPENDIX B

                                        *

                                   APPENDIX C

                                        *

                                 AMENDMENT NO 9

                                   TO THE A320

                               PURCHASE AGREEMENT

                                     BETWEEN

               AIRBUS GIE (FORMERLY KNOWN AS AIRBUS INDUSTRIE GIE)

                                       AND

                                     T.A.M.
                        TRANSPORTES AEREOS REGIONAIS S.A.

                                 AMENDMENT NO 9
                                     TO THE
                             A320 PURCHASE AGREEMENT

This Amendment No 9 is made as of the 26th day of April 2002 to the A320 Purchase Agreement signed on March 19th, 1998

Between

AIRBUS GIE (formerly known as Airbus Industrie GIE), having its principal office at:

               1, rond-point Maurice Bellonte
               31707 BLAGNAC CEDEX

               FRANCE

(hereinafter referred to as "THE SELLER") of the one part,

AND

T.A.M. - TRANSPORTES AEREOS REGIONAIS S.A. having its principal office at:

               Rua Monsenhor Antonio Pepe, 94
               JD Aeroporto
               CEP-04357-080

               SAO PAULO

               BRAZIL

(hereinafter referred to as "THE BUYER") of the other part.

WHEREAS

A. The Buyer and the Seller have on March 19th, 1998 entered into an A320 Family Purchase Agreement (hereinafter referred to as THE A320 FAMILY PURCHASE AGREEMENT") covering the purchase by the Buyer and the sale by the Seller of thirty eight (38) A320 Family Aircraft (each an "AIRCRAFT") of the A319-100 and A320-200 type (Aircraft No 1 to No 38).

B. The Buyer and the Seller have on February 16th, 1999 entered into an Amendment No 1 (hereinafter referred to as "AMENDMENT NO 1") to the A320 Family Purchase Agreement covering changes to the delivery dates of some of the Aircraft.

C. The Buyer and the Seller have on October 04th, 2000 entered into an Amendment No 2 (hereinafter referred to as "AMENDMENT NO 2") to the A320 Family Purchase Agreement covering certain terms and conditions of the A320 Family Purchase Agreement with respect to the type and delivery dates of the * Aircraft

                                        *

D. The Buyer and the Seller have entered into an Amendment No 3 on January 18th, 2001 (hereinafter referred to as "AMENDMENT NO 3") to the A320 Family Purchase Agreement covering the conversion of three (3) Option A320-200 Aircraft (Option Aircraft No 1, 2 and 3) into firm orders (Firm Aircraft No 39, 40 and 41),

                                        *

E. The Buyer and the Seller have entered into an Amendment No 4 on February 20th, 2001 (hereinafter referred to as "AMENDMENT NO 4") to the A320 Family Purchase Agreement covering

                                        *

F. The Buyer and the Seller have entered into an Amendment No 5 on March 19th, 2001 (hereinafter referred to as "AMENDMENT NO 5") to the A320 Family Purchase Agreement covering

                                        *

G. The Buyer and the seller have entered into an Amendment No 6 on July 27th, 2001 (hereinafter referred to as "AMENDMENT NO 6") to the A320 Family Purchase Agreement covering the conversion of one (1) Option A320-200 Aircraft (Option Aircraft No 4) into a firm order (Firm Aircraft No 42),

                                        *

H. The Buyer and the Seller have entered into an Amendment No 7 on September 06th, 2001 (hereinafter referred to as "AMENDMENT NO 7") TO the A320 Family Purchase Agreement

                                        *

I. The Buyer and the Seller have entered into an Amendment No 8 on April 08th, 2002 (hereinafter referred to as "AMENDMENT No 8") to the A320 Family Purchase Agreement covering the advancement two (2) A319 delivery slots from February and April 2004 to May 2002

                                        *

NOW THEREFORE IT IS AGREED AS FOLLOWS:

                                TABLE OF CONTENTS

CLAUSES   TITLES
-------   ------
   1      Scope
   2      Delivery Dates
   3      Miscellaneous Provisions

1-   SCOPE

     The scope of this Amendment No 9 is to confirm the agreement by the Seller and the Buyer

                                       *

2-   DELIVERY DATES

                                       *

3-   MISCELLANEOUS PROVISIONS

     This Amendment No 9 shall be without prejudice to Seller's rights under the A320 Family Purchase Agreement, at law and/or otherwise in the event of any default under the A320 Family Purchase Agreement.

     If not otherwise expressly stated in this Amendment No 9, the A320 Family Purchase Agreement, its Exhibits and Letter Agreements shall apply also to this Amendment No 9.

     This Amendment No 9 supersedes any previous understandings, commitments or representations whatsoever oral or written with respect to the matters referred to herein.

     Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the A320 Family Purchase Agreement, its Exhibits and Letter Agreements.

     In the event of any inconsistency between the Purchase Agreement and the present Amendment, the latter shall prevail to the extent of said inconsistency.

This Amendment No 9 has been executed in two (2) original specimens which are in English.

IN WITNESS WHEREOF this Amendment NO 9 to the A320 Family Purchase Agreement was duly entered into the day and year first above written.

For and on behalf of                    For and on behalf of

T.A.M.                                  AIRBUS
TRANSPORTES AEREOS REGIONAIS S.A.


/s/ Jose Zaidan Maluf                   /s/ Guy Brunon
-------------------------------------   ----------------------------------------
Name: Jose Zaidan Maluf                 Name: Guy Brunon
Title: Contract Director                Title: V.P.Contracts

                                 AMENDMENT NO 10

                                   TO THE A320

                               PURCHASE AGREEMENT

                                     BETWEEN

            AIRBUS S.N.C. (FORMERLY KNOWN AS AIRBUS INDUSTRIE G I E)

                                       AND

                          T.A.M. - LINHAS AEREAS S. A.
          (FORMERLY KNOWN AS TAM - TRANSPORTES AEREOS MERIDIONAIS S.A.)

                                 AMENDMENT NO 10
                                     TO THE
                             A320 PURCHASE AGREEMENT

This Amendment No 10 is made as of the ___th day of April 2004 to the A320 Purchase Agreement signed on March 19th, 1998

Between

AIRBUS S.N.C. (formerly known as Airbus Industrie GIE), having its principal office at:

               1, rond-point Maurice Bellonte
               31707 BLAGNAC CEDEX

               FRANCE

(hereinafter referred to as "THE SELLER") of the one part,

AND

T.A.M. - LINHAS AEREAS S.A. (formerly TAM - TRANSPORTES AEREOS MERIDIONAIS S.A). as successor of TAM - TRANSPORTES AEREOS REGIONAIS S.A, having its principal office at:

               Avenida Jurandir, 856, 40 andar, Lote 4,
               CEP 04072 - 000, Jardim CECI
               SAO PAULO - SP

               BRAZIL

(herein after referred to as "THE BUYER") of the other part.

WHEREAS

A. The Buyer and the Seller have on March 19th, 1998 entered into an A320 Family Purchase Agreement (hereinafter referred to as "THE A320 FAMILY PURCHASE AGREEMENT") covering the purchase by the Buyer and the sale by the Seller of thirty eight (38) A320 Family Aircraft (each an "AIRCRAFT") of the A319-100 and A320-200 type (Aircraft No 1 to No 38).

B. The Buyer and the Seller have on February 16th, 1999 entered into an Amendment No 1 (hereinafter referred to as "AMENDMENT NO 1") to the A320 Family Purchase Agreement covering changes to the delivery dates of some of the Aircraft.

C. The Buyer and the Seller have on October 04th, 2000 entered into an Amendment No 2 (hereinafter referred to as "AMENDMENT NO 2") to the A320 Family Purchase Agreement covering certain terms and conditions of the A320 Family Purchase Agreement with respect to the type and delivery dates of the ____ Aircraft

                                        *

D. The Buyer and the Seller have entered into an Amendment No 3 on January 18th, 2001 (hereinafter referred to as "AMENDMENT NO 3") to the A320 Family Purchase Agreement covering the conversion of three (3) Option A320-200 Aircraft (Option Aircraft No 1, 2 and 3) into firm orders (Firm Aircraft No 39, 40 and 41),

                                        *

E. The Buyer and the Seller have entered into an Amendment No 4 on February 20th, 2001 (hereinafter referred to as "AMENDMENT NO 4") to the A320 Family Purchase Agreement covering

                                        *

F. The Buyer and the Seller have entered into an Amendment No 5 on March 19th, 2001 (hereinafter referred to as "AMENDMENT NO 5") to the A320 Family Purchase Agreement covering

                                        *

G. The Buyer and the Seller have entered into an Amendment No 6 on July 27th, 2001 (hereinafter referred to as "AMENDMENT NO 6") to the A320 Family Purchase Agreement

                                        *

H. The Buyer and the Seller have entered into an Amendment No 7 on September 06th, 2001 (hereinafter referred to as "AMENDMENT NO 7") to the A320 Family Purchase Agreement

                                        *

I. The Buyer and the Seller have entered into an Amendment No 8 on April 08th, 2002 (hereinafter referred to as "AMENDMENT NO 8") to the A320 Family Purchase Agreement covering the advancement of two (2) A319 delivery slots from February and April 2004 to May 2002

                                        *

J. The Buyer and the Seller have entered into an Amendment No 9 on April 26th, 2002 (hereinafter referred to as "AMENDMENT NO 9") to the A320 Family Purchase Agreement covering the change of the type and delivery dates of

                                        *

NOW THEREFORE IT IS AGREED AS FOLLOWS:

                                TABLE OF CONTENTS

CLAUSES   TITLES
-------   ------
   1      Scope
   2      Aircraft Configuration
   3      Landing Performance Guarantee at Santos
          Dumont Airport (SDU)
   4      Guarantee Conditions
   5      Guarantee Compliance
   6      Adjustment of the Guarantees
   7      Undertaking Remedies
   8      Miscellaneous Provisions

1    SCOPE

     The scope of this Amendment No 10 is to describe the improved performance guarantee due to the embodiment of the lift Improvement Package ("UP") on some A320-232 Aircraft powered by International Aero Engines
     (IAE) V2527-A5 engines and operated by the Buyer.

2    AIRCRAFT CONFIGURATION

     The guarantee defined below ("the Guarantee") is applicable to the A320-232 Aircraft powered by International Aero Engines (IAE) V2527-A5 engines and equipped with the Lift Improvement Package ("LIP") according to the Retrofit Modification Offer ("RMO") TAM 0312-03-04.

3    LANDING PERFORMANCE GUARANTEE AT SANTOS DUMONT (SDU)

     The FAR Aircraft permissible Landing Weight when operated in airport conditions as defined below (assumed representative of of SDU runway 20L):

          Pressure Attitude
          Temperature
          Available Landing Distance (LDA)   *
          Runway Slope
          Wind

     shall not be less than a guaranteed value of:

3.1  * kg on dry runway
3.2  * kg on wet runway.

4    GUARANTEE CONDITIONS

4.1 The performance certification requirements for the Aircraft, except where otherwise stated, will be as stated in Section 02 of the Standard Specification.

4.2 For the determination of FAR landing performance a hard level runway with Porous Friction Course ("PFC") surface, with no runway strength limitation, no obstacles, zero wind, atmosphere according to ISA, except as otherwise stated, and the use of speed brakes, flaps, associated speeds, landing gear and engines in the conditions liable to provide the best results will be assumed.

5    GUARANTEE COMPLIANCE

5.1 Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

5.2 Compliance with the landing elements of the Guarantees will be demonstrated with reference to the approved Flight Manual.

5.3 Data derived from flight tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.4 The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantee at, or as soon as possible after, the installation of the LIP on the first of the Buyer's A320-232 Aircraft.

6    ADJUSTMENT OF GUARANTEES

6.1 In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("rule change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

6.2 The Guarantees apply to the Aircraft as described in paragraph 2 and may be adjusted in the event of any further configuration change which is the subject of a SCN/RMO.

7    UNDERTAKING REMEDIES

7.1 Should any Aircraft fail to meet any of the guarantee specified in this Amendment No 10 to the Purchase Agreement, the Seller will use its reasonable endeavours, at Seller's cost and expense, to correct the deficiency so that the Aircraft comply with the guarantee set out herein.

7.2 Should the Seller fail to develop and make available corrective means (including but not limited to kits, procedures) of the above said deficiency, then the Seller shall for the concerned Aircraft pay to the Buyer by way of liquidated damages upon delivery and, subject to Seller's maximum liability set forth hereunder, on the anniversary date of the delivery for as long as the deficiency remains, an amount of 58 US$ (FIFTY EIGHT US Dollars) for each kilogram deficient per Aircraft and per year based on the deficiency expressed in kilograms of the Landing performance guarantee.

7.3 In the event the Seller develops and makes available corrective means mentioned above the Buyer shall reimburse to the Seller the monthly prorated portion of the yearly penalty paid by the Seller on account of the year during which the corrective means are made available.

7.4 The Seller's maximum liability in respect of deficiency in performance of any Aircraft shall be limited to the payment of liquidated damages for a period of not more than * and up to an aggregated value of * for each deficient Aircraft, whichever occurs first. Payment of liquidated damages shall be deemed to settle all claims and remedies the Buyer would have against the Seller in respect of landing performance deficiencies.

8.   MISCELLANEOUS PROVISIONS

     This Amendment No 10 shall be without prejudice to Seller's rights under the A320 Family Purchase Agreement, at law and/or otherwise in the event of any default under the A320 Family Purchase Agreement.

     If not otherwise expressly stated in this Amendment No 10, the A320 Family Purchase Agreement, its Exhibits and Letter Agreements shall apply also to this Amendment No 10.

     This Amendment No 10 supersedes any previous understandings, commitments or representations whatsoever oral or written with respect to the matters referred to herein.

     Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the A320 Family Purchase Agreement, its Exhibits and Letter Agreements.

     In the event of any inconsistency between the Purchase Agreement and the present Amendment, the latter shall prevail to the extent of said inconsistency.

This Amendment No 10 has been executed in two (2) original specimens which are in English.

IN WITNESS WHEREOF this Amendment No 10 to the A320 Family Purchase Agreement was duly entered into the day and year first above written.

For and on behalf of                    For and on behalf of

T.A.M. - LINHAS AEREAS S.A.             AIRBUS S.N.C.


/s/ Jose Zaidan Maluf
-------------------------------------   ----------------------------------------
Name: Jose Zaidan Maluf                 Name:
Title: Contract Director                       ---------------------------------
                                        Title:
                                               ---------------------------------

                                 AMENDMENT NO 11

                                   TO THE A320

                               PURCHASE AGREEMENT

                                     BETWEEN

           AIRBUS S. N. C. (FORMERLY KNOWN AS AIRBUS INDUSTRIE G I E)

                                       AND

                           T.A.M. - LINHAS AEREAS S.A.
          (FORMERLY KNOWN AS TAM - TRANSPORTES AEREOS MERIDIONAIS S.A.)

                                 AMENDMENT NO 11
                                     TO THE
                            A320 PURCHASE AGREEMENT

This Amendment No 11 is made as of the ____th day of April 2004 to the A320 Purchase Agreement signed on March 19th, 1998

Between

AIRBUS S.N.C. (formerly known as Airbus Industrie GIE), having its principal office at

               1, rond-point Maurice Bellonte
               31707 BLAGNAC CEDEX

               FRANCE

(hereinafter referred to as "THE SELLER") of the one part,

AND

T.A.M.- LINHAS AEREAS S.A. (formerly TAM - TRANSPORTES
AEREOS MERIDIONAIS S.A). as successor of TAM -TRANSPORTES
AEREOS
REGIONAIS S.A, having its principal office at:

               Avenida Jufandir, 856,40 andar, Lote 4,
               CEP 04072 - 000, Jardim CECI
               SAO PAULO - SP

               BRAZIL

(herein after referred to as "THE BUYER") of the other part.

WHEREAS

A. The Buyer and the Seller have on March 19th, 1998 entered into an A320 Family Purchase Agreement (hereinafter referred to as "THE A320 FAMILY PURCHASE AGREEMENT") covering the purchase by the Buyer and the sale by the Seller of thirty eight (38) A320 Family Aircraft (each an "AIRCRAFT") of the A319-100 and A32O-20O type (Aircraft No 1 to No 38).

B. The Buyer and the Seller have on February 16th, 1999 entered into an Amendment NO 1 (hereinafter referred to as "AMENDMENT NO 1") to the
     A320 Family Purchase Agreement covering changes to the delivery dates of some of the Aircraft.

C. The Buyer and the Seller have on October 04th, 2000 entered into an Amendment No 2 (hereinafter referred to as "AMENDMENT NO 2") to the A320 Family Purchase Agreement covering certain terms and conditions of the A320 Family Purchase Agreement with respect to the type and delivery dates of the * Aircraft

                                       *

D. The Buyer and the Seller have entered into an Amendment No 3 on January 18th, 2001 (hereinafter referred to as "AMENDMENT NO 3") to the A320 Family Purchase Agreement covering the conversion of three (3) Option A320-200 Aircraft (Option Aircraft No 1, 2 and 3) into firm orders (Firm Aircraft No 39, 40 and 41),

                                       *

E. The Buyer and the Seller have entered into an Amendment No 4 on February 20th, 2001 (hereinafter referred to as "AMENDMENT NO 4") to the A320 Family Purchase Agreement covering

                                       *

F. The Buyer and the Seller have entered into an Amendment No 5 ON March 19th, 2001 (hereinafter referred to as "AMENDMENT NO 5") to the A320 Family Purchase Agreement covering

                                       *

G. The Buyer and the Seller have entered into an Amendment No 6 on July 27th, 2001 (hereinafter referred to as "AMENDMENT NO 6") tO The A320 Family Purchase Agreement covering

                                       *

H. The Buyer and the Seller have entered into an Amendment No 7 on September 06th, 2001 (hereinafter referred to as "AMENDMENT NO 7") to the A320 Family Purchase Agreement

                                       *

I.   The Buyer and the Seller have entered into an Amendment No 8 on April
     08th, 2002 (hereinafter referred to as "AMENDMENT NO 8") tO the A320 Family Purchase Agreement covering the advancement of two (2) A319 delivery slots from February and April 2004 to May 2002

                                       *

J. The Buyer and the Seller have entered into an Amendment No 9 on April 26th, 2002 (hereinafter referred to as "AMENDMENT NO 9") to the A320 Family Purchase Agreement covering the change of the type and delivery dates of

                                       *

K. The Buyer and the Seller have entered into an Amendment No 10 on April ___th, 2004 (hereinafter referred to as "AMENDMENT NO 10") to the A320 Family Purchase Agreement covering

                                        *

NOW THEREFORE IT IS AGREED AS FOLLOWS:

                                TABLE OF CONTENTS

CLAUSES            TITLES
-------            ------
   1      Scope
   2      Delivery Dates
   3      *
   4      Miscellaneous Provisions

1-   SCOPE

     The scope of this Amendment No 11 is to confirm the agreement by the Seller and the Buyer to convert the delivery dates of

                                        *

2-   DELIVERY DATES

QUOTE

9.1  Delivery Schedule

     Subject to the provisions of Clauses 2, 7, 8, 10 and 18 the Seller shall have the Aircraft ready for delivery at the Aircraft final assembly line in the following months:

Aircraft Contractual Rank   Delivery Date   MSN   Aircraft Type
-------------------------   -------------   ---   -------------
                                  *


                                        *

UNQUOTE

                                        *

4-   MISCELLANEOUS PROVISIONS

     This Amendment No 11 shall be without prejudice to Seller's rights under the A320 Family Purchase Agreement, at law and/or otherwise in the event of any default under the A320 Family Purchase Agreement.

     If not otherwise expressly stated in this Amendment No 11, the A320 Family Purchase Agreement, its Exhibits and Letter Agreements shall apply also to this Amendment No 11.

     This Amendment No 11 supersedes any previous understandings, commitments or representations whatsoever oral or written with respect to the matters referred to herein.

     Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the A320 Family Purchase Agreement, its Exhibits and Letter Agreements.

     In the event of any inconsistency between the Purchase Agreement and the present Amendment, the latter shall prevail to the extent of said inconsistency.

     This Amendment No 11 has been executed in two (2) original specimens which are in English.

     IN WITNESS WHEREOF this Amendment No 11 to the A320 Family Purchase Agreement was duly entered into the day and year first above written.

For and on behalf of                    For and on behalf of

T.A.M. - LINHAS AEREAS S.A.             AIRBUS S.N.C.


/s/ Jose Zaidan Maluf
-------------------------------------   ----------------------------------------
Name: Jose Zaidan Maluf                 Name:
Title: Contract Director                      ----------------------------------
                                        Title:
                                               ---------------------------------

                                 AMENDMENT NO 12

                                   TO THE A320

                               PURCHASE AGREEMENT

                                     BETWEEN

            AIRBUS S.A.S. (FORMERLY KNOWN AS AIRBUS INDUSTRIE G I E)

                                       AND

                             TAM-LINHAS AEREAS S.A.
          (FORMERLY KNOWN AS TAM - TRANSPORTES AEREOS MERIDIONAIS S.A.)

                                 AMENDMENT NO 12
                                     TO THE
                             A320 PURCHASE AGREEMENT

This Amendment No 12 is made as of the 16th day of June 2005 to the A320 Purchase Agreement signed on March 19th, 1998

Between

AIRBUS S.A.S. (formerly known as Airbus Industrie GIE), having its principal office at:
               1, rond-point Maurice Bellonte
               31707 BLAGNAC CEDEX

               FRANCE

(hereinafter referred to as "THE SELLER") of the one part,

AND

TAM- LINHAS AEREAS S.A. (formerly TAM - TRANSPORTES
AEREOS MERIDIONAIS S.A). as successor of TAM -TRANSPORTES AEREOS
REGIONAIS S.A, having its principal office at:

               Avenida Jurandir, 856, 40 andar, Lote 4,
               CEP 04072 - 000, Jardim CECI
               SAO PAULO - SP

               BRAZIL

(herein after referred to as "THE BUYER") of the other part.

WHEREAS

A. The Buyer and the Seller have on March 19th, 1998 entered into an A320 Family Purchase Agreement (hereinafter referred to as "THE A320 FAMILY PURCHASE AGREEMENT") covering the purchase by the Buyer and the sale by the Seller of thirty eight (38) A320 Family Aircraft (each an "AIRCRAFT") of the A319-100 and A320-200 type (Aircraft No 1 to No 38).

B. The Buyer and the Seller have on February 16th, 1999 entered into an Amendment No 1 (hereinafter referred to as "AMENDMENT NO 1") to the A320 Family Purchase Agreement covering changes to the delivery dates of some of the Aircraft.

C. The Buyer and the Seller have on October 04th, 2000 entered into an Amendment No 2 (hereinafter referred to as "AMENDMENT NO 2") to the A320 Family Purchase Agreement covering certain terms and conditions of the A320 Family Purchase Agreement with respect to the type and delivery dates of the * Aircraft

                                        *

D. The Buyer and the Seller have entered into an Amendment No 3 on January 18th, 2001 (hereinafter referred to as "AMENDMENT N0 3") to the A320 Family Purchase Agreement covering the conversion of three (3) Option A320-200 Aircraft (Option Aircraft No 1, 2 and 3) into firm orders (Firm Aircraft No 39, 40 and 41),

                                       *

E. The Buyer and the Seller have entered into an Amendment No 4 on February 20th, 2001 (hereinafter referred to as "AMENDMENT NO 4") to the A320 Family Purchase Agreement covering

                                       *

F. The Buyer and the Seller have entered into an Amendment No 5 on March 19th, 2001 (hereinafter referred to as "AMENDMENT NO 5") to the A320 Family Purchase Agreement covering

                                       *

G. The Buyer and the Seller have entered into an Amendment No 6 on July 27th, 2001 (hereinafter referred to as "AMENDMENT NO 6") to the A320 Family Purchase Agreement covering

                                       *

H. The Buyer and the Seller have entered into an Amendment No 7 on September 06, 2001 (hereinafter referred to as "AMENDMENT NO 7") to the A320 Family Purchase Agreement

                                        *

I. The Buyer and the Seller have entered into an Amendment No 8 on April 08th, 2002 (hereinafter referred to as "AMENDMENT NO 8") to the A320 Family Purchase Agreement covering the advancement of two (2) A319 delivery slots from February and April 2004 to May 2002

                                       *

J. The Buyer and the Seller have entered into an Amendment No 9 on April 26th, 2002 (hereinafter referred to as "AMENDMENT NO 9") to the A320 Family Purchase Agreement covering the change of the type and delivery dates of

                                       *

K. The Buyer and the Seller have entered into an Amendment No 10 on April 08th, 2004 (hereinafter referred to as "AMENDMENT NO 10") to the A320 Family Purchase Agreement covering.

                                       *

L. The Buyer and the Seller have entered into an Amendment No 11 on April 08th, 2004 (hereinafter referred to as "AMENDMENT NO 11") to the A320 Family Purchase Agreement covering the change of the delivery dates of the

                                       *

NOW THEREFORE IT IS AGREED AS FOLLOWS:

                                TABLE OF CONTENTS

CLAUSES            TITLES
-------            ------

   1      Scope

   2

   3

   4

   5

   6      *

   7

   8

   9

   10

   11

   12     Miscellaneous Provisions

1-   SCOPE

     The scope of this Amendment No 12 is to record the agreement of the Buyer and the Seller;

                                       *

                               [33 pages redacted]

                                       *

This Amendment No 12 has been executed in two (2) original specimens which are in English.

IN WITNESS WHEREOF this Amendment No 12 to the A320 Family Purchase Agreement was duly entered into the day and year first above written.

For and on behalf of                    For and on behalf of

TAM - LINHAS AEREAS S.A.                AIRBUS S.A.S.


/s/                                     /s/
-------------------------------------   ----------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


WITNESS                                 WITNESS


                                        /s/
-------------------------------------   ----------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

                                 AMENDMENT NO 13

                                   TO THE A320

                               PURCHASE AGREEMENT

                                     BETWEEN

             AIRBUS S.A.S. (FORMERLY KNOWN AS AIRBUS INDUSTRIE GIE)

                                       AND

                            TAM - LINHAS AEREAS S.A.
          (FORMERLY KNOWN AS TAM - TRANSPORTES AEREOS MERIDIONAIS S.A.)

                                 AMENDMENT NO 13
                                     TO THE
                            A320 PURCHASE AGREEMENT

This Amendment No 13 is made as of the 16th day of June 2005 to the A320 Purchase Agreement signed on March 19th, 1998

Between

AIRBUS S.A.S. (formerly known as Airbus Industrie GIE), having its principal office at:

               1, rond-point Maurice Bellonte
               31707 BLAGNAC CEDEX
               FRANCE

(hereinafter referred to as "THE SELLER") of the one part,

AND

TAM- LINHAS AEREAS S.A. (formerly TAM - TRANSPORTES AEREOS MERIDIONAIS S.A), as successor of TAM - TRANSPORTES AEREOS REGIONAIS S.A, having its principal office at:

               Avenida Jurandir, 856, 40 andar, Lote 4,
               CEP 04072 - 000, Jardim CECI
               SAO PAULO - SP
               BRAZIL

(herein after referred to as "THE BUYER") of the other part.

WHEREAS

A. The Buyer and the Seller have on March 19th, 1998 entered into an A320 Family Purchase Agreement (hereinafter referred to as THE A320 FAMILY PURCHASE AGREEMENT") covering the purchase by the Buyer and the sale by the Seller of thirty eight (38) A320 family Aircraft (each an "AIRCRAFT") of the A319-100 and A320-200 type (Aircraft No 1 to No 38).

B. The Buyer and the Seller have on February 16th, 1999 entered into an Amendment No 1 (hereinafter referred to as "AMENDMENT NO 1") to the A320 Family Purchase Agreement covering changes to the delivery dates of some of the Aircraft.

C. The Buyer and the Seller have on October 04th, 2000 entered into an Amendment No 2 (hereinafter referred to as "AMENDMENT NO 2") to the A320 Family Purchase Agreement covering certain terms and conditions of the A320 Family Purchase Agreement with respect to the type and delivery dates of the * Aircraft

                                       *

D. The Buyer and the Seller have entered into an Amendment No 3 on January 18th, 2001 (hereinafter referred to as "AMENDMENT NO 3") to the A320 Family Purchase Agreement covering the conversion of three (3) Option A320-200 Aircraft (Option Aircraft No 1, 2 and 3) into firm orders (Firm Aircraft No 39, 40 and 41),

                                       *

E. The Buyer and the Seller have entered into an Amendment No 4 on February 20th, 2001 (hereinafter referred to as "AMENDMENT NO 4") to the A320 Family Purchase Agreement covering

                                       *

F. The Buyer and the Seller have entered into an Amendment No 5 on March 19th, 2001 (hereinafter referred to as "AMENDMENT NO 5") to the A320 Family Purchase Agreement covering

                                       *

G. The Buyer and the Seller have entered into an Amendment No 6 on July 27th, 2001 (hereinafter referred to as "AMENDMENT NO 6") to the A320 Family Purchase Agreement covering

                                       *

H. The Buyer and the Seller have entered into an Amendment No 7 on September 06th, 2001 (hereinafter referred to as "AMENDMENT NO 7") to the A320 Family Purchase Agreement

                                       *

I. The Buyer and the Seller have entered into an Amendment No 8 on April 08th, 2002 (hereinafter referred to as "AMENDMENT NO 8") to the A320 Family Purchase Agreement covering the advancement of two (2) A319 delivery slots from February and April 2004 to May 2002

     (ii)                               *

J. The Buyer and the Seller have entered into an Amendment No 9 on April 26th, 2002 (hereinafter referred to as "AMENDMENT NO 9") to the A320 Family Purchase Agreement covering the change of the type and delivery dates of

                                       *

K. The Buyer and the Seller have entered into an Amendment No 10 on April 08th, 2004 (hereinafter referred to as "AMENDMENT NO 10") to the A320 Family Purchase Agreement covering

                                       *

L. The Buyer and the Seller have entered into an Amendment No 11 on April 08th, 2004 (hereinafter referred to as "AMENDMENT NO 11") to the A320 Family Purchase Agreement covering the change of the delivery dates of the

                                       *

M. The Buyer and the Seller have entered into an Amendment No 12 on June 16th, 2005 (hereinafter referred to as "AMENDMENT NO 12") to the A320 Family Purchase Agreement covering

                                       *

NOW THEREFORE IT IS AGREED AS FOLLOWS:

                                TABLE OF CONTENTS

CLAUSES   TITLES
-------   ------
1         Scope
2         * Delivery Dates
3
4         *
5
6
7
8
9         Option Rights
10        *
11
12        Miscellaneous Provisions

1-   SCOPE

     The scope of this Amendment No 13 is to amend certain provisions of the A320 Family Purchase Agreement,

                                       *

2-   * AIRCRAFT DELIVERY DATED

     Sub-Clause 9.1 of the A320 Family Purchase Agreement is hereby cancelled and replaced by the following:

QUOTE

9.1  Delivery Schedule

     Subject to the provisions of Clauses 2, 7, 8, 10 and 18 the Seller shall have the Aircraft ready for delivery at the Aircraft final assembly line in the following months:

Aircraft Contractual Rank   Delivery Date   MSN   Aircraft Type
-------------------------   -------------   ---   -------------
                            *

                               [7 pages redacted]

                                       *

                                       *

12   MISCELLANEOUS PROVISIONS

     This Amendment No 13 shall be without prejudice to the rights of the Seller and the Buyer under the A320 Family Purchase Agreement, at law and/or otherwise. If not otherwise expressly stated in this Amendment No 13, the A320 Family Purchase Agreement, its Exhibits and Letter Agreements shall apply also to this Amendment No 13.

     This Amendment No 13 supersedes any previous understandings, commitments or representations whatsoever oral or written with respect to the matters referred to herein.

     Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the A320 Family Purchase Agreement, its Exhibits and Letter Agreements.

     In the event of any inconsistency between the A320 Family Purchase Agreement and the present Amendment No 13, the latter shall prevail to the extent of said inconsistency.

This Amendment No 13 has been executed in two (2) original specimens which are in English.

IN WITNESS WHEREOF this Amendment No 13 to the A320 Family Purchase Agreement was duly entered into the day and year first above written.

For and on behalf of                    For and on behalf of

TAM - LINHAS AEREAS S.A.                AIRBUS S.A.S.


/s/                                     /s/
-------------------------------------   ----------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


WITNESS                                 WITNESS


                                        /s/
-------------------------------------   ----------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

                        EXHIBIT A TO THE AMENDMENT NO 13

The seller have developed AIRMAN software dedicated to maintenance operation for new aircraft equipped with on-board monitoring function. The three major functions of AIRMAN are line maintenance, hangar maintenance and engineering.

With license reference GCS/062.0037/02-issue 3 * TAM aircraft are scheduled to be connected in June / July 05 for a duration of * years.

                                       *